UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08879

MFS VARIABLE INSURANCE TRUST III

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013**

*	Effective the close of business December 7, 2012, (i) the Registrant changed its name from “Sun Capital Advisers Trust” to “MFS Variable Insurance Trust III”, (ii) Massachusetts Financial Services Company (“MFS”) became the investment adviser and administrator of the series of the Registrant, and (iii) John M. Corcoran and David L. DiLorenzo became the chief executive officer and the chief financial officer, respectively, of the Registrant. Effective the close of business December 7, 2012, certain series of the Registrant changed their name as set forth in the following table:

New Fund Name:	Former Fund Name:
MFS Blended Research Small Cap Equity Portfolio	SC BlackRock Small Cap Index Fund
MFS Conservative Allocation Portfolio	SC Ibbotson Conservative Fund
MFS Global Real Estate Portfolio	Sun Capital Global Real Estate Fund
MFS Growth Allocation Portfolio	SC Ibbotson Growth Fund
MFS Inflation Adjusted Bond Portfolio	SC BlackRock Inflation Protected Bond Fund
MFS New Discovery Value Portfolio	SC Columbia Small Cap Value Fund
MFS Mid Cap Value Portfolio	SC Goldman Sachs Mid Cap Value Fund
MFS Moderate Allocation Portfolio	SC Ibbotson Balanced Fund
MFS Limited Maturity Portfolio	SC Goldman Sachs Short Duration Fund

**	The following series of the Registrant were liquidated as of the close of business on December 7, 2012: SC AllianceBernstein International Value Fund, SC BlackRock International Index Fund, SC BlackRock Large Cap Index Fund, Sun Capital Money Market Fund, and SC Ibbotson Tactical Opportunities Fund. Additionally, effective the close of business December 7, 2012, (i) SC WMC Large Cap Growth Fund reorganized into MFS Growth Series, a series of MFS Variable Insurance Trust (“VIT”); (ii) SC Davis Venture Value Fund reorganized into MFS Research Series, a series of VIT; (iii) SC WMC Blue Chip Mid Cap Fund reorganized into MFS Mid Cap Growth Series, a series of VIT; (iv) SC Invesco Small Cap Growth Fund reorganized into MFS New Discovery Series, a series of VIT; (v) Sun Capital Investment Grade Bond Fund and SC PIMCO Total Return Fund each reorganized into MFS Research Bond Series, a series of VIT; (vi) SC Lord Abbett Growth & Income Fund reorganized into MFS Value Series, a series of VIT; and (vii) SC PIMCO High Yield Fund reorganized into MFS High Yield Portfolio, a series of MFS Variable Insurance Trust II (“VIT II”).

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

December 31, 2013

MFS® CONSERVATIVE ALLOCATION PORTFOLIO

MFS® Variable Insurance Trust III

VCA-ANN

MFS® CONSERVATIVE ALLOCATION PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Conservative Allocation Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS Conservative Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio holdings
MFS Research Bond Series	16.9%
MFS Limited Maturity Portfolio	12.0%
MFS Inflation-Adjusted Bond Portfolio	9.9%
MFS Government Securities Portfolio	9.9%
MFS Global Governments Portfolio	7.9%
MFS Value Series	6.1%
MFS Growth Series	6.1%
MFS Research Series	6.0%
MFS High Yield Portfolio	5.0%
MFS Research International Portfolio	4.0%
MFS Mid Cap Growth Series	4.0%
MFS Mid Cap Value Portfolio	4.0%
MFS International Growth Portfolio	2.0%
MFS International Value Portfolio	2.0%
MFS Global Real Estate Portfolio	2.0%
MFS New Discovery Series	1.0%
MFS New Discovery Value Portfolio	1.0%
Cash & Other Net Assets	0.2%

Portfolio actual allocation

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

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MFS Conservative Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS VIT III Conservative Allocation Portfolio (“fund”) provided a total return of 9.82%, while Service Class shares of the fund provided a total return of 9.52%. These compare with a return of –2.02% for the fund’s benchmark, the Barclays U.S. Aggregate Bond Index. The fund’s other benchmark, the MFS Conservative Allocation Portfolio Blended Index – Current (“Blended Index”), generated a return of 8.90%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Contributors to Performance

The fund outperformed the Blended Index over the period. Strong stock selection within the fund’s domestic equity fund holdings, particularly in the growth and mid-cap growth market segments, was a primary factor that aided relative performance.

Within the fixed income segment, the fund’s investments in the high yield and limited maturity market segments benefited relative results as these market segments outperformed the broader fixed income market as represented in the Blended Index.

Detractors from Performance

During the reporting period, bond markets underperformed equities as interest rates rose and equity markets appreciated. The fund’s investments in the global government bond and inflation-adjusted securities segments hindered relative results as these areas of the fixed income market underperformed the broader fixed income market as represented in the Blended Index.

The fund’s investments in emerging market equities, particularly within the MFS International Growth and MFS Research International portfolios held back relative results as the emerging markets underperformed the broader international equities market.

Respectfully,

Joseph Flaherty

Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Conservative Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	10/01/08	9.82%	9.64%	7.42%
Service Class	10/01/08	9.52%	9.39%	7.16%

Comparative benchmarks
Barclays U.S. Aggregate Bond Index (f)		(2.02)%	4.44%	5.11%
MFS Conservative Allocation Portfolio Blended Index – Current (f)(w)(y)		8.90%	9.37%	7.62%
MFS Conservative Allocation Fund Blended Index – Prior (f)(x)(y)		8.74%	9.31%	7.39%
Dow Jones-UBS Commodity Index (f)		(9.52)%	1.51%	(5.23)%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		4.39%	16.06%	6.96%
MSCI EAFE (Europe, Australasia, Far East) Index (f)		23.29%	12.96%	7.65%
Standard & Poor’s 500 Stock Index (f)		32.39%	17.94%	11.61%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(w)	MFS Conservative Allocation Portfolio Blended Index – Current is at a point in time and allocations during the period can change. As of December 31, 2013, the blended index was comprised of 62% Barclays U.S. Aggregate Bond Index, 28% Standard & Poors 500 Stock Index, 8% MSCI EAFE (Europe, Australasia, Far East) Index, and 2% FTSE EPRA/NAREIT Developed Real Estate Index.
(x)	MFS Conservative Allocation Fund Blended Index – Prior is at a point in time and allocations during the period can change. As of December 31, 2013, the blended index was comprised of 62% Barclays U.S. Aggregate Bond Index, 28% Standard & Poors 500 Stock Index, 8% MSCI EAFE (Europe, Australasia, Far East) Index, 1% Dow Jones-UBS Commodity Index, and 1% FTSE EPRA/NAREIT Developed Real Estate Index.
(y)	Effective January 30, 2013, the MFS Conservative Allocation Portfolio Blended Index – Current replaced the MFS Conservative Allocation Fund Blended Index – Prior as the fund’s other benchmark. The fund’s investment adviser believes the MFS Conservative Allocation Portfolio Blended Index – Current better reflects the investment policies and strategies of the fund.

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MFS Conservative Allocation Portfolio

Performance Summary – continued

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Dow Jones-UBS Commodity Index – a highly liquid and diversified benchmark for the commodity futures market. The index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (pork bellies), among others, and are traded in a variety of currencies.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Conservative Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including distribution and/or service (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.02%	$1,000.00	$1,071.85	$0.10
	Hypothetical (h)	0.02%	$1,000.00	$1,025.10	$0.10
Service Class	Actual	0.27%	$1,000.00	$1,069.78	$1.41
	Hypothetical (h)	0.27%	$1,000.00	$1,023.84	$1.38

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

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MFS Conservative Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

UNDERLYING AFFILIATED FUNDS – 99.8%
MFS Global Governments Portfolio – Initial Class (a)	6,804,953	$71,111,760
MFS Global Real Estate Portfolio – Initial Class	1,430,547	17,781,699
MFS Government Securities Portfolio – Initial Class	7,018,777	89,349,037
MFS Growth Series – Initial Class	1,391,185	54,353,590
MFS High Yield Portfolio – Initial Class	7,160,100	44,965,430
MFS Inflation-Adjusted Bond Portfolio – Initial Class	8,918,572	89,542,460
MFS International Growth Portfolio – Initial Class	1,227,482	18,129,915
MFS International Value Portfolio – Initial Class	828,399	18,108,798
MFS Limited Maturity Portfolio – Initial Class	10,430,039	107,637,998
MFS Mid Cap Growth Series – Initial Class	4,027,177	36,244,595
MFS Mid Cap Value Portfolio – Initial Class	3,603,646	36,216,640
MFS New Discovery Series – Initial Class	412,017	9,093,215
MFS New Discovery Value Portfolio – Initial Class	746,782	9,050,992
MFS Research Bond Series – Initial Class	11,605,875	152,385,136
MFS Research International Portfolio – Initial Class	2,253,105	36,252,456
MFS Research Series – Initial Class	1,890,718	54,339,229
MFS Value Series – Initial Class	2,819,176	54,353,713

Total Underlying Affiliated Funds (Identified Cost, $836,898,324)		$898,916,663

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 0.2%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	1,352,298	$1,352,298

Total Investments (Identified Cost, $838,250,622)		$900,268,961

OTHER ASSETS, LESS LIABILITIES – 0.0%		392,480

Net Assets – 100.0%		$900,661,441

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

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MFS Conservative Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Underlying affiliated funds, at value (identified cost, $838,250,622)	$900,268,961
Receivables for
Investments sold	2,496,462
Fund shares sold	853
Other assets	7,692
Total assets		$902,773,968
Liabilities
Payable for fund shares reacquired	$2,016,460
Payable to affiliates
Administrator	98
Shareholder servicing costs	69
Distribution and/or service fees	12,285
Payable for independent Trustees’ compensation	27
Accrued expenses and other liabilities	83,588
Total liabilities		$2,112,527
Net assets		$900,661,441
Net assets consist of
Paid-in capital	$817,413,928
Unrealized appreciation (depreciation) on investments	62,018,339
Accumulated net realized gain (loss) on investments	8,066,440
Undistributed net investment income	13,162,734
Net assets		$900,661,441
Shares of beneficial interest outstanding		77,568,231

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$4,166,736	358,876	$11.61
Service Class	896,494,705	77,209,355	11.61

See Notes to Financial Statements

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MFS Conservative Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Dividends from underlying affiliated funds		$8,421,469
Expenses
Distribution and service fees	$2,332,385
Shareholder servicing costs	28,867
Administrative services fee	17,500
Independent Trustees’ compensation	17,074
Custodian fee	74,507
Shareholder communications	37,866
Audit and tax fees	33,303
Legal fees	8,470
Miscellaneous	28,166
Total expenses		$2,578,138
Reduction of expenses by investment adviser	(2,459)
Net expenses		$2,575,679
Net investment income		$5,845,790
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments in underlying affiliated funds	$2,398,112
Capital gain distributions from underlying affiliated funds	13,942,297
Net realized gain (loss) on investments		$16,340,409
Change in unrealized appreciation (depreciation) on investments		$63,054,147
Net realized and unrealized gain (loss) on investments		$79,394,556
Change in net assets from operations		$85,240,346

See Notes to Financial Statements

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MFS Conservative Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$5,845,790	$11,075,627
Net realized gain (loss) on investments	16,340,409	80,578,147
Net unrealized gain (loss) on investments	63,054,147	(10,587,873)
Change in net assets from operations	$85,240,346	$81,065,901
Distributions declared to shareholders
From net investment income	$(25,330,153)	$(25,597,943)
From net realized gain on investments	(66,949,269)	(27,085,367)
Total distributions declared to shareholders	$(92,279,422)	$(52,683,310)
Change in net assets from fund share transactions	$(63,442,221)	$(7,136,566)
Total change in net assets	$(70,481,297)	$21,246,025
Net assets
At beginning of period	971,142,738	949,896,713
At end of period (including undistributed net investment income of $13,162,734 and $25,327,853, respectively)	$900,661,441	$971,142,738

See Notes to Financial Statements

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MFS Conservative Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.80	$11.47	$11.79	$10.94	$9.19
Income (loss) from investment operations
Net investment income (d)(l)	$0.11	$0.14	$0.19	$0.14	$0.33
Net realized and unrealized gain (loss) on investments	0.97	0.88	(0.08)	0.94	1.45
Total from investment operations	$1.08	$1.02	$0.11	$1.08	$1.78
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.35)	$(0.17)	$(0.16)	$(0.03)
From net realized gain on investments	(0.90)	(0.34)	(0.26)	(0.07)	(0.00	)(w)
Total distributions declared to shareholders	$(1.27)	$(0.69)	$(0.43)	$(0.23)	$(0.03)
Net asset value, end of period (x)	$11.61	$11.80	$11.47	$11.79	$10.94
Total return (%) (k)(r)(s)(x)	9.82	8.90	0.97	9.92	19.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.03	0.16	0.20	0.21	0.26
Expenses after expense reductions (f)(h)	0.03	N/A	N/A	0.20	0.20
Net investment income (l)	0.93	1.14	1.57	1.27	3.15
Portfolio turnover	1	57	7	16	12
Net assets at end of period (000 omitted)	$4,167	$5,024	$5,505	$5,053	$1,708

See Notes to Financial Statements

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MFS Conservative Allocation Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.80	$11.46	$11.79	$10.94	$9.18
Income (loss) from investment operations
Net investment income (d)(l)	$0.07	$0.14	$0.18	$0.13	$0.20
Net realized and unrealized gain (loss) on investments	0.98	0.86	(0.11)	0.92	1.56
Total from investment operations	$1.05	$1.00	$0.07	$1.05	$1.76
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.32)	$(0.14)	$(0.13)	$(0.00	)(w)
From net realized gain on investments	(0.90)	(0.34)	(0.26)	(0.07)	(0.00	)(w)
Total distributions declared to shareholders	$(1.24)	$(0.66)	$(0.40)	$(0.20)	$(0.00	)(w)
Net asset value, end of period (x)	$11.61	$11.80	$11.46	$11.79	$10.94
Total return (%) (k)(r)(s)(x)	9.52	8.72	0.63	9.64	19.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.28	0.41	0.45	0.47	0.53
Expenses after expense reductions (f)(h)	0.28	N/A	N/A	0.45	0.45
Net investment income (l)	0.62	1.14	1.52	1.18	2.01
Portfolio turnover	1	57	7	16	12
Net assets at end of period (000 omitted)	$896,495	$966,119	$944,392	$756,690	$364,790

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

12

MFS Conservative Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Conservative Allocation Portfolio (the fund) is a series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying fund’s shareholder reports are not covered by this report.

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, "fund" refers to the underlying fund in which the fund of fund invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing

13

MFS Conservative Allocation Portfolio

Notes to Financial Statements – continued

service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Mutual Funds	$900,268,961	$—	$—	$900,268,961

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or

14

MFS Conservative Allocation Portfolio

Notes to Financial Statements – continued

non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2013, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$25,330,153	$25,983,874
Long-term capital gains	66,949,269	26,699,436
Total distributions	$92,279,422	$52,683,310

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$839,711,955
Gross appreciation	82,172,698
Gross depreciation	(21,615,692)
Net unrealized appreciation (depreciation)	$60,557,006
Undistributed ordinary income	16,965,082
Undistributed long-term capital gain	5,725,425

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

15

MFS Conservative Allocation Portfolio

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$153,584	$162,063	$370,609	$156,414
Service Class	25,176,569	25,435,880	66,578,660	26,928,953
Total	$25,330,153	$25,597,943	$66,949,269	$27,085,367

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as fees and expenses associated with investments in investment companies and other similar investment vehicles such that fund operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013 the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $28,858, which equated to 0.0031% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $9.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0019% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,520 and are included in "Miscellaneous" expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,459, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

16

MFS Conservative Allocation Portfolio

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of shares of underlying funds aggregated $13,386,514 and $172,304,612, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	28,789	$341,906	55,092	$657,141
Service Class	1,266,568	15,297,074	2,140,285	25,304,906
	1,295,357	$15,638,980	2,195,377	$25,962,047
Shares issued to shareholders in reinvestment of distributions
Initial Class	47,654	$524,193	26,967	$318,477
Service Class	8,333,808	91,755,229	4,430,189	52,364,833
	8,381,462	$92,279,422	4,457,156	$52,683,310
Shares reacquired
Initial Class	(143,242)	$(1,644,768)	(136,485)	$(1,615,714)
Service Class	(14,268,578)	(169,715,855)	(7,082,864)	(84,166,209)
	(14,411,820)	$(171,360,623)	(7,219,349)	$(85,781,923)
Net change
Initial Class	(66,799)	$(778,669)	(54,426)	$(640,096)
Service Class	(4,668,202)	(62,663,552)	(512,390)	(6,496,470)
	(4,735,001)	$(63,442,221)	(566,816)	$(7,136,566)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $3,345 and $0, respectively, and are included in "Miscellaneous" expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Global Governments Portfolio	6,942,470	308,073	(445,590)	6,804,953
MFS Global Real Estate Portfolio	1,557,380	138,436	(265,269)	1,430,547
MFS Government Securities Portfolio	7,137,085	321,347	(439,655)	7,018,777
MFS Growth Series	2,032,329	28,541	(669,685)	1,391,185
MFS High Yield Portfolio	8,034,630	193,340	(1,067,870)	7,160,100
MFS Inflation-Adjusted Bond Portfolio	8,621,862	874,029	(577,319)	8,918,572
MFS Institutional Money Market Portfolio	1,088,933	73,418,001	(73,154,636)	1,352,298
MFS International Growth Portfolio	1,488,361	37,740	(298,619)	1,227,482
MFS International Value Portfolio	1,122,297	17,521	(311,419)	828,399

17

MFS Conservative Allocation Portfolio

Notes to Financial Statements – continued

Underlying Affiliated Funds – continued	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Limited Maturity Portfolio	11,252,633	133,104	(955,698)	10,430,039
MFS Mid Cap Growth Series	5,964,695	61,354	(1,998,872)	4,027,177
MFS Mid Cap Value Portfolio	4,474,215	695,020	(1,565,589)	3,603,646
MFS New Discovery Series	627,769	13,560	(229,312)	412,017
MFS New Discovery Value Portfolio	1,113,631	28,796	(395,645)	746,782
MFS Research Bond Series	12,180,140	311,112	(885,377)	11,605,875
MFS Research International Portfolio	2,879,280	39,645	(665,820)	2,253,105
MFS Research Series	2,674,821	24,319	(808,422)	1,890,718
MFS Value Series	4,046,628	56,109	(1,283,561)	2,819,176

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Global Governments Portfolio	$(260,408)	$—	$—	$71,111,760
MFS Global Real Estate Portfolio	294,293	—	984,315	17,781,699
MFS Government Securities Portfolio	(196,429)	754,238	2,078,954	89,349,037
MFS Growth Series	1,726,828	405,607	128,050	54,353,590
MFS High Yield Portfolio	(260,859)	—	1,121,613	44,965,430
MFS Inflation-Adjusted Bond Portfolio	(481,256)	5,711,620	—	89,542,460
MFS Institutional Money Market Portfolio	—	—	981	1,352,298
MFS International Growth Portfolio	195,319	11,443	243,700	18,129,915
MFS International Value Portfolio	830,933	—	271,340	18,108,798
MFS Limited Maturity Portfolio	(76,422)	311,836	144,949	107,637,998
MFS Mid Cap Growth Series	1,242,136	139,697	—	36,244,595
MFS Mid Cap Value Portfolio	1,239,674	5,451,314	413,582	36,216,640
MFS New Discovery Series	286,133	73,472	—	9,093,215
MFS New Discovery Value Portfolio	(75,060)	93,825	102,173	9,050,992
MFS Research Bond Series	(966,206)	694,330	1,857,459	152,385,136
MFS Research International Portfolio	1,041,970	—	266,238	36,252,456
MFS Research Series	(273,391)	131,537	176,515	54,339,229
MFS Value Series	(1,869,143)	163,378	631,600	54,353,713
	$2,398,112	$13,942,297	$8,421,469	$900,268,961

18

MFS Conservative Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS Conservative Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Conservative Allocation Portfolio (one of the series comprising MFS Variable Insurance Trust III) (the "Fund") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the underlying funds’ transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Conservative Allocation Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

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MFS Conservative Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

20

MFS Conservative Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph Flaherty

21

MFS Conservative Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s fees and expenses and the fees and expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information as to whether and to what extent applicable expense waivers and reimbursements are observed for the Fund, (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital (“Sun Capital”), an affiliate of MFS, and subadvised by Ibbotson Associates, Inc. In light of changes affecting the source of cash flows into Sun Capital Advisers Trust, management of Sun Capital proposed to the board of Sun Capital Advisers Trust a transition and integration plan whereby management of the Fund would be transferred to MFS and Sun Capital Advisers Trust would be integrated into the MFS family of funds. Pursuant to that plan, shareholders of the Fund were asked to approve an investment advisory agreement between MFS and the Fund. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period ended December 31, 2012 relative to the Lipper performance universe. The Fund commenced operations in October 2008; therefore no performance data for

22

MFS Conservative Allocation Portfolio

Board Review of Investment Advisory Agreement – continued

the five-year period was available. In light of the Fund’s lower total expense ratio under MFS’ management, the Trustees also considered pro forma performance information from Lipper Inc. for the one- and three-year periods ended December 31, 2012, which was adjusted to reflect the effect of the Fund’s lower total expense ratio. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that MFS became the Fund’s investment adviser in December 2012 and that MFS implemented certain changes in the Fund’s investment strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

The Trustees considered that MFS does not charge an advisory fee for providing investment advisory services to the Fund, but that the Fund pays its pro rata share of the advisory fees paid by the underlying funds in which it invests (the “Underlying Funds”).

In assessing the reasonableness of the Fund’s expenses, the Trustees considered, among other information, the Fund’s total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the total expense ratios of peer groups of funds based on information provided by Lipper Inc., noting that the Fund’s total expense ratio was expected to be relatively low because, as noted above, the Fund does not bear advisory expenses. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s total expense ratio was higher than the Lipper expense group median. Because the Fund does not pay an advisory fee, the Trustees did not consider the extent to which economies of scale would be realized due to the Fund’s growth of assets, whether fee levels reflect economies of scale for shareholders, or the fees paid by similar funds to other investment advisers or by similar clients of MFS.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s or the Underlying Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Underlying Funds’ portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of the MFS Web site (mfs.com).

23

MFS Conservative Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $73,645,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 9.76% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

24

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

25

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

ANNUAL REPORT

December 31, 2013

MFS® MODERATE ALLOCATION PORTFOLIO

MFS® Variable Insurance Trust III

VMA-ANN

MFS® MODERATE ALLOCATION PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Moderate Allocation Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Moderate Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio holdings
MFS Research Bond Series	11.8%
MFS Government Securities Portfolio	9.9%
MFS Value Series	9.1%
MFS Growth Series	9.1%
MFS Research Series	8.1%
MFS Research International Portfolio	7.1%
MFS Mid Cap Value Portfolio	7.0%
MFS Mid Cap Growth Series	7.0%
MFS High Yield Portfolio	5.0%
MFS Inflation-Adjusted Bond Portfolio	4.9%
MFS Global Governments Portfolio	4.9%
MFS Limited Maturity Portfolio	4.0%
MFS International Growth Portfolio	3.0%
MFS International Value Portfolio	3.0%
MFS Global Real Estate Portfolio	3.0%
MFS New Discovery Series	1.5%
MFS New Discovery Value Portfolio	1.5%
Cash & Other Net Assets	0.1%

Portfolio actual allocation

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Moderate Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Moderate Allocation Portfolio (“fund”) provided a total return of 16.87%, while Service Class shares of the fund provided a total return of 16.51%. These compare with a return of 32.39% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”). The fund’s other benchmark, the MFS Moderate Allocation Portfolio Blended Index – Current (“Blended Index”), generated a return of 15.35%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Detractors from Performance

During the reporting period, the fund’s investments in emerging market equities, particularly within the MFS International Growth and MFS Research International portfolios held back relative results as the emerging markets underperformed the broader international equities market.

The fund’s investments in the global government bond segment also hindered relative results as this area of the fixed income market underperformed the broader fixed income market as represented in the Blended Index.

Contributors to Performance

Strong stock selection within the fund’s domestic equity fund holdings, particularly in the core growth, mid-cap growth, mid-cap value, and core value market segments, was a primary factor that aided relative performance.

Within the fixed income segment, the fund’s investments in the high yield segment benefited relative results as this market segment outperformed the broader fixed income market as represented in the Blended Index.

Respectfully,

Joseph Flaherty

Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Moderate Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	10/01/08	16.87%	12.07%	9.41%
Service Class	10/01/08	16.51%	11.79%	9.13%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		32.39%	17.94%	11.61%
MFS Moderate Allocation Portfolio Blended Index – Current (f)(w)(y)		15.35%	11.97%	8.79%
MFS Moderate Allocation Fund Blended Index – Prior (f)(x)(y)		14.32%	11.59%	8.39%
Barclays U.S. Aggregate Bond Index (f)		(2.02)%	4.44%	5.11%
Dow Jones-UBS Commodity Index – Total Return (f)		(9.52)%	1.51%	(5.23)%
FTSE EPRA/NAREIT Developed Total Return (f)		4.39%	16.06%	6.96%
MSCI EAFE – Gross Return (f)		23.29%	12.96%	7.65%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(w)	MFS Moderate Allocation Portfolio Blended Index – Current is at a point in time and allocations during the period can change. As of December 31, 2013, the blended index was comprised of 41% Barclays U.S. Aggregate Bond Index, 43% Standard & Poor’s 500 Stock Index, 13% MSCI EAFE (Europe, Australasia, Far East) Index, and 3% FTSE EPRA/NAREIT Developed Real Estate Index.
(x)	MFS Moderate Allocation Fund Blended Index – Prior is at a point in time and allocations during the period can change. As of December 31, 2013, the blended index was comprised of 41% Barclays U.S. Aggregate Bond Index, 41% Standard & Poor’s 500 Stock Index, 13% MSCI EAFE (Europe, Australasia, Far East) Index, 3% Dow Jones-UBS Commodity Index, and 2% FTSE EPRA/NAREIT Developed Real Estate Index.
(y)	Effective January 30, 2013, the MFS Moderate Allocation Portfolio Blended Index – Current replaced the MFS Moderate Allocation Fund Blended Index – Prior as the fund’s other benchmark. The fund’s investment adviser believes the MFS Moderate Allocation Portfolio Blended Index – Current better reflects the investment policies and strategies of the fund.

4

MFS Moderate Allocation Portfolio

Performance Summary – continued

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Dow Jones-UBS Commodity Index – a highly liquid and diversified benchmark for the commodity futures market. The index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (pork bellies), among others, and are traded in a variety of currencies.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Moderate Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including distribution and/or service (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.02%	$1,000.00	$1,105.25	$0.11
	Hypothetical (h)	0.02%	$1,000.00	$1,025.10	$0.10
Service Class	Actual	0.27%	$1,000.00	$1,103.51	$1.43
	Hypothetical (h)	0.27%	$1,000.00	$1,023.84	$1.38

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

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MFS Moderate Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

UNDERLYING AFFILIATED FUNDS – 99.9%
MFS Global Governments Portfolio – Initial Class (a)	10,415,734	$108,844,416
MFS Global Real Estate Portfolio – Initial Class	5,334,590	66,308,958
MFS Government Securities Portfolio – Initial Class	17,111,780	217,832,958
MFS Growth Series – Initial Class	5,104,948	199,450,322
MFS High Yield Portfolio – Initial Class	17,424,880	109,428,248
MFS Inflation-Adjusted Bond Portfolio – Initial Class	10,882,484	109,260,140
MFS International Growth Portfolio – Initial Class	4,527,618	66,872,922
MFS International Value Portfolio – Initial Class	3,054,205	66,764,911
MFS Limited Maturity Portfolio – Initial Class	8,469,239	87,402,545
MFS Mid Cap Growth Series – Initial Class	17,250,923	155,258,304
MFS Mid Cap Value Portfolio – Initial Class	15,452,866	155,301,299
MFS New Discovery Series – Initial Class	1,516,163	33,461,708
MFS New Discovery Value Portfolio – Initial Class	2,742,947	33,244,519
MFS Research Bond Series – Initial Class	19,910,826	261,429,143

Issuer	Shares/Par	Value ($)

UNDERLYING AFFILIATED FUNDS – continued
MFS Research International Portfolio – Initial Class	9,696,444	$156,015,780
MFS Research Series – Initial Class	6,173,522	177,427,036
MFS Value Series – Initial Class	10,363,058	199,799,759

Total Underlying Affiliated Funds (Identified Cost, $1,950,982,351)		$2,204,102,968

MONEY MARKET FUNDS – 0.1%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	1,689,823	$1,689,823

Total Investments (Identified Cost, $1,952,672,174)		$2,205,792,791

OTHER ASSETS, LESS LIABILITIES – 0.0%		252,471

Net Assets – 100.0%		$2,206,045,262

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

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MFS Moderate Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Underlying affiliated funds, at value (identified cost, $1,952,672,174)	$2,205,792,791
Receivables for
Investments sold	923,933
Fund shares sold	18,435
Other assets	17,533
Total assets		$2,206,752,692
Liabilities
Payables for
Investments purchased	$118,436
Fund shares reacquired	430,055
Payable to affiliates
Administrator	98
Shareholder servicing costs	169
Distribution and/or service fees	30,064
Payable for independent Trustees’ compensation	42
Accrued expenses and other liabilities	128,566
Total liabilities		$707,430
Net assets		$2,206,045,262
Net assets consist of
Paid-in capital	$1,900,312,648
Unrealized appreciation (depreciation) on investments	253,120,617
Accumulated net realized gain (loss) on investments	23,368,967
Undistributed net investment income	29,243,030
Net assets		$2,206,045,262
Shares of beneficial interest outstanding		169,727,542

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$6,123,764	470,513	$13.02
Service Class	2,199,921,498	169,257,029	13.00

See Notes to Financial Statements

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MFS Moderate Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Dividends from underlying affiliated funds		$21,523,832
Expenses
Distribution and service fees	$5,201,722
Shareholder servicing costs	61,578
Administrative services fee	17,500
Independent Trustees’ compensation	35,673
Custodian fee	103,657
Shareholder communications	65,826
Audit and tax fees	33,365
Legal fees	19,037
Miscellaneous	48,294
Total expenses		$5,586,652
Reduction of expenses by investment adviser	(5,263)
Net expenses		$5,581,389
Net investment income		$15,942,443
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments in underlying affiliated funds	$3,436,558
Capital gain distributions from underlying affiliated funds	35,076,563
Net realized gain (loss) on investments		$38,513,121
Change in unrealized appreciation (depreciation) on investments		$264,683,122
Net realized and unrealized gain (loss) on investments		$303,196,243
Change in net assets from operations		$319,138,686

See Notes to Financial Statements

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MFS Moderate Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$15,942,443	$30,421,383
Net realized gain (loss) on investments	38,513,121	143,661,375
Net unrealized gain (loss) on investments	264,683,122	15,919,102
Change in net assets from operations	$319,138,686	$190,001,860
Distributions declared to shareholders
From net investment income	$(49,362,527)	$(45,834,075)
From net realized gain on investments	(125,759,031)	(48,460,267)
Total distributions declared to shareholders	$(175,121,558)	$(94,294,342)
Change in net assets from fund share transactions	$71,470,406	$41,599,614
Total change in net assets	$215,487,534	$137,307,132
Net assets
At beginning of period	1,990,557,728	1,853,250,596
At end of period (including undistributed net investment income of $29,243,030 and $49,360,322, respectively)	$2,206,045,262	$1,990,557,728

See Notes to Financial Statements

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MFS Moderate Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.20	$11.60	$12.37	$11.21	$9.07
Income (loss) from investment operations
Net investment income (d)(l)	$0.09	$0.31	$0.20	$0.20	$0.20
Net realized and unrealized gain (loss) on investments	1.88	0.92	(0.40)	1.15	1.97
Total from investment operations	$1.97	$1.23	$(0.20)	$1.35	$2.17
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.32)	$(0.17)	$(0.13)	$(0.03)
From net realized gain on investments	(0.80)	(0.31)	(0.40)	(0.06)	(0.00	)(w)
Total distributions declared to shareholders	$(1.15)	$(0.63)	$(0.57)	$(0.19)	$(0.03)
Net asset value, end of period (x)	$13.02	$12.20	$11.60	$12.37	$11.21
Total return (%) (k)(r)(s)(x)	16.87	10.56	(1.56)	12.18	23.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.02	0.15	0.19	0.21	0.28
Expenses after expense reductions (f)(h)	0.02	N/A	N/A	0.20	0.20
Net investment income (l)	0.73	2.52	1.61	1.75	1.95
Portfolio turnover	6	67	7	27	14
Net assets at end of period (000 omitted)	$6,124	$4,279	$3,150	$1,687	$442

See Notes to Financial Statements

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MFS Moderate Allocation Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.19	$11.58	$12.35	$11.20	$9.06
Income (loss) from investment operations
Net investment income (d)(l)	$0.10	$0.19	$0.16	$0.15	$0.17
Net realized and unrealized gain (loss) on investments	1.82	1.02	(0.39)	1.16	1.97
Total from investment operations	$1.92	$1.21	$(0.23)	$1.31	$2.14
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.29)	$(0.14)	$(0.10)	$(0.00	)(w)
From net realized gain on investments	(0.80)	(0.31)	(0.40)	(0.06)	(0.00	)(w)
Total distributions declared to shareholders	$(1.11)	$(0.60)	$(0.54)	$(0.16)	$(0.00	)(w)
Net asset value, end of period (x)	$13.00	$12.19	$11.58	$12.35	$11.20
Total return (%) (k)(r)(s)(x)	16.51	10.39	(1.81)	11.82	23.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.27	0.40	0.44	0.46	0.52
Expenses after expense reductions (f)(h)	0.27	N/A	N/A	0.45	0.45
Net investment income (l)	0.76	1.55	1.32	1.30	1.69
Portfolio turnover	6	67	7	27	14
Net assets at end of period (000 omitted)	$2,199,921	$1,986,278	$1,850,101	$1,444,241	$566,276

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

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MFS Moderate Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Moderate Allocation Portfolio (the fund) is a series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” refers to the underlying fund in which the fund of fund invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing

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MFS Moderate Allocation Portfolio

Notes to Financial Statements – continued

service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Mutual Funds	$2,205,792,791	$—	$—	$2,205,792,791

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or

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Notes to Financial Statements – continued

non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2013, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$49,362,527	$45,908,214
Long-term capital gains	125,759,031	48,386,128
Total distributions	$175,121,558	$94,294,342

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$1,954,888,383
Gross appreciation	288,192,900
Gross depreciation	(37,288,492)
Net unrealized appreciation (depreciation)	$250,904,408
Undistributed ordinary income	33,802,414
Undistributed long-term capital gain	21,025,792

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

15

MFS Moderate Allocation Portfolio

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$98,293	$97,763	$227,867	$93,117
Service Class	49,264,234	45,736,312	125,531,164	48,367,150
Total	$49,362,527	$45,834,075	$125,759,031	$48,460,267

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as fees and expenses associated with investments in investment companies and other similar vehicles such that operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $61,569, which equated to 0.0029% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $9.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0008% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $12,319 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the

16

MFS Moderate Allocation Portfolio

Notes to Financial Statements – continued

payments made by the fund in the amount of $5,263, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of shares of underlying funds aggregated $123,588,836 and $233,366,920, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	337,493	$4,194,281	89,337	$1,071,965
Service Class	5,284,193	67,697,262	4,256,834	51,760,922
	5,621,686	$71,891,543	4,346,171	$52,832,887
Shares issued to shareholders in reinvestment of distributions
Initial Class	27,000	$326,160	15,608	$190,880
Service Class	14,469,818	174,795,398	7,700,774	94,103,462
	14,496,818	$175,121,558	7,716,382	$94,294,342
Shares reacquired
Initial Class	(244,672)	$(3,192,341)	(25,798)	$(312,407)
Service Class	(13,479,779)	(172,350,354)	(8,679,654)	(105,215,208)
	(13,724,451)	$(175,542,695)	(8,705,452)	$(105,527,615)
Net change
Initial Class	119,821	$1,328,100	79,147	$950,438
Service Class	6,274,232	70,142,306	3,277,954	40,649,176
	6,394,053	$71,470,406	3,357,101	$41,599,614

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $7,478 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

17

MFS Moderate Allocation Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Global Governments Portfolio	8,850,203	1,642,967	(77,436)	10,415,734
MFS Global Real Estate Portfolio	4,774,336	973,320	(413,066)	5,334,590
MFS Government Securities Portfolio	14,562,011	2,659,063	(109,294)	17,111,780
MFS Growth Series	6,237,488	63,898	(1,196,438)	5,104,948
MFS High Yield Portfolio	16,458,877	1,185,700	(219,697)	17,424,880
MFS Inflation-Adjusted Bond Portfolio	8,823,688	2,226,163	(167,367)	10,882,484
MFS Institutional Money Market Portfolio	978,171	107,836,867	(107,125,215)	1,689,823
MFS International Growth Portfolio	4,574,112	234,305	(280,799)	4,527,618
MFS International Value Portfolio	3,453,359	55,090	(454,244)	3,054,205
MFS Limited Maturity Portfolio	7,654,288	932,309	(117,358)	8,469,239
MFS Mid Cap Growth Series	21,375,239	125,007	(4,249,323)	17,250,923
MFS Mid Cap Value Portfolio	16,050,979	2,837,076	(3,435,189)	15,452,866
MFS New Discovery Series	1,924,794	26,533	(435,164)	1,516,163
MFS New Discovery Value Portfolio	3,421,836	77,327	(756,216)	2,742,947
MFS Research Bond Series	17,539,556	2,560,429	(189,159)	19,910,826
MFS Research International Portfolio	10,338,373	263,333	(905,262)	9,696,444
MFS Research Series	7,297,788	55,397	(1,179,663)	6,173,522
MFS Value Series	12,448,090	190,285	(2,275,317)	10,363,058

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Global Governments Portfolio	$(38,345)	$—	$—	$108,844,416
MFS Global Real Estate Portfolio	592,593	—	3,281,660	66,308,958
MFS Government Securities Portfolio	(5,203)	1,678,690	4,627,083	217,832,958
MFS Growth Series	3,341,374	1,410,427	445,271	199,450,322
MFS High Yield Portfolio	(55,841)	—	2,524,593	109,428,248
MFS Inflation-Adjusted Bond Portfolio	(49,390)	6,316,264	—	109,260,140
MFS Institutional Money Market Portfolio	—	—	1,653	1,689,823
MFS International Growth Portfolio	(66,772)	39,333	837,675	66,872,922
MFS International Value Portfolio	1,014,146	—	938,379	66,764,911
MFS Limited Maturity Portfolio	(5,104)	233,494	108,534	87,402,545
MFS Mid Cap Growth Series	2,838,840	569,194	—	155,258,304
MFS Mid Cap Value Portfolio	1,731,421	22,186,182	1,683,226	155,301,299
MFS New Discovery Series	505,019	256,317	—	33,461,708
MFS New Discovery Value Portfolio	(541,184)	326,076	355,089	33,244,519
MFS Research Bond Series	(163,634)	1,090,787	2,918,055	261,429,143
MFS Research International Portfolio	1,054,521	—	1,075,612	156,015,780
MFS Research Series	(1,738,700)	404,973	543,456	177,427,036
MFS Value Series	(4,977,183)	564,826	2,183,546	199,799,759
	$3,436,558	$35,076,563	$21,523,832	$2,205,792,791

18

MFS Moderate Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Moderate Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Moderate Allocation Portfolio (one of the series comprising MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the underlying funds’ transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Moderate Allocation Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

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MFS Moderate Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

20

MFS Moderate Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph Flaherty

21

MFS Moderate Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s fees and expenses and the fees and expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information as to whether and to what extent applicable expense waivers and reimbursements are observed for the Fund, (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital (“Sun Capital”), an affiliate of MFS, and subadvised by Ibbotson Associates, Inc. In light of changes affecting the source of cash flows into Sun Capital Advisers Trust, management of Sun Capital proposed to the board of Sun Capital Advisers Trust a transition and integration plan whereby management of the Fund would be transferred to MFS and Sun Capital Advisers Trust would be integrated into the MFS family of funds. Pursuant to that plan, shareholders of the Fund were asked to approve an investment advisory agreement between MFS and the Fund. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period ended December 31, 2012 relative to the Lipper performance universe. The Fund commenced operations in October 2008; therefore no performance data for

22

MFS Moderate Allocation Portfolio

Board Review of Investment Advisory Agreement – continued

the five-year period was available. In light of the Fund’s lower total expense ratio under MFS’ management, the Trustees also considered pro forma performance information from Lipper Inc. for the one- and three-year periods ended December 31, 2012, which was adjusted to reflect the effect of the Fund’s lower total expense ratio. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that MFS became the Fund’s investment adviser in December 2012 and that MFS implemented certain changes in the Fund’s investment strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

The Trustees considered that MFS does not charge an advisory fee for providing investment advisory services to the Fund, but that the Fund pays its pro rata share of the advisory fees paid by the underlying funds in which it invests (the “Underlying Funds”).

In assessing the reasonableness of the Fund’s expenses, the Trustees considered, among other information, the Fund’s total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the total expense ratios of peer groups of funds based on information provided by Lipper Inc., noting that the Fund’s total expense ratio was expected to be relatively low because, as noted above, the Fund does not bear advisory expenses. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s total expense ratio was higher than the Lipper expense group median. Because the Fund does not pay an advisory fee, the Trustees did not consider the extent to which economies of scale would be realized due to the Fund’s growth of assets, whether fee levels reflect economies of scale for shareholders, or the fees paid by similar funds to other investment advisers or by similar clients of MFS.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s or the Underlying Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Underlying Funds’ portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of the MFS Web site (mfs.com).

23

MFS Moderate Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $138,335,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 24.32% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

24

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

25

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

ANNUAL REPORT

December 31, 2013

MFS® GROWTH ALLOCATION PORTFOLIO

MFS® Variable Insurance Trust III

VGA-ANN

MFS® GROWTH ALLOCATION PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Allocation Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Growth Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio holdings
MFS Growth Series	11.1%
MFS Value Series	11.1%
MFS Research Series	10.1%
MFS Mid Cap Growth Series	9.1%
MFS Research International Portfolio	9.1%
MFS Mid Cap Value Portfolio	9.0%
MFS International Value Portfolio	5.0%
MFS International Growth Portfolio	5.0%
MFS High Yield Portfolio	4.9%
MFS Research Bond Series	4.9%
MFS Inflation-Adjusted Bond Portfolio	4.9%
MFS Global Real Estate Portfolio	4.9%
MFS Global Governments Portfolio	3.9%
MFS New Discovery Series	2.0%
MFS New Discovery Value Portfolio	2.0%
MFS Limited Maturity Portfolio	2.0%
MFS Emerging Markets Equity Portfolio	1.0%
Cash & Other Net Assets (o)	0.0%

Portfolio actual allocation

(o)	Less than 0.1%.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Growth Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Growth Allocation Portfolio (“fund”) provided a total return of 22.56%, while Service Class shares of the fund provided a total return of 22.38%. These compare with a return of 32.39% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”). The fund’s other benchmark, the MFS Growth Allocation Portfolio Blended Index – Current (“Blended Index”), generated a return of 21.30%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Detractors from Performance

During the reporting period, the fund’s investments in emerging market equities, particularly within the MFS International Growth, MFS Research International and MFS Emerging Markets portfolios held back relative results as the emerging markets underperformed the broader international equities market.

Contributors to Performance

Strong stock selection within the fund’s domestic equity fund holdings, particularly the core growth, mid-cap growth, mid-cap value, and core value market segments, was a primary factor that aided relative performance.

Within the fixed income segment, the fund’s investments in the high yield segment benefited relative results as this market segment outperformed the broader fixed income market as represented in the Blended Index.

Respectfully,

Joseph Flaherty

Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Growth Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	10/01/08	22.56%	14.02%	10.75%
Service Class	10/01/08	22.38%	13.74%	10.49%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		32.39%	17.94%	11.61%
MFS Growth Allocation Portfolio Blended Index – Current (f)(w)(y)		21.30%	14.26%	9.62%
MFS Growth Allocation Fund Blended Index – Prior (f)(x)(y)		20.06%	13.75%	9.22%
Barclays U.S. Aggregate Bond Index (f)		(2.02)%	4.44%	5.11%
Dow Jones-UBS Commodity Index (f)		(9.52)%	1.51%	(5.23)%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		4.39%	16.06%	6.96%
MSCI EAFE (Europe, Australasia, Far East) Index (f)		23.29%	12.96%	7.65%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

(w)	MFS Growth Allocation Portfolio Blended Index – Current is at a point in time and allocations during the period can change. As of December 31, 2013, the blended index was comprised of 54% Standard & Poor’s 500 Stock Index, 21% Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE (Europe, Australasia, Far East) Index, and 5% FTSE EPRA/NAREIT Developed Real Estate Index.

(x)	MFS Growth Allocation Fund Blended Index – Prior is at a point in time and allocations during the period can change. As of December 31, 2013, the blended index was comprised of 52% Standard & Poor’s 500 Stock Index, 21% Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE (Europe, Australasia, Far East) Index, 4% Dow Jones-UBS Commodity Index, and 3% FTSE EPRA/NAREIT Developed Real Estate Index.

(y)	Effective January 30, 2013, the MFS Growth Allocation Portfolio Blended Index – Current replaced the MFS Growth Allocation Fund Blended Index – Prior as the fund’s other benchmark. The fund’s investment adviser believes the MFS Growth Allocation Portfolio Blended Index – Current better reflects the investment policies and strategies of the fund.

4

MFS Growth Allocation Portfolio

Performance Summary – continued

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Dow Jones-UBS Commodity Index – a highly liquid and diversified benchmark for the commodity futures market. The index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (pork bellies), among others, and are traded in a variety of currencies.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Growth Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including distribution and/or service (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period

July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses.

You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.03%	$1,000.00	$1,133.66	$0.16
	Hypothetical (h)	0.03%	$1,000.00	$1,025.05	$0.15
Service Class	Actual	0.28%	$1,000.00	$1,132.85	$1.51
	Hypothetical (h)	0.28%	$1,000.00	$1,023.79	$1.43

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher

6

MFS Growth Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

UNDERLYING AFFILIATED FUNDS – 100.0%
MFS Emerging Markets Equity Portfolio – Initial Class	417,933	$6,068,390
MFS Global Governments Portfolio – Initial Class (a)	2,311,333	24,153,430
MFS Global Real Estate Portfolio – Initial Class	2,448,416	30,433,812
MFS Growth Series – Initial Class	1,765,573	68,980,942
MFS High Yield Portfolio – Initial Class	4,876,475	30,624,260
MFS Inflation-Adjusted Bond Portfolio – Initial Class	3,032,449	30,445,791
MFS International Growth Portfolio – Initial Class	2,113,249	31,212,684
MFS International Value Portfolio – Initial Class	1,427,945	31,214,875
MFS Limited Maturity Portfolio – Initial Class	1,180,813	12,185,991
MFS Mid Cap Growth Series – Initial Class	6,275,206	56,476,858
MFS Mid Cap Value Portfolio – Initial Class	5,604,863	56,328,874
MFS New Discovery Series – Initial Class	573,127	12,648,903
MFS New Discovery Value Portfolio – Initial Class	1,034,730	12,540,926
MFS Research Bond Series – Initial Class	2,319,684	30,457,450
MFS Research International Portfolio – Initial Class	3,493,761	56,214,622

Issuer	Shares/Par	Value ($)

UNDERLYING AFFILIATED FUNDS – continued
MFS Research Series – Initial Class	2,180,043	$62,654,427
MFS Value Series – Initial Class	3,576,853	68,961,734

Total Underlying Affiliated Funds (Identified Cost, $518,581,509)		$621,603,969

MONEY MARKET FUNDS – 0.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	13	$13

Total Investments (Identified Cost, $518,581,522)		$621,603,982

OTHER ASSETS, LESS LIABILITIES – 0.0%		220,476

Net Assets – 100.0%		$621,824,458

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

7

MFS Growth Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Underlying affiliated funds, at value (identified cost, $518,581,522)	$621,603,982
Receivables for
Investments sold	916,531
Fund shares sold	54,213
Other assets	5,416
Total assets		$622,580,142
Liabilities
Payable to custodian	$157,672
Payables for
Investments purchased	54,213
Fund shares reacquired	477,718
Payable to affiliates
Administrator	98
Shareholder servicing costs	51
Distribution and/or service fees	8,453
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	57,465
Total liabilities		$755,684
Net assets		$621,824,458
Net assets consist of
Paid-in capital	$501,638,507
Unrealized appreciation (depreciation) on investments	103,022,460
Accumulated net realized gain (loss) on investments	8,922,479
Undistributed net investment income	8,241,012
Net assets		$621,824,458
Shares of beneficial interest outstanding		51,030,054

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$2,857,771	234,385	$12.19
Service Class	618,966,687	50,795,669	12.19

See Notes to Financial Statements

8

MFS Growth Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Dividends from underlying affiliated funds		$5,900,001
Expenses
Distribution and service fees	$1,482,325
Shareholder servicing costs	18,208
Administrative services fee	17,500
Independent Trustees’ compensation	15,824
Custodian fee	49,832
Shareholder communications	23,223
Audit and tax fees	33,278
Legal fees	5,461
Miscellaneous	21,669
Total expenses		$1,667,320
Reduction of expenses by investment adviser	(1,507)
Net expenses		$1,665,813
Net investment income		$4,234,188
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments in underlying affiliated funds	$2,378,636
Capital gain distributions from underlying affiliated funds	11,349,693
Net realized gain (loss) on investments		$13,728,329
Change in unrealized appreciation (depreciation) on investments		$101,801,780
Net realized and unrealized gain (loss) on investments		$115,530,109
Change in net assets from operations		$119,764,297

See Notes to Financial Statements

9

MFS Growth Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$4,234,188	$8,935,323
Net realized gain (loss) on investments	13,728,329	56,839,320
Net unrealized gain (loss) on investments	101,801,780	666,564
Change in net assets from operations	$119,764,297	$66,441,207
Distributions declared to shareholders
From net investment income	$(13,774,200)	$(13,155,817)
From net realized gain on investments	(52,412,075)	(26,554,716)
Total distributions declared to shareholders	$(66,186,275)	$(39,710,533)
Change in net assets from fund share transactions	$5,305,733	$(11,952,384)
Total change in net assets	$58,883,755	$14,778,290
Net assets
At beginning of period	562,940,703	548,162,413
At end of period (including undistributed net investment income of $8,241,012 and $13,773,303, respectively)	$621,824,458	$562,940,703

See Notes to Financial Statements

10

MFS Growth Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.22	$10.70	$12.47	$11.25	$8.87
Income (loss) from investment operations
Net investment income (d)(l)	$0.12	$0.26	$0.16	$0.18	$0.06
Net realized and unrealized gain (loss) on investments	2.28	1.11	(0.64)	1.34	2.35
Total from investment operations	$2.40	$1.37	$(0.48)	$1.52	$2.41
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.30)	$(0.23)	$(0.18)	$(0.03)
From net realized gain on investments	(1.11)	(0.55)	(1.06)	(0.12)	(0.00	)(w)
Total distributions declared to shareholders	$(1.43)	$(0.85)	$(1.29)	$(0.30)	$(0.03)
Net asset value, end of period (x)	$12.19	$11.22	$10.70	$12.47	$11.25
Total return (%) (k)(r)(s)(x)	22.56	12.78	(3.66)	13.80	27.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.03	0.18	0.21	0.22	0.30
Expenses after expense reductions (f)(h)	0.03	N/A	0.21	0.20	0.20
Net investment income (l)	0.98	2.31	1.34	1.54	0.61
Portfolio turnover	4	72	16	38	16
Net assets at end of period (000 omitted)	$2,858	$2,971	$2,143	$1,616	$292

See Notes to Financial Statements

11

MFS Growth Allocation Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.21	$10.70	$12.47	$11.24	$8.87
Income (loss) from investment operations
Net investment income (d)(l)	$0.08	$0.18	$0.10	$0.12	$0.12
Net realized and unrealized gain (loss) on investments	2.30	1.15	(0.61)	1.38	2.25
Total from investment operations	$2.38	$1.33	$(0.51)	$1.50	$2.37
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.27)	$(0.20)	$(0.15)	$(0.00	)(w)
From net realized gain on investments	(1.11)	(0.55)	(1.06)	(0.12)	(0.00	)(w)
Total distributions declared to shareholders	$(1.40)	$(0.82)	$(1.26)	$(0.27)	$(0.00	)(w)
Net asset value, end of period (x)	$12.19	$11.21	$10.70	$12.47	$11.24
Total return (%) (k)(r)(s)(x)	22.38	12.40	(3.90)	13.61	26.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.28	0.43	0.46	0.47	0.53
Expenses after expense reductions (f)(h)	0.28	N/A	0.45	0.45	0.45
Net investment income (l)	0.71	1.59	0.86	1.03	1.18
Portfolio turnover	4	72	16	38	16
Net assets at end of period (000 omitted)	$618,967	$559,969	$546,019	$588,923	$448,441

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

12

MFS Growth Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Allocation Portfolio (the fund) is a series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” refers to the underlying fund in which the fund of fund invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing

13

MFS Growth Allocation Portfolio

Notes to Financial Statements – continued

service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Mutual Funds	$621,603,982	$—	$—	$621,603,982

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or

14

MFS Growth Allocation Portfolio

Notes to Financial Statements – continued

non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2013, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$13,774,200	$13,609,585
Long-term capital gains	52,412,075	26,100,948
Total distributions	$66,186,275	$39,710,533

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$519,507,128
Gross appreciation	106,896,308
Gross depreciation	(4,799,454)
Net unrealized appreciation (depreciation)	$102,096,854
Undistributed ordinary income	10,446,862
Undistributed long-term capital gain	7,642,235

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

15

MFS Growth Allocation Portfolio

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$75,329	$72,571	$260,226	$131,974
Service Class	13,698,871	13,083,246	52,151,849	26,422,742
Total	$13,774,200	$13,155,817	$52,412,075	$26,554,716

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as fees and expenses associated with investments in investment companies and other similar investment vehicles such that fund operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $18,199, which equated to 0.0031% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $9.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0029% the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,514 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,507, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

16

MFS Growth Allocation Portfolio

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of shares of underlying funds aggregated $22,070,599 and $84,537,043, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	36,900	$437,540	75,213	$842,588
Service Class	1,291,017	15,393,936	922,850	10,344,402
	1,327,917	$15,831,476	998,063	$11,186,990
Shares issued to shareholders in reinvestment of distributions
Initial Class	30,149	$335,555	18,198	$204,545
Service Class	5,916,507	65,850,720	3,514,768	39,505,988
	5,946,656	$66,186,275	3,532,966	$39,710,533
Shares reacquired
Initial Class	(97,508)	$(1,144,701)	(28,850)	$(326,335)
Service Class	(6,343,793)	(75,567,317)	(5,549,697)	(62,523,572)
	(6,441,301)	$(76,712,018)	(5,578,547)	$(62,849,907)
Net change
Initial Class	(30,459)	$(371,606)	64,561	$720,798
Service Class	863,731	5,677,339	(1,112,079)	(12,673,182)
	833,272	$5,305,733	(1,047,518)	$(11,952,384)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $2,137 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Emerging Markets Equity Portfolio	363,655	78,835	(24,557)	417,933
MFS Global Governments Portfolio	2,004,906	354,751	(48,324)	2,311,333
MFS Global Real Estate Portfolio	2,235,427	381,995	(169,006)	2,448,416
MFS Growth Series	2,156,309	20,899	(411,635)	1,765,573
MFS High Yield Portfolio	4,639,060	389,880	(152,465)	4,876,475
MFS Inflation-Adjusted Bond Portfolio	2,486,952	611,415	(65,918)	3,032,449
MFS Institutional Money Market Portfolio	17	26,890,471	(26,890,475)	13
MFS International Growth Portfolio	2,141,619	122,668	(151,038)	2,113,249
MFS International Value Portfolio	1,615,750	33,147	(220,952)	1,427,945

17

MFS Growth Allocation Portfolio

Notes to Financial Statements – continued

Underlying Affiliated Funds – continued	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Limited Maturity Portfolio	1,086,455	116,551	(22,193)	1,180,813
MFS Mid Cap Growth Series	7,751,449	33,145	(1,509,388)	6,275,206
MFS Mid Cap Value Portfolio	5,804,539	971,750	(1,171,426)	5,604,863
MFS New Discovery Series	722,745	12,955	(162,573)	573,127
MFS New Discovery Value Portfolio	1,280,602	27,348	(273,220)	1,034,730
MFS Research Bond Series	2,076,441	281,432	(38,189)	2,319,684
MFS Research International Portfolio	3,717,163	127,241	(350,643)	3,493,761
MFS Research Series	2,580,997	19,539	(420,493)	2,180,043
MFS Value Series	4,288,128	69,768	(781,043)	3,576,853

Underlying Affiliated Funds	Realized Gain Amount	Capital Gain Amount	Dividend Amount	Ending Value
MFS Emerging Markets Equity Portfolio	$(55,488)	$—	$100,543	$6,068,390
MFS Global Governments Portfolio	(29,124)	—	—	24,153,430
MFS Global Real Estate Portfolio	217,082	—	1,604,749	30,433,812
MFS Growth Series	1,189,980	488,451	154,204	68,980,942
MFS High Yield Portfolio	1,720	—	730,487	30,624,260
MFS Inflation-Adjusted Bond Portfolio	(76,813)	1,858,172	—	30,445,791
MFS Institutional Money Market Portfolio	—	—	238	13
MFS International Growth Portfolio	116,798	18,917	402,874	31,212,684
MFS International Value Portfolio	556,762	—	447,041	31,214,875
MFS Limited Maturity Portfolio	(949)	33,750	15,688	12,185,991
MFS Mid Cap Growth Series	689,223	206,745	—	56,476,858
MFS Mid Cap Value Portfolio	617,900	8,052,697	610,944	56,328,874
MFS New Discovery Series	87,915	96,571	—	12,648,903
MFS New Discovery Value Portfolio	(205,862)	122,951	133,891	12,540,926
MFS Research Bond Series	(48,175)	132,031	353,206	30,457,450
MFS Research International Portfolio	533,661	—	396,173	56,214,622
MFS Research Series	14,853	143,486	192,553	62,654,427
MFS Value Series	(1,230,847)	195,922	757,410	68,961,734
	$2,378,636	$11,349,693	$5,900,001	$621,603,982

18

MFS Growth Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS Growth Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Allocation Portfolio (one of the series comprising MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the underlying funds’ transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Allocation Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

19

MFS Growth Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

20

MFS Growth Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph Flaherty

21

MFS Growth Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s fees and expenses and the fees and expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information as to whether and to what extent applicable expense waivers and reimbursements are observed for the Fund, (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital (“Sun Capital”), an affiliate of MFS, and subadvised by Ibbotson Associates, Inc. In light of changes affecting the source of cash flows into Sun Capital Advisers Trust, management of Sun Capital proposed to the board of Sun Capital Advisers Trust a transition and integration plan whereby management of the Fund would be transferred to MFS and Sun Capital Advisers Trust would be integrated into the MFS family of funds. Pursuant to that plan, shareholders of the Fund were asked to approve an investment advisory agreement between MFS and the Fund. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period ended December 31, 2012 relative to the Lipper performance universe. The Fund commenced operations in October 2008; therefore no performance data for

22

MFS Growth Allocation Portfolio

Board Review of Investment Advisory Agreement – continued

the five-year period was available. In light of the Fund’s lower total expense ratio under MFS’ management, the Trustees also considered pro forma performance information from Lipper Inc. for the one- and three-year periods ended December 31, 2012, which was adjusted to reflect the effect of the Fund’s lower total expense ratio. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that MFS became the Fund’s investment adviser in December 2012 and that MFS implemented certain changes in the Fund’s investment strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

The Trustees considered that MFS does not charge an advisory fee for providing investment advisory services to the Fund, but that the Fund pays its pro rata share of the advisory fees paid by the underlying funds in which it invests (the “Underlying Funds”).

In assessing the reasonableness of the Fund’s expenses, the Trustees considered, among other information, the Fund’s total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the total expense ratios of peer groups of funds based on information provided by Lipper Inc., noting that the Fund’s total expense ratio was expected to be relatively low because, as noted above, the Fund does not bear advisory expenses. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s total expense ratio was higher than the Lipper expense group median. Because the Fund does not pay an advisory fee, the Trustees did not consider the extent to which economies of scale would be realized due to the Fund’s growth of assets, whether fee levels reflect economies of scale for shareholders, or the fees paid by similar funds to other investment advisers or by similar clients of MFS.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s or the Underlying Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Underlying Funds’ portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of the MFS Web site (mfs.com).

23

MFS Growth Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $57,654,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 37.11% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

24

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

25

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

ANNUAL REPORT

December 31, 2013

MFS® MID CAP VALUE PORTFOLIO

MFS® Variable Insurance Trust III

VMC-ANN

MFS® MID CAP VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Value Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Mid Cap Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Newell Rubbermaid, Inc.	1.2%
PerkinElmer, Inc.	1.2%
TCF Financial Corp.	1.0%
AmerisourceBergen Corp.	1.0%
NASDAQ OMX Group, Inc.	1.0%
Staples, Inc.	1.0%
Northeast Utilities	1.0%
KeyCorp	1.0%
BB&T Corp.	1.0%
Huntington Bancshares, Inc.	0.9%

Equity sectors
Financial Services	23.1%
Utilities & Communications	10.6%
Health Care	8.6%
Basic Materials	8.4%
Consumer Staples	7.9%
Energy	7.8%
Retailing	7.3%
Industrial Goods & Services	7.2%
Technology	6.7%
Leisure	3.3%
Autos & Housing	3.1%
Special Products & Services	2.1%
Transportation	1.9%

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Mid Cap Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Mid Cap Value Portfolio (“fund”) provided a total return of 36.91%, while Service Class shares of the fund provided a total return of 36.52%. These compare with a return of 33.46% over the same period for the fund’s benchmark, the Russell Midcap Value Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Contributors to Performance

Strong stock selection in the financial services sector was the primary contributor to performance relative to the Russell Midcap Value Index. Within this sector, the fund’s avoidance of real estate investment trusts, HCP and Health Care REIT, Avalon Bay Community and American Capital Agency, benefited relative returns as all four stocks underperformed the benchmark over the reporting period.

Security selection in the retailing sector was another contributor to relative results. Here, holdings of strong-performing apparel manufacturer Hanesbrands (b) boosted relative results. Shares of Hanesbrands traded higher during the period as the market reacted positively to an announced agreement to purchase Maidenform Brands. The company also announced earnings in the middle of the period that beat market expectations on strong gross margins.

The combination of an underweight allocation and stock selection in the utilities & communications sector also benefited relative returns. However, there were no stocks within this sector that were among the fund’s top relative contributors.

Elsewhere, holdings of specialty pharmaceutical company Valeant Pharmaceuticals (b), drug distributor AmerisourceBergen (b), vehicle component manufacturer Delphi Automotive (b) (United Kingdom) and tobacco company Schweitzer-Mauduit (b)(h) strengthened relative performance. Shares of Valeant Pharmaceuticals appreciated throughout the period with the help of some key acquisitions, most notably their acquisition of Bausch and Lomb. The fund’s relative overweight in shares of strong-performing food safety company Sealed Air also boosted relative returns.

Detractors from Performance

The combination of weak stock selection and an underweight allocation to the technology sector hindered relative results. The fund’s overweight position in global semiconductor company Altera and holdings of semiconductor process equipment supplier Ultratech (b) hindered relative performance as both stocks lagged the benchmark during the period. Additionally, not holding strong-performing semiconductor solution provider Micron Technology detracted from relative performance.

Security selection in the industrial goods & services sector was another detractor from relative returns. Within this sector, an overweight position in poor-performing mining company Joy Global hurt relative performance as the mining industry experienced stagnant demand through the period.

Stocks in other sectors that detracted from relative performance included holdings of offshore drilling company Ensco (b) (United Kingdom) and energy equipment solutions company Dresser-Rand (b). In addition, not holding strong-performing electronics retailer Best Buy, medical devices maker Boston Scientific and asset management firm Ameriprise Financial weakened relative results.

3

MFS Mid Cap Value Portfolio

Management Review – continued

The fund’s cash and/or cash equivalents position during the period also held back relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Kevin Schmitz	Brooks Taylor
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Mid Cap Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	3/07/08	36.91%	20.17%	10.12%
Service Class	3/07/08	36.52%	19.84%	9.82%

Comparative benchmark
Russell Midcap Value Index (f)		33.46%	21.16%	10.49%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Russell Midcap Value Index – constructed to provide a comprehensive barometer for value securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to the close of business on December 7, 2012 reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

5

MFS Mid Cap Value Portfolio

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Mid Cap Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.81%	$1,000.00	$1,171.04	$4.43
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
Service Class	Actual	1.06%	$1,000.00	$1,169.24	$5.80
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.0%
Aerospace – 0.6%
MTU Aero Engines Holding AG	21,670	$2,128,236

Airlines – 1.4%
Alaska Air Group, Inc.	28,040	$2,057,295
Delta Air Lines, Inc.	83,300	2,288,251
United Continental Holdings, Inc. (a)	31,840	1,204,507

		$5,550,053

Apparel Manufacturers – 1.8%
Hanesbrands, Inc.	41,180	$2,893,711
PVH Corp.	14,167	1,926,995
VF Corp.	32,219	2,008,532

		$6,829,238

Automotive – 1.8%
Delphi Automotive PLC	58,270	$3,503,775
TRW Automotive Holdings Corp. (a)	46,560	3,463,598

		$6,967,373

Broadcasting – 0.8%
Interpublic Group of Companies, Inc.	175,260	$3,102,102

Brokerage & Asset Managers – 2.8%
Affiliated Managers Group, Inc. (a)	14,561	$3,157,990
Evercore Partners, Inc.	24,180	1,445,480
NASDAQ OMX Group, Inc.	97,679	3,887,624
TD Ameritrade Holding Corp.	76,230	2,335,687

		$10,826,781

Business Services – 2.1%
Brenntag AG	13,766	$2,551,879
Fidelity National Information Services, Inc.	62,760	3,368,957
Serco Group PLC	254,588	2,104,552

		$8,025,388

Cable TV – 0.4%
Dish Network Corp., “A” (a)	26,570	$1,538,934

Chemicals – 1.1%
Celanese Corp.	50,960	$2,818,598
LyondellBasell Industries N.V., “A”	19,770	1,587,136

		$4,405,734

Computer Software – 0.7%
Symantec Corp.	112,710	$2,657,702

Computer Software – Systems – 3.0%
Ingram Micro, Inc., “A” (a)	91,450	$2,145,417
NCR Corp. (a)	58,410	1,989,445
NICE Systems Ltd., ADR	51,970	2,128,691
Vantiv, Inc., “A” (a)	57,030	1,859,748
Xerox Corp.	290,060	3,530,030

		$11,653,331

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 1.3%
NVR, Inc. (a)	1,290	$1,323,553
Stanley Black & Decker, Inc.	44,890	3,622,174

		$4,945,727

Consumer Products – 2.3%
International Flavors & Fragrances, Inc.	25,010	$2,150,360
Newell Rubbermaid, Inc.	148,570	4,815,154
Sensient Technologies Corp.	38,320	1,859,286

		$8,824,800

Containers – 2.6%
Ball Corp.	37,050	$1,914,003
Greif, Inc., “A”	37,410	1,960,284
Owens-Illinois, Inc. (a)	47,350	1,694,183
Sealed Air Corp.	70,050	2,385,203
Silgan Holdings, Inc.	39,690	1,905,914

		$9,859,587

Electrical Equipment – 2.2%
Pentair Ltd.	36,610	$2,843,499
Tyco International Ltd.	84,900	3,484,296
WESCO International, Inc. (a)	24,480	2,229,394

		$8,557,189

Electronics – 3.0%
Altera Corp.	58,220	$1,893,897
Analog Devices, Inc.	41,600	2,118,688
Jabil Circuit, Inc.	61,070	1,065,061
Microchip Technology, Inc.	72,080	3,225,580
NXP Semiconductors N.V. (a)	42,630	1,957,996
Ultratech, Inc. (a)	42,150	1,222,350

		$11,483,572

Energy – Independent – 5.3%
Antero Resources Corp. (a)	20,010	$1,269,434
Cabot Oil & Gas Corp.	50,930	1,974,047
Cimarex Energy Co.	16,820	1,764,586
CONSOL Energy, Inc.	72,500	2,757,900
Energen Corp.	21,220	1,501,315
EQT Corp.	30,810	2,766,122
Noble Energy, Inc.	46,074	3,138,100
PDC Energy, Inc. (a)	24,790	1,319,324
Peabody Energy Corp.	56,970	1,112,624
SM Energy Co.	33,080	2,749,279

		$20,352,731

Engineering – Construction – 0.5%
Fluor Corp.	25,060	$2,012,067

Entertainment – 0.1%
AMC Entertainment Holdings, Inc., “A” (a)	27,210	$559,166

Food & Beverages – 5.0%
Bunge Ltd.	42,450	$3,485,570
Coca-Cola Enterprises, Inc.	62,820	2,772,247

8

MFS Mid Cap Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – continued
Dr Pepper Snapple Group, Inc.	44,820	$2,183,630
Ingredion, Inc.	42,450	2,906,127
J.M. Smucker Co.	30,900	3,201,858
Pinnacle Foods, Inc.	83,550	2,294,283
Tate & Lyle PLC	177,760	2,381,386

		$19,225,101

Food & Drug Stores – 0.6%
Empire Co. Ltd.	32,740	$2,237,015

Gaming & Lodging – 0.6%
Wynn Resorts Ltd.	11,204	$2,175,929

General Merchandise – 0.8%
Kohl’s Corp.	51,730	$2,935,678

Insurance – 7.5%
Allied World Assurance Co.	27,370	$3,087,610
Aon PLC	37,650	3,158,459
Everest Re Group Ltd.	20,064	3,127,376
Genworth Financial, Inc. (a)	83,880	1,302,656
Hanover Insurance Group, Inc.	32,980	1,969,236
Hartford Financial Services Group, Inc.	43,290	1,568,397
Lincoln National Corp.	69,680	3,596,882
Protective Life Corp.	46,190	2,339,985
Symetra Financial Corp.	96,780	1,834,949
Third Point Reinsurance Ltd. (a)	109,610	2,031,073
Unum Group	57,540	2,018,503
Validus Holdings Ltd.	75,260	3,032,225

		$29,067,351

Leisure & Toys – 0.9%
Hasbro, Inc.	23,380	$1,286,134
Mattel, Inc.	47,420	2,256,244

		$3,542,378

Machinery & Tools – 3.9%
Cummins, Inc.	19,513	$2,750,748
Eaton Corp. PLC	45,070	3,430,728
Joy Global, Inc.	35,690	2,087,508
Kennametal, Inc.	35,520	1,849,526
Regal Beloit Corp.	27,720	2,043,518
SPX Corp.	30,130	3,001,249

		$15,163,277

Major Banks – 3.8%
Comerica, Inc.	63,090	$2,999,299
Huntington Bancshares, Inc.	378,970	3,657,061
KeyCorp	276,610	3,712,106
Regions Financial Corp.	220,250	2,178,273
State Street Corp.	30,600	2,245,734

		$14,792,473

Medical & Health Technology & Services – 1.3%
AmerisourceBergen Corp.	55,490	$3,901,502
Universal Health Services, Inc.	15,920	1,293,659

		$5,195,161

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – 5.2%
CareFusion Corp. (a)	75,100	$2,990,482
Cooper Cos., Inc.	18,433	2,282,743
Covidien PLC	28,460	1,938,126
DENTSPLY International, Inc.	60,080	2,912,678
PerkinElmer, Inc.	110,590	4,559,626
St. Jude Medical, Inc.	42,410	2,627,300
Teleflex, Inc.	29,910	2,807,353

		$20,118,308

Metals & Mining – 0.7%
GrafTech International Ltd. (a)	137,130	$1,539,970
Iluka Resources Ltd.	128,279	988,483

		$2,528,453

Natural Gas – Distribution – 2.2%
AGL Resources, Inc.	49,380	$2,332,217
NiSource, Inc.	62,540	2,056,315
NorthWestern Corp.	38,300	1,659,156
Spectra Energy Corp.	73,010	2,600,616

		$8,648,304

Natural Gas – Pipeline – 0.5%
QEP Midstream Partners LP	78,900	$1,832,058

Oil Services – 2.5%
C&J Energy Services, Inc. (a)	62,220	$1,437,282
Cameron International Corp. (a)	31,490	1,874,600
Dresser-Rand Group, Inc. (a)	40,290	2,402,493
Ensco PLC, “A”	36,170	2,068,201
Noble Corp. PLC	52,260	1,958,182

		$9,740,758

Other Banks & Diversified Financials – 5.3%
BB&T Corp.	99,140	$3,699,905
Discover Financial Services	51,660	2,890,377
Fifth Third Bancorp	165,340	3,477,100
New York Community Bancorp, Inc.	112,390	1,893,772
PrivateBancorp, Inc.	59,990	1,735,511
SunTrust Banks, Inc.	69,820	2,570,074
TCF Financial Corp.	249,470	4,053,888

		$20,320,627

Pharmaceuticals – 2.0%
Endo Health Solutions, Inc. (a)	37,880	$2,555,385
Mylan, Inc. (a)	59,570	2,585,338
Valeant Pharmaceuticals International, Inc. (a)	23,030	2,703,722

		$7,844,445

Real Estate – 3.7%
Annaly Mortgage Management, Inc., REIT	150,320	$1,498,690
Big Yellow Group PLC, REIT	158,680	1,256,022
Corporate Office Properties Trust, REIT	124,950	2,960,066
DDR Corp., REIT	150,410	2,311,802
EPR Properties, REIT	52,140	2,563,202
Equity Lifestyle Properties, Inc., REIT	46,110	1,670,565

9

MFS Mid Cap Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Real Estate – continued
Mid-America Apartment Communities, Inc., REIT	34,300	$2,083,382

		$14,343,729

Restaurants – 0.5%
ARAMARK Holdings Corp. (a)	74,230	$1,946,311

Specialty Chemicals – 4.0%
Akzo Nobel N.V.	46,276	$3,586,709
Albemarle Corp.	36,420	2,308,664
FMC Corp.	45,070	3,400,982
Rockwood Holdings, Inc.	26,100	1,877,112
Symrise AG	33,577	1,547,427
Valspar Corp.	40,970	2,920,751

		$15,641,645

Specialty Stores – 4.2%
American Eagle Outfitters, Inc.	152,400	$2,194,560
ANN, Inc. (a)	38,760	1,417,066
AutoZone, Inc. (a)	4,907	2,345,252
Bed Bath & Beyond, Inc. (a)	31,300	2,513,390
Children’s Place Retail Stores, Inc. (a)	33,030	1,881,719
Sally Beauty Holdings, Inc. (a)	69,050	2,087,382
Staples, Inc.	244,340	3,882,563

		$16,321,932

Telephone Services – 1.3%
Frontier Communications Corp.	395,110	$1,837,262
Quebecor, Inc., “B”	43,380	1,079,753
Windstream Holdings, Inc.	288,070	2,298,799

		$5,215,814

Tobacco – 0.7%
Lorillard, Inc.	53,280	$2,700,230

Trucking – 0.4%
Swift Transportation Co. (a)	76,220	$1,692,846

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – 6.6%
AES Corp.	202,550	$2,939,001
Calpine Corp. (a)	88,780	1,732,098
CenterPoint Energy, Inc.	54,700	1,267,946
CMS Energy Corp.	124,460	3,331,794
DTE Energy Co.	30,190	2,004,314
Great Plains Energy, Inc.	101,650	2,463,996
Northeast Utilities	91,420	3,875,294
NRG Energy, Inc.	40,919	1,175,194
Portland General Electric Co.	60,470	1,826,194
PPL Corp.	49,620	1,493,066
Public Service Enterprise Group, Inc.	107,200	3,434,688

		$25,543,585

Total Common Stocks (Identified Cost, $291,644,048)		$379,053,119

MONEY MARKET FUNDS – 0.6%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	2,309,015	$2,309,015

Total Investments (Identified Cost, $293,953,063)		$381,362,134

OTHER ASSETS, LESS LIABILITIES – 1.4%		5,331,181

Net Assets – 100.0%		$386,693,315

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

MFS Mid Cap Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $291,644,048)	$379,053,119
Underlying affiliated funds, at cost and value	2,309,015
Total investments, at value (identified cost, $293,953,063)	$381,362,134
Receivables for
Investments sold	9,130,399
Fund shares sold	34,733
Interest and dividends	567,613
Other assets	3,622
Total assets		$391,098,501
Liabilities
Payables for
Investments purchased	$3,297,991
Fund shares reacquired	1,008,497
Payable to affiliates
Investment adviser	15,194
Shareholder servicing costs	27
Distribution and/or service fees	523
Payable for independent Trustees’ compensation	10
Accrued expenses and other liabilities	82,944
Total liabilities		$4,405,186
Net assets		$386,693,315
Net assets consist of
Paid-in capital	$255,491,507
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	87,410,349
Accumulated net realized gain (loss) on investments and foreign currency	40,152,975
Undistributed net investment income	3,638,484
Net assets		$386,693,315
Shares of beneficial interest outstanding		38,509,767

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$348,322,333	34,669,812	$10.05
Service Class	38,370,982	3,839,955	9.99

See Notes to Financial Statements

11

MFS Mid Cap Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$6,850,518
Interest	8,005
Dividends from underlying affiliated funds	4,537
Foreign taxes withheld	(42,089)
Total investment income		$6,820,971
Expenses
Management fee	$2,832,453
Distribution and service fees	90,154
Shareholder servicing costs	6,855
Administrative services fee	57,209
Independent Trustees’ compensation	9,489
Custodian fee	51,981
Shareholder communications	39,516
Audit and tax fees	50,101
Legal fees	3,785
Miscellaneous	18,882
Total expenses		$3,160,425
Fees paid indirectly	(5)
Reduction of expenses by investment adviser	(4,491)
Net expenses		$3,155,929
Net investment income		$3,665,042
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$40,259,838
Foreign currency	(24,225)
Net realized gain (loss) on investments and foreign currency		$40,235,613
Change in unrealized appreciation (depreciation)
Investments	$74,291,885
Translation of assets and liabilities in foreign currencies	924
Net unrealized gain (loss) on investments and foreign currency translation		$74,292,809
Net realized and unrealized gain (loss) on investments and foreign currency		$114,528,422
Change in net assets from operations		$118,193,464

See Notes to Financial Statements

12

MFS Mid Cap Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$3,665,042	$4,178,843
Net realized gain (loss) on investments and foreign currency	40,235,613	56,207,116
Net unrealized gain (loss) on investments and foreign currency translation	74,292,809	(19,578,832)
Change in net assets from operations	$118,193,464	$40,807,127
Distributions declared to shareholders
From net investment income	$(4,185,270)	$(2,412,337)
From net realized gain on investments	(56,212,049)	(30,317,736)
Total distributions declared to shareholders	$(60,397,319)	$(32,730,073)
Change in net assets from fund share transactions	$(26,974,422)	$110,272,455
Total change in net assets	$30,821,723	$118,349,509
Net assets
At beginning of period	355,871,592	237,522,083
At end of period (including undistributed net investment income of $3,638,484 and $4,182,216, respectively)	$386,693,315	$355,871,592

See Notes to Financial Statements

13

MFS Mid Cap Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.75	$8.66	$9.45	$7.93	$6.93
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.16	$0.12	$0.12	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	2.93	1.27	0.06	1.61	1.68
Total from investment operations	$3.03	$1.43	$0.18	$1.73	$1.79
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.10)	$(0.10)	$—	$(0.08)
From net realized gain on investments	(1.61)	(1.24)	(0.87)	(0.21)	(0.71)
Total distributions declared to shareholders	$(1.73)	$(1.34)	$(0.97)	$(0.21)	$(0.79)
Net asset value, end of period (x)	$10.05	$8.75	$8.66	$9.45	$7.93
Total return (%) (k)(r)(s)(x)	36.91	16.38	2.47	22.13	25.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	1.03	1.06	1.06	1.06
Expenses after expense reductions (f)	0.81	N/A	N/A	N/A	N/A
Net investment income	0.99	1.72	1.23	1.41	1.45
Portfolio turnover	49	229	50	65	159
Net assets at end of period (000 omitted)	$348,322	$324,322	$207,483	$245,161	$190,461

See Notes to Financial Statements

14

MFS Mid Cap Value Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.71	$8.63	$9.41	$7.93	$6.93
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.13	$0.10	$0.10	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	2.92	1.27	0.07	1.59	1.68
Total from investment operations	$2.99	$1.40	$0.17	$1.69	$1.77
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.08)	$(0.08)	$—	$(0.06)
From net realized gain on investments	(1.61)	(1.24)	(0.87)	(0.21)	(0.71)
Total distributions declared to shareholders	$(1.71)	$(1.32)	$(0.95)	$(0.21)	$(0.77)
Net asset value, end of period (x)	$9.99	$8.71	$8.63	$9.41	$7.93
Total return (%) (k)(r)(s)(x)	36.52	16.01	2.34	21.62	25.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.29	1.31	1.31	1.31
Expenses after expense reductions (f)	1.06	N/A	N/A	N/A	N/A
Net investment income	0.75	1.38	1.02	1.18	1.15
Portfolio turnover	49	229	50	65	159
Net assets at end of period (000 omitted)	$38,371	$31,550	$30,039	$26,638	$18,699

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Mid Cap Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Value Portfolio (the fund) is a series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and

16

MFS Mid Cap Value Portfolio

Notes to Financial Statements – continued

significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$379,053,119	$—	$—	$379,053,119
Mutual Funds	2,309,015	—	—	2,309,015
Total Investments	$381,362,134	$—	$—	$381,362,134

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $10,764,480 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the

17

MFS Mid Cap Value Portfolio

Notes to Financial Statements – continued

fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$18,154,484	$6,721,547
Long-term capital gains	42,242,835	26,008,526
Total distributions	$60,397,319	$32,730,073

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$294,493,991
Gross appreciation	88,789,794
Gross depreciation	(1,921,651)
Net unrealized appreciation (depreciation)	$86,868,143
Undistributed ordinary income	39,616,225
Undistributed long-term capital gain	4,646,635
Other temporary differences	70,805

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

18

MFS Mid Cap Value Portfolio

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$3,842,592	$2,154,247	$50,648,239	$26,157,389
Service Class	342,678	258,090	5,563,810	4,160,347
Total	$4,185,270	$2,412,337	$56,212,049	$30,317,736

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $3,535, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013 the fee was $6,827, which equated to 0.0018% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $28.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0151% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,226 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $956, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

19

MFS Mid Cap Value Portfolio

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $180,088,587 and $267,041,850, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	727,314	$6,910,340	15,005,788	$127,367,365
Service Class	615,921	6,013,138	463,547	4,250,076
	1,343,235	$12,923,478	15,469,335	$131,617,441
Shares issued to shareholders in reinvestment of distributions
Initial Class	6,034,422	$54,490,831	3,202,674	$28,311,636
Service Class	657,006	5,906,488	501,525	4,418,437
	6,691,428	$60,397,319	3,704,199	$32,730,073
Shares reacquired
Initial Class	(9,166,948)	$(90,010,539)	(5,082,708)	$(46,617,562)
Service Class	(1,055,462)	(10,284,680)	(823,680)	(7,457,497)
	(10,222,410)	$(100,295,219)	(5,906,388)	$(54,075,059)
Net change
Initial Class	(2,405,212)	$(28,609,368)	13,125,754	$109,061,439
Service Class	217,465	1,634,946	141,392	1,211,016
	(2,187,747)	$(26,974,422)	13,267,146	$110,272,455

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 40%, 15%, and 9%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $1,351 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	3,233,894	152,533,344	(153,458,223)	2,309,015

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$4,537	$2,309,015

20

MFS Mid Cap Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Mid Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Value Portfolio (one of the series comprising MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Value Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

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MFS Mid Cap Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

22

MFS Mid Cap Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Kevin Schmitz Brooks Taylor

23

MFS Mid Cap Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital (“Sun Capital”), an affiliate of MFS, and subadvised by Goldman Sachs Asset Management, L.P. In light of changes affecting the source of cash flows into Sun Capital Advisers Trust, management of Sun Capital proposed to the board of Sun Capital Advisers Trust a transition and integration plan whereby management of the Fund would be transferred to MFS and Sun Capital Advisers Trust would be integrated into the MFS family of funds. Pursuant to that plan, shareholders of the Fund were asked to approve an investment advisory agreement between MFS and the Fund. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period ended December 31, 2012

24

MFS Mid Cap Value Portfolio

Board Review of Investment Advisory Agreement – continued

relative to the Lipper performance universe. The Fund commenced operations in March 2008; therefore no performance data for the five-year period was available. In light of the Fund’s lower total expense ratio under MFS’ management, the Trustees also considered pro forma performance information from Lipper Inc. for the one- and three-year periods ended December 31, 2012, which was adjusted to reflect the effect of the Fund’s lower total expense ratio. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance and noted that MFS became the Fund’s investment adviser in December 2012. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

25

MFS Mid Cap Value Portfolio

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of the MFS Web site (mfs.com).

26

MFS Mid Cap Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $46,468,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 23.56% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2013

MFS® BLENDED RESEARCH SMALL CAP EQUITY PORTFOLIO

MFS® Variable Insurance Trust III

VSC-ANN

MFS® BLENDED RESEARCH SMALL CAP EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Small Cap Equity Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Blended Research Small Cap Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
DexCom, Inc.	1.5%
Brunswick Corp.	1.5%
PTC, Inc.	1.4%
BancorpSouth, Inc.	1.4%
PrivateBancorp, Inc.	1.4%
Hanesbrands, Inc.	1.4%
Carmike Cinemas, Inc.	1.4%
HomeAway, Inc.	1.3%
Fleetmatics Group PLC	1.3%
Swift Transportation Co.	1.3%

Equity sectors
Financial Services	20.2%
Technology	18.9%
Health Care	13.6%
Industrial Goods & Services	7.1%
Energy	6.3%
Leisure	6.0%
Retailing	5.9%
Basic Materials	5.6%
Special Products & Services	5.0%
Autos & Housing	4.2%
Utilities & Communications	3.3%
Transportation	2.1%
Consumer Staples	1.1%

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Blended Research Small Cap Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Blended Research Small Cap Equity Portfolio (“fund”) provided a total return of 45.71%, while Service Class shares of the fund provided a total return of 45.33%. These compare with a return of 38.82% over the same period for the fund’s benchmark, the Russell 2000 Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Contributors to Performance

Strong stock selection in the financials sector aided performance relative to the Russell 2000 Index, led by the fund’s relative overweight position in property and casualty insurance provider HCI Group.

Stock selection also provided a boost to relative performance in both the special products & services and industrial goods & services sectors. Within special products & services, the fund’s holdings of online rental marketplace provider Homeaway (b) contributed to relative results. No individual stocks within the industrial goods & services sector were among the fund’s top relative contributors.

Strong stock selection was a positive factor affecting performance in the consumer staples sector. The fund’s holdings of anti-aging care products and nutritional supplements distributor Nu Skin (b) benefited relative returns. Nu Skin’s solid performance was driven by strong international growth, particularly in its biggest market, Greater China.

Elsewhere, the fund’s overweight positions in transportation services company Swift Transport, hospital and medical clinic operator Vanguard Health Systems (h), medical device companies, Dexcom and Atricure, broadcasting and digital media company Nexstar Broadcasting (h) and movie theatre company Carmike Cinema boosted relative returns. Holdings of apparel manufacturer Hanesbrands (b) aided relative performance. The stock traded higher during the period as the market reacted positively to an announced agreement to purchase Maidenform Brands. The company also announced earnings in the middle of the period that beat market expectations on strong gross margins which further supported stock.

Detractors from Performance

Weak stock selection in the technology sector detracted from relative performance during the period. The fund’s overweight positions in information management software company Commvault Systems and wireless communications technology company InterDigital hurt relative results as both stocks underperformed the benchmark. The fund’s holdings of electronic manufacturing services provider Jabil Circuit (b) also held back relative results.

Stock selection was also a negative factor affecting performance in the retailing sector; however, there were no individual stocks within this sector that were among the fund’s top relative detractors.

Elsewhere, overweight positions in renal medical device manufacturer NxStage Medical, homebuilder and financial services company MDC Holdings (h), technology support services provider Cbeyond and silver and gold miner Coeur Mining (h) weakened relative returns. The fund’s holdings of residential real estate investment trust Home Properties (b), outlet shopping center real estate investment trust Tanger Factor Outlet (b) and apartment real estate income trust Mid-America Apartment Communities (b) detracted as all three stocks posted negative performance during the period.

3

MFS Blended Research Small Cap Equity Portfolio

Management Review – continued

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Matthew Krummell

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Blended Research Small Cap Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	7/17/00	45.71%	22.04%	8.79%	N/A
Service Class	5/01/06	45.33%	21.72%	N/A	6.54%

Comparative benchmark
Russell 2000 Index (f)		38.82%	20.08%	9.07%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Russell 2000 Index – constructed to provide a comprehensive barometer for securities in the small-cap segment of the U.S. equity universe. The index includes 2,000 of the smallest U.S. companies based on total market capitalization, representing approximately 10% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

5

MFS Blended Research Small Cap Equity Portfolio

Performance Summary – continued

Performance prior to the close of business on December 7, 2012 reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Blended Research Small Cap Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.50%	$1,000.00	$1,220.57	$2.80
	Hypothetical (h)	0.50%	$1,000.00	$1,022.68	$2.55
Service Class	Actual	0.75%	$1,000.00	$1,219.14	$4.20
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Blended Research Small Cap Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 2.0%
AAR Corp.	39,880	$1,117,035
Ducommun, Inc. (a)	29,780	887,742
Engility Holdings, Inc. (a)	27,510	918,834
FLIR Systems, Inc.	5,340	160,734

		$3,084,345

Apparel Manufacturers – 2.3%
Guess?, Inc.	47,030	$1,461,222
Hanesbrands, Inc.	30,470	2,141,127

		$3,602,349

Automotive – 0.5%
Tower International, Inc. (a)	35,520	$760,128

Biotechnology – 2.6%
Affymetrix, Inc. (a)	134,390	$1,151,722
Emergent BioSolutions, Inc. (a)	48,080	1,105,359
Insys Therapeutics, Inc. (a)	6,650	257,422
Luminex Corp. (a)	27,290	529,426
Myriad Genetics, Inc. (a)	5,880	123,362
Questcor Pharmaceuticals, Inc.	16,630	905,504

		$4,072,795

Brokerage & Asset Managers – 1.5%
FXCM, Inc., “A”	52,250	$932,140
GAIN Capital Holdings, Inc.	32,620	244,976
GFI Group, Inc.	273,980	1,071,262

		$2,248,378

Business Services – 2.8%
Barrett Business Services, Inc.	10,200	$945,948
Forrester Research, Inc.	26,090	998,203
G&K Services, Inc., “A”	2,292	142,631
Jones Lang LaSalle, Inc.	5,650	578,504
RPX Corp. (a)	45,710	772,499
Sykes Enterprises, Inc. (a)	40,050	873,491

		$4,311,276

Chemicals – 0.6%
Huntsman Corp.	39,460	$970,716

Computer Software – 4.5%
Aspen Technology, Inc. (a)	15,960	$667,128
CommVault Systems, Inc. (a)	24,600	1,842,048
PTC, Inc. (a)	62,660	2,217,537
Qlik Technologies, Inc. (a)	57,510	1,531,491
TIBCO Software, Inc. (a)	29,690	667,431

		$6,925,635

Computer Software – Systems – 7.8%
Avid Technology, Inc. (a)	118,410	$965,042
CACI International, Inc., “A” (a)	14,190	1,038,992
Fleetmatics Group PLC (a)	46,650	2,017,613
Ingram Micro, Inc., “A” (a)	63,420	1,487,833
Insight Enterprises, Inc. (a)	37,620	854,350

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – Systems – continued
Premiere Global Services, Inc. (a)	69,320	$803,419
Science Applications International Corp.	21,330	705,383
SS&C Technologies Holdings, Inc. (a)	44,520	1,970,455
Tech Data Corp. (a)	11,970	617,652
Vantiv, Inc., “A” (a)	50,370	1,642,566

		$12,103,305

Construction – 3.7%
American Woodmark Corp. (a)	19,780	$781,903
Eagle Materials, Inc.	22,870	1,770,824
Lennox International, Inc.	20,500	1,743,730
PGT, Inc. (a)	75,890	768,007
Pool Corp.	12,050	700,587

		$5,765,051

Consumer Products – 0.6%
Nu Skin Enterprises, Inc., “A”	6,110	$844,524

Consumer Services – 2.2%
Grand Canyon Education, Inc. (a)	31,720	$1,382,992
HomeAway, Inc. (a)	50,860	2,079,157

		$3,462,149

Electrical Equipment – 1.0%
Coleman Cable, Inc.	19,670	$515,747
Smith & Wesson Holding Corp. (a)	70,790	954,957

		$1,470,704

Electronics – 3.9%
Benchmark Electronics, Inc. (a)	23,250	$536,610
Jabil Circuit, Inc.	73,880	1,288,467
M/A-COM Technology Solutions Holdings, Inc. (a)	33,260	565,087
MaxLinear, Inc., “A” (a)	127,349	1,328,250
Sanmina Corp. (a)	54,700	913,490
Spansion, Inc., “A” (a)	73,000	1,013,970
Vishay Intertechnology, Inc. (a)	21,830	289,466

		$5,935,340

Energy – Independent – 3.7%
Alon USA Energy, Inc.	38,810	$641,917
Athlon Energy, Inc. (a)	30,180	912,945
CVR Energy, Inc.	16,750	727,453
Delek U.S. Holdings, Inc.	21,770	749,106
Goodrich Petroleum Corp. (a)	6,120	104,162
SM Energy Co.	17,990	1,495,149
Western Refining Co. LP	26,810	1,137,012

		$5,767,744

Entertainment – 2.0%
Carmike Cinemas, Inc. (a)	75,000	$2,088,000
Cinemark Holdings, Inc.	4,510	150,318
TiVo, Inc. (a)	67,690	888,093

		$3,126,411

8

MFS Blended Research Small Cap Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Drug Stores – 1.1%
Spartan Stores, Inc.	38,700	$939,636
SUPERVALU, Inc. (a)	109,810	800,515

		$1,740,151

Forest & Paper Products – 0.5%
Domtar Corp.	1,760	$166,038
Resolute Forest Products, Inc. (a)	34,760	556,855

		$722,893

Gaming & Lodging – 0.8%
Global Cash Access Holdings, Inc. (a)	106,670	$1,065,633
Pinnacle Entertainment, Inc. (a)	6,020	156,460

		$1,222,093

Health Maintenance Organizations – 0.7%
Centene Corp. (a)	15,850	$934,358
Molina Healthcare, Inc. (a)	3,870	134,483

		$1,068,841

Insurance – 4.9%
Assurant, Inc.	23,200	$1,539,784
Hanover Insurance Group, Inc.	14,450	862,810
HCI Group, Inc.	24,810	1,327,335
Protective Life Corp.	20,160	1,021,306
Symetra Financial Corp.	53,470	1,013,791
Third Point Reinsurance Ltd. (a)	26,890	498,272
Validus Holdings Ltd.	33,210	1,338,031

		$7,601,329

Internet – 1.3%
AOL, Inc. (a)	14,030	$654,079
Demand Media, Inc. (a)	26,210	151,232
Stamps.com, Inc. (a)	27,080	1,140,068

		$1,945,379

Leisure & Toys – 1.5%
Brunswick Corp.	50,930	$2,345,836

Machinery & Tools – 4.2%
Allison Transmission Holdings, Inc.	45,340	$1,251,837
Columbus McKinnon Corp. (a)	72,300	1,962,222
Herman Miller, Inc.	52,030	1,535,926
Kadant, Inc.	4,170	168,968
Kennametal, Inc.	7,720	401,980
Park-Ohio Holdings Corp. (a)	20,530	1,075,772

		$6,396,705

Medical & Health Technology & Services – 1.2%
Gentiva Health Services, Inc. (a)	60,980	$756,762
Kindred Healthcare, Inc.	54,490	1,075,633

		$1,832,395

Medical Equipment – 5.9%
AtriCure, Inc. (a)	81,580	$1,523,914
DexCom, Inc. (a)	67,190	2,379,198
Invacare Corp.	43,420	1,007,778
Natus Medical, Inc. (a)	20,220	454,950

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – continued
NxStage Medical, Inc. (a)	104,540	$1,045,400
PhotoMedex, Inc. (a)	58,020	751,359
Sirona Dental Systems, Inc. (a)	7,650	537,030
Symmetry Medical, Inc. (a)	49,370	497,650
Tornier N.V. (a)	50,420	947,392

		$9,144,671

Metals & Mining – 1.1%
Olympic Steel, Inc.	27,040	$783,619
U.S. Silica Holdings, Inc.	27,620	942,118

		$1,725,737

Natural Gas – Distribution – 0.1%
Atmos Energy Corp.	3,250	$147,615

Network & Telecom – 1.4%
InterDigital, Inc.	11,550	$340,610
Telenav, Inc. (a)	118,740	782,497
Voxx International Corp. (a)	64,730	1,080,991

		$2,204,098

Oil Services – 2.5%
Basic Energy Services, Inc. (a)	87,290	$1,377,436
Exterran Holdings, Inc. (a)	30,720	1,050,624
Furmanite Corp. (a)	52,130	553,621
Willbros Group, Inc. (a)	98,040	923,537

		$3,905,218

Other Banks & Diversified Financials – 8.6%
Aircastle Ltd.	45,470	$871,205
BancorpSouth, Inc.	87,170	2,215,861
CVB Financial Corp.	18,090	308,796
East West Bancorp, Inc.	12,810	447,966
First Interstate BancSystem, Inc.	69,372	1,968,084
Flagstar Bancorp, Inc. (a)	46,470	911,741
Hanmi Financial Corp.	10,660	233,347
Metro Bancorp, Inc. (a)	8,808	189,724
Nelnet, Inc., “A”	21,150	891,261
Ocwen Financial Corp. (a)	19,130	1,060,759
Popular, Inc. (a)	26,620	764,793
PrivateBancorp, Inc.	74,060	2,142,556
United Community Banks, Inc. (a)	47,720	847,030
ViewPoint Financial Group	16,690	458,141

		$13,311,264

Pharmaceuticals – 3.2%
Alere, Inc. (a)	43,970	$1,591,714
Anika Therapeutics, Inc. (a)	30,040	1,146,326
Auxilium Pharmaceuticals, Inc. (a)	77,880	1,615,231
Impax Laboratories, Inc. (a)	10,540	264,976
Lannett Co., Inc. (a)	8,710	288,301

		$4,906,548

Printing & Publishing – 1.3%
Quad/Graphics, Inc.	36,300	$988,449
R.R. Donnelley & Sons Co.	49,230	998,384

		$1,986,833

9

MFS Blended Research Small Cap Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Real Estate – 5.3%
Ashford Hospitality Prime, REIT	12,890	$234,598
Ashford Hospitality Trust, REIT	64,420	533,398
Hilltop Holdings, Inc. (a)	37,300	862,749
Home Properties, Inc., REIT	18,250	978,565
Medical Properties Trust, Inc., REIT	105,370	1,287,621
Mid-America Apartment Communities, Inc., REIT	17,310	1,051,409
Potlatch Corp., REIT	29,100	1,214,634
RLJ Lodging Trust, REIT	38,530	937,050
Tanger Factory Outlet Centers, Inc., REIT	31,180	998,384

		$8,098,408

Restaurants – 0.3%
Jack in the Box, Inc. (a)	3,520	$176,070
Red Robin Gourmet Burgers, Inc. (a)	4,730	347,844

		$523,914

Specialty Chemicals – 3.3%
A. Schulman, Inc.	17,640	$621,986
Andersons, Inc.	14,250	1,270,673
Green Plains Renewable Energy, Inc.	50,560	980,358
Omega Protein Corp. (a)	30,650	376,689
Renewable Energy Group, Inc. (a)	67,670	775,498
REX American Resources Corp. (a)	25,360	1,133,846

		$5,159,050

Specialty Stores – 2.5%
ANN, Inc. (a)	14,660	$535,970
Big 5 Sporting Goods Corp.	40,840	809,449
Children’s Place Retail Stores, Inc. (a)	29,620	1,687,451
hhgregg, Inc. (a)	45,580	636,753
Office Depot, Inc. (a)	31,140	164,731

		$3,834,354

Telephone Services – 1.4%
Cbeyond, Inc. (a)	107,200	$739,680
Frontier Communications Corp.	118,880	552,792
Inteliquent, Inc.	74,750	853,645

		$2,146,117

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Tobacco – 0.6%
Schweitzer-Mauduit International, Inc.	17,310	$890,946

Trucking – 2.1%
Atlas Air Worldwide Holdings, Inc. (a)	13,470	$554,291
Celadon Group, Inc.	35,480	691,150
Swift Transportation Co. (a)	89,150	1,980,022

		$3,225,463

Utilities – Electric Power – 1.4%
Black Hills Corp.	5,960	$312,960
PNM Resources, Inc.	46,450	1,120,374
Portland General Electric Co.	22,950	693,090

		$2,126,424

Utilities – Water – 0.4%
American States Water Co.	22,910	$658,204

Total Common Stocks (Identified Cost, $114,200,954)		$153,321,336

MONEY MARKET FUNDS – 0.7%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	1,168,618	$1,168,618

Total Investments (Identified Cost, $115,369,572)		$154,489,954

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(53,652)

Net Assets – 100.0%		$154,436,302

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

MFS Blended Research Small Cap Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $114,200,954)	$153,321,336
Underlying affiliated funds, at cost and value	1,168,618
Total investments, at value (identified cost, $115,369,572)	$154,489,954
Receivables for
Fund shares sold	1,584
Dividends	84,880
Other assets	1,748
Total assets		$154,578,166
Liabilities
Payable for fund shares reacquired	$54,684
Payable to affiliates
Investment adviser	3,143
Shareholder servicing costs	17
Distribution and/or service fees	1,649
Payable for independent Trustees’ compensation	4
Accrued expenses and other liabilities	82,367
Total liabilities		$141,864
Net assets		$154,436,302
Net assets consist of
Paid-in capital	$90,199,492
Unrealized appreciation (depreciation) on investments	39,120,382
Accumulated net realized gain (loss) on investments	24,046,568
Undistributed net investment income	1,069,860
Net assets		$154,436,302
Shares of beneficial interest outstanding		8,568,890

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$33,400,565	1,831,025	$18.24
Service Class	121,035,737	6,737,865	17.96

See Notes to Financial Statements

11

MFS Blended Research Small Cap Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$1,757,893
Interest	26,842
Dividends from underlying affiliated funds	843
Total investment income		$1,785,578
Expenses
Management fee	$603,766
Distribution and service fees	297,587
Shareholder servicing costs	5,416
Administrative services fee	29,745
Independent Trustees’ compensation	4,605
Custodian fee	12,706
Shareholder communications	49,101
Audit and tax fees	46,607
Legal fees	3,259
Miscellaneous	12,818
Total expenses		$1,065,610
Fees paid indirectly	(8)
Reduction of expenses by investment adviser	(1,786)
Net expenses		$1,063,816
Net investment income		$721,762
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)		$24,794,254
Change in unrealized appreciation (depreciation) on investments		$31,002,423
Net realized and unrealized gain (loss) on investments		$55,796,677
Change in net assets from operations		$56,518,439

See Notes to Financial Statements

12

MFS Blended Research Small Cap Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$721,762	$2,135,595
Net realized gain (loss) on investments and foreign currency	24,794,254	11,316,837
Net unrealized gain (loss) on investments and foreign currency translation	31,002,423	11,140,544
Change in net assets from operations	$56,518,439	$24,592,976
Distributions declared to shareholders
From net investment income	$(2,211,067)	$(837,691)
From net realized gain on investments	(9,643,715)	(8,463,348)
Total distributions declared to shareholders	$(11,854,782)	$(9,301,039)
Change in net assets from fund share transactions	$(34,208,250)	$(60,008,343)
Total change in net assets	$10,455,407	$(44,716,406)
Net assets
At beginning of period	143,980,895	188,697,301
At end of period (including undistributed net investment income of $1,069,860 and $2,211,865, respectively)	$154,436,302	$143,980,895

See Notes to Financial Statements

13

MFS Blended Research Small Cap Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.57	$12.42	$13.12	$10.58	$7.74
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.16	$0.11	$0.06	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	5.91	1.68	(0.75)	2.52	2.81
Total from investment operations	$6.02	$1.84	$(0.64)	$2.58	$2.85
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.08)	$(0.06)	$(0.04)	$(0.01)
From net realized gain on investments	(1.07)	(0.61)	—	—	—
Total distributions declared to shareholders	$(1.35)	$(0.69)	$(0.06)	$(0.04)	$(0.01)
Net asset value, end of period (x)	$18.24	$13.57	$12.42	$13.12	$10.58
Total return (%) (k)(r)(s)(x)	45.71	14.74	(4.87)	24.46	36.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.51	0.58	0.70	0.99	1.21
Expenses after expense reductions (f)	0.51	N/A	0.61	0.95	1.00
Net investment income	0.68	1.22	0.83	0.57	0.45
Portfolio turnover	69	82	37	131	132
Net assets at end of period (000 omitted)	$33,401	$29,429	$71,405	$45,720	$48,950

See Notes to Financial Statements

14

MFS Blended Research Small Cap Equity Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.38	$12.26	$12.95	$10.45	$7.66
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.15	$0.06	$0.04	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	5.82	1.63	(0.72)	2.47	2.78
Total from investment operations	$5.89	$1.78	$(0.66)	$2.51	$2.80
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.05)	$(0.03)	$(0.01)	$(0.01)
From net realized gain on investments	(1.07)	(0.61)	—	—	—
Total distributions declared to shareholders	$(1.31)	$(0.66)	$(0.03)	$(0.01)	$(0.01)
Net asset value, end of period (x)	$17.96	$13.38	$12.26	$12.95	$10.45
Total return (%) (k)(r)(s)(x)	45.33	14.39	(5.09)	24.07	36.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.83	0.94	1.23	1.46
Expenses after expense reductions (f)	0.76	N/A	0.85	1.20	1.25
Net investment income	0.42	1.11	0.50	0.34	0.20
Portfolio turnover	69	82	37	131	132
Net assets at end of period (000 omitted)	$121,036	$114,552	$117,293	$134,958	$134,819

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

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MFS Blended Research Small Cap Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Small Cap Equity Portfolio (the fund) is a series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is

16

MFS Blended Research Small Cap Equity Portfolio

Notes to Financial Statements – continued

principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$153,321,336	$—	$—	$153,321,336
Mutual Funds	1,168,618	—	—	1,168,618
Total Investments	$154,489,954	$—	$—	$154,489,954

For further information regarding security characteristics, see the Portfolio of Investments. The fund held worthless level 3 securities at the beginning of the period which were disposed of during the period for $0 and no realized gain or loss. At December 31, 2013, the fund held no level 3 securities.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized

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MFS Blended Research Small Cap Equity Portfolio

Notes to Financial Statements – continued

gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$2,211,067	$6,157,778
Long-term capital gains	9,643,715	3,143,261
Total distributions	$11,854,782	$9,301,039

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$115,991,359
Gross appreciation	40,515,133
Gross depreciation	(2,016,538)
Net unrealized appreciation (depreciation)	$38,498,595
Undistributed ordinary income	21,337,569
Undistributed long-term capital gain	4,391,014
Other temporary differences	9,632

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$516,885	$433,588	$1,991,337	$3,206,976
Service Class	1,694,182	404,103	7,652,378	5,256,372
Total	$2,211,067	$837,691	$9,643,715	$8,463,348

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013,

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MFS Blended Research Small Cap Equity Portfolio

Notes to Financial Statements – continued

this management fee reduction amounted to $1,401, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.40% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such that total annual operating expenses do not exceed 0.60% of average daily net assets for the Initial Class shares and 0.85% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013 the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $5,393, which equated to 0.0036% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $23.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0197% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $891 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $385, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $103,761,952 and $148,960,998, respectively.

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MFS Blended Research Small Cap Equity Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	64,982	$1,048,081	218,471	$2,873,113
Service Class	217,153	3,629,669	517,995	6,705,805
	282,135	$4,677,750	736,466	$9,578,918
Shares issued to shareholders in reinvestment of distributions
Initial Class	156,764	$2,508,222	262,100	$3,640,564
Service Class	592,680	9,346,560	412,872	5,660,475
	749,444	$11,854,782	674,972	$9,301,039
Shares reacquired
Initial Class	(559,516)	$(9,070,000)	(4,059,685)	$(53,143,549)
Service Class	(2,634,233)	(41,670,782)	(1,934,485)	(25,744,751)
	(3,193,749)	$(50,740,782)	(5,994,170)	$(78,888,300)
Net change
Initial Class	(337,770)	$(5,513,697)	(3,579,114)	$(46,629,872)
Service Class	(1,824,400)	(28,694,553)	(1,003,618)	(13,378,471)
	(2,162,170)	$(34,208,250)	(4,582,732)	$(60,008,343)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $517 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,522,611	28,158,060	(28,512,053)	1,168,618

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$843	$1,168,618

20

MFS Blended Research Small Cap Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Blended Research Small Cap Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Small Cap Equity Portfolio (one of the series comprising MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Small Cap Equity Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

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MFS Blended Research Small Cap Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

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MFS Blended Research Small Cap Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Matthew Krummell

23

MFS Blended Research Small Cap Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital (“Sun Capital”), an affiliate of MFS, and subadvised by BlackRock Investment Management, LLC. In light of changes affecting the source of cash flows into Sun Capital Advisers Trust, management of Sun Capital proposed to the board of Sun Capital Advisers Trust a transition and integration plan whereby management of the Fund would be transferred to MFS and Sun Capital Advisers Trust would be integrated into the MFS family of funds. Pursuant to that plan, shareholders of the Fund were asked to approve an investment advisory agreement between MFS and the Fund. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for each of the one- and five-year periods ended

24

MFS Blended Research Small Cap Equity Portfolio

Board Review of Investment Advisory Agreement – continued

December 31, 2012 relative to the Lipper performance universe. In light of the Fund’s lower total expense ratio under MFS’ management, the Trustees also considered pro forma performance information from Lipper Inc. for the one-, three- and five-year periods ended December 31, 2012, which was adjusted to reflect the effect of the Fund’s lower total expense ratio. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that MFS became the Fund’s investment adviser in December 2012 and that MFS implemented certain changes in the Fund’s investment strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

25

MFS Blended Research Small Cap Equity Portfolio

Board Review of Investment Advisory Agreement – continued

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of the MFS Web site (mfs.com).

26

MFS Blended Research Small Cap Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $10,609,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2013

MFS® INFLATION-ADJUSTED BOND PORTFOLIO

MFS® Variable Insurance Trust III

VIA-ANN

MFS® INFLATION-ADJUSTED BOND PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Inflation-Adjusted Bond Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Inflation-Adjusted Bond Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	50.6%
U.S. Treasury Securities	39.2%

Composition including fixed income credit quality (a)(i)
AAA	13.6%
AA	34.7%
A	2.3%
U.S. Government	39.2%
Cash & Other	10.2%

Portfolio facts (i)
Average Duration (d)	7.7
Average Effective Maturity (m)	13.4 yrs.

Issuer country weightings (i)(x)
United States	49.4%
United Kingdom	23.3%
France	9.3%
Germany	5.5%
Japan	4.4%
Canada	3.9%
Sweden	2.2%
Australia	2.0%

Currency exposure weightings (i)(y)
United States Dollar	45.4%
British Pound Sterling	32.2%
Euro	17.0%
Canadian Dollar	2.3%
Swedish Krona	1.5%
Australian Dollar	0.9%
Japanese Yen	0.7%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Inflation-Adjusted Bond Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Inflation-Adjusted Bond Portfolio (“fund”) provided a total return of –5.07%, while Service Class shares of the fund provided a total return of –5.28%. These compare with a return of –4.84% over the same period for the fund’s benchmark, the Barclays World Government Inflation-Linked Bond Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Factors Affecting Performance

A greater exposure to Italian bonds detracted from performance relative to the Barclays World Government Inflation-Linked Bond Index as these securities underperformed over the reporting period.

The fund’s yield curve (y) positioning in the United States, particularly a lesser exposure to shifts in the middle (centered around maturities of 7 years) and long (centered around maturities of 10 or more years) portions of the yield curve, was a positive factor for relative performance as interest rates rose over the period. In addition, a lesser exposure to the Japanese yen, achieved through currency hedging, benefited relative performance as the yen depreciated over the period.

Respectfully,

Erik Weisman

Portfolio Manager

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Inflation-Adjusted Bond Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	10/01/08	(5.07)%	5.54%	5.08%
Service Class	10/01/08	(5.28)%	5.25%	4.80%

Comparative benchmark
Barclays World Government Inflation-Linked Bond Index (f)		(4.84)%	5.79%	4.28%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Barclays World Government Inflation-Linked Bond Index – measures the performance of the major government inflation-linked bond markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to the close of business on December 7, 2012 reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Inflation-Adjusted Bond Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.56%	$1,000.00	$1,025.63	$2.86
	Hypothetical (h)	0.56%	$1,000.00	$1,022.38	$2.85
Service Class	Actual	0.81%	$1,000.00	$1,023.73	$4.13
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

MFS Inflation-Adjusted Bond Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)

BONDS – 89.4%
International Market Sovereign – 50.4%
Commonwealth of Australia, Inflation Linked Bond, 4%, 2020	AUD	2,237,821	$2,327,190
Commonwealth of Australia, Inflation Linked Bond, 1.25%, 2022	AUD	4,238,712	3,706,422
Commonwealth of Australia, Inflation Linked Bond, 3%, 2025	AUD	2,662,744	2,690,996
Commonwealth of Australia, Inflation Linked Bond, 2%, 2035	AUD	809,360	710,949
Federal Republic of Germany, Inflation Linked Bond, 1.5%, 2016	EUR	5,929,973	8,502,089
Federal Republic of Germany, Inflation Linked Bond, 1.75%, 2020	EUR	7,322,853	11,136,644
Federal Republic of Germany, Inflation Linked Bond, 0.1%, 2023	EUR	4,957,728	6,652,358
Government of Canada, Inflation Linked Bond, 4.25%, 2021	CAD	5,626,090	6,735,101
Government of Canada, Inflation Linked Bond, 4%, 2031	CAD	3,539,954	4,935,374
Government of Canada, Inflation Linked Bond, 2%, 2041	CAD	6,205,373	6,846,035
Government of France, Inflation Linked Bond, 1.8%, 2040	EUR	2,856,050	4,438,973
Government of France, Inflation Linked Bond, 1.3%, 2019	EUR	1,405,797	2,077,646
Government of France, Inflation Linked Bond, 2.25%, 2020	EUR	4,039,920	6,300,782
Government of France, Inflation Linked Bond, 1.1%, 2022	EUR	3,246,210	4,670,700
Government of France, Inflation Linked Bond, 2.1%, 2023	EUR	3,007,868	4,684,127
Government of France, Inflation Linked Bond, 3.4%, 2029	EUR	6,119,785	11,355,695
Government of France, Inflation Linked Bond, 3.15%, 2032	EUR	5,764,397	10,633,806
Government of Japan, Inflation Linked Bond, 0.5%, 2014	JPY	226,350,000	2,226,638
Government of Japan, Inflation Linked Bond, 1%, 2016	JPY	327,925,000	3,364,415
Government of Japan, Inflation Linked Bond, 1.3%, 2017	JPY	753,000,000	7,972,247
Government of Japan, Inflation Linked Bond, 1.4%, 2018	JPY	199,400,000	2,140,459
Government of Japan, Inflation Linked Bond, 1.4%, 2018	JPY	498,500,000	5,372,449
Kingdom of Sweden, Inflation Linked Bond, 4%, 2020	SEK	55,592,848	10,527,312
United Kingdom Treasury, Inflation Linked Bond, 4.125%, 2030	GBP	2,459,289	6,726,835
United Kingdom Treasury, Inflation Linked Bond, 1.875%, 2022	GBP	232,727	458,673
United Kingdom Treasury, Inflation Linked Bond, 2.5%, 2024	GBP	5,380,476	11,165,314

Issuer	Shares/Par		Value ($)

BONDS – continued
International Market Sovereign – continued
United Kingdom Treasury, Inflation Linked Bond, 1.25%, 2027	GBP	4,273,148	$8,186,362
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 2029	GBP	3,376,166	5,553,862
United Kingdom Treasury, Inflation Linked Bond, 1.25%, 2032	GBP	3,387,638	6,808,564
United Kingdom Treasury, Inflation Linked Bond, 0.75%, 2034	GBP	3,254,190	6,035,429
United Kingdom Treasury, Inflation Linked Bond, 2%, 2035	GBP	3,238,767	7,387,758
United Kingdom Treasury, Inflation Linked Bond, 1.125%, 2037	GBP	3,518,707	7,201,287
United Kingdom Treasury, Inflation Linked Bond, 0.625%, 2040	GBP	3,790,422	7,075,654
United Kingdom Treasury, Inflation Linked Bond, 0.625%, 2042	GBP	4,244,591	8,069,800
United Kingdom Treasury, Inflation Linked Bond, 0.75%, 2047	GBP	4,835,251	9,740,113
United Kingdom Treasury, Inflation Linked Bond, 0.5%, 2050	GBP	3,962,737	7,520,882
United Kingdom Treasury, Inflation Linked Bond, 1.25%, 2055	GBP	4,225,536	10,445,393
United Kingdom Treasury, Inflation Linked Bond, 0.375%, 2062	GBP	3,716,163	7,105,770
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 2068	GBP	1,145,033	1,957,204

			$241,447,307

U.S. Treasury Inflation Protected Securities – 39.0%
U.S. Treasury Bonds, 0.125%, 2017		$6,058,037	$6,226,523
U.S. Treasury Bonds, 1.625%, 2018		7,689,339	8,356,150
U.S. Treasury Bonds, 1.125%, 2021		8,163,631	8,571,813
U.S. Treasury Bonds, 0.375%, 2023		6,685,250	6,439,253
U.S. Treasury Bonds, 2.375%, 2025		3,765,047	4,322,745
U.S. Treasury Bonds, 2%, 2026		5,019,418	5,552,340
U.S. Treasury Bonds, 2.375%, 2027		4,329,837	4,978,975
U.S. Treasury Bonds, 1.75%, 2028		4,456,651	4,761,303
U.S. Treasury Bonds, 3.625%, 2028		4,204,520	5,551,939
U.S. Treasury Bonds, 2.5%, 2029		2,507,172	2,939,659
U.S. Treasury Bonds, 3.875%, 2029		3,061,307	4,188,012
U.S. Treasury Bonds, 3.375%, 2032		1,956,401	2,597,733
U.S. Treasury Bonds, 2.125%, 2040		2,184,690	2,448,048
U.S. Treasury Bonds, 2.125%, 2041		2,545,473	2,852,322
U.S. Treasury Bonds, 0.75%, 2042		5,082,753	4,074,543
U.S. Treasury Notes, 1.625%, 2015		7,660,997	7,892,022
U.S. Treasury Notes, 0.5%, 2015		7,272,790	7,433,017
U.S. Treasury Notes, 1.875%, 2015		6,059,479	6,387,066
U.S. Treasury Notes, 2%, 2016		3,176,847	3,385,823
U.S. Treasury Notes, 0.125%, 2016		11,518,337	11,826,994
U.S. Treasury Notes, 2.5%, 2016		3,617,125	3,968,667
U.S. Treasury Notes, 2.375%, 2017		5,438,062	5,983,994
U.S. Treasury Notes, 2.625%, 2017		8,721,200	9,809,309

6

MFS Inflation-Adjusted Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Inflation Protected Securities – continued
U.S. Treasury Notes, 0.125%, 2018	$6,423,170	$6,549,629
U.S. Treasury Notes, 2.125%, 2019	4,076,737	4,551,294
U.S. Treasury Notes, 1.875%, 2019	3,368,688	3,742,138
U.S. Treasury Notes, 1.375%, 2020	5,150,186	5,527,597
U.S. Treasury Notes, 1.25%, 2020	1,591,239	1,701,133
U.S. Treasury Notes, 0.625%, 2021	5,055,376	5,127,258
U.S. Treasury Notes, 0.125%, 2022	7,925,179	7,606,936
U.S. Treasury Notes, 0.125%, 2022	9,367,064	8,962,379
U.S. Treasury Notes, 0.125%, 2023	10,655,540	10,051,169
U.S. Treasury Notes, 0.625%, 2043	3,229,037	2,475,006

		$186,842,789

Total Bonds (Identified Cost, $441,707,800)		$428,290,096

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 10.4%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	49,905,363	$49,905,363

Total Investments (Identified Cost, $491,613,163)		$478,195,459

OTHER ASSETS, LESS LIABILITIES – 0.2%		735,786

Net Assets – 100.0%		$478,931,245

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

SEK	Swedish Krona

Derivative Contracts at 12/31/13

Forward Foreign Currency Exchange Contracts at 12/31/13

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Goldman Sachs International	2,673,666	1/17/14	$2,405,000	$2,385,130	$19,870
SELL	AUD	Westpac Banking Corp.	2,805,182	1/17/14	2,657,812	2,502,453	155,359
SELL	CAD	Goldman Sachs International	5,403,863	1/17/14	5,162,584	5,085,369	77,215
SELL	CAD	Merrill Lynch International Bank	22,498	1/17/14	21,637	21,172	465
BUY	EUR	Deutsche Bank AG	3,378,649	1/17/14	4,559,605	4,647,975	88,370
BUY	EUR	Goldman Sachs International	6,000,857	1/17/14	8,194,410	8,255,321	60,911
BUY	EUR	JPMorgan Chase Bank N.A.	3,378,649	1/17/14	4,560,257	4,647,975	87,718
BUY	GBP	Barclays Bank PLC	1,468,000	1/17/14	2,398,771	2,430,709	31,938
BUY	GBP	Credit Suisse Group	10,214,259	1/17/14	16,309,772	16,912,733	602,961
BUY	GBP	Deutsche Bank AG	146,000	1/17/14	239,010	241,746	2,736
BUY	GBP	Goldman Sachs International	5,170,463	1/17/14	8,337,259	8,561,233	223,974
BUY	GBP	Merrill Lynch International Bank	10,214,259	1/17/14	16,320,956	16,912,733	591,777
BUY	GBP	UBS AG	1,572,652	1/17/14	2,505,790	2,603,992	98,202
BUY	GBP	Westpac Banking Corp.	1,546,000	1/17/14	2,487,704	2,559,861	72,157
SELL	JPY	Deutsche Bank AG	71,922,000	1/17/14	728,385	682,987	45,398
SELL	JPY	Goldman Sachs International	1,881,040,068	1/17/14	19,019,722	17,862,775	1,156,947
BUY	SEK	Goldman Sachs International	11,913,000	1/17/14	1,850,080	1,851,743	1,663

							$3,317,661

7

MFS Inflation-Adjusted Bond Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/13 – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
BUY	AUD	Brown Brothers Harriman	509,000	1/17/14	$480,999	$454,070	$(26,929)
BUY	AUD	Goldman Sachs International	2,556,932	1/17/14	2,415,434	2,280,993	(134,441)
SELL	AUD	Goldman Sachs International	3,412,397	1/17/14	3,029,270	3,044,138	(14,868)
SELL	CAD	Goldman Sachs International	2,570,401	1/17/14	2,405,000	2,418,906	(13,906)
SELL	EUR	Brown Brothers Harriman	359,583	1/17/14	484,000	494,675	(10,675)
SELL	EUR	Deutsche Bank AG	1,795,000	1/17/14	2,423,652	2,469,364	(45,712)
SELL	EUR	Merrill Lynch International Bank	893,000	1/17/14	1,193,677	1,228,491	(34,814)
SELL	EUR	UBS AG	2,178,035	1/17/14	2,947,892	2,996,302	(48,410)
SELL	GBP	Barclays Bank PLC	387,000	1/17/14	621,580	640,793	(19,213)
SELL	GBP	Brown Brothers Harriman	821,000	1/17/14	1,306,178	1,359,409	(53,231)
SELL	GBP	Goldman Sachs International	802,755	1/17/14	1,299,694	1,329,198	(29,504)
SELL	GBP	UBS AG	2,651,374	1/17/14	4,269,110	4,390,135	(121,025)
BUY	JPY	Brown Brothers Harriman	57,271,000	1/17/14	581,895	543,858	(38,037)
SELL	SEK	Goldman Sachs International	26,270,677	1/17/14	4,025,761	4,083,483	(57,722)
SELL	SEK	UBS AG	6,313,000	1/17/14	970,994	981,285	(10,291)

							$(658,778)

At December 31, 2013, the fund had cash collateral of $50,000 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

8

MFS Inflation-Adjusted Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $441,707,800)	$428,290,096
Underlying affiliated funds, at cost and value	49,905,363
Total investments, at value (identified cost, $491,613,163)	$478,195,459
Restricted cash	50,000
Receivables for
Forward foreign currency exchange contracts	3,317,661
Fund shares sold	29,001
Interest	1,997,474
Other assets	4,347
Total assets		$483,593,942
Liabilities
Payables for
Forward foreign currency exchange contracts	$658,778
Investments purchased	3,032,277
Fund shares reacquired	868,733
Payable to affiliates
Investment adviser	12,278
Shareholder servicing costs	29
Distribution and/or service fees	3,397
Payable for independent Trustees’ compensation	13
Accrued expenses and other liabilities	87,192
Total liabilities		$4,662,697
Net assets		$478,931,245
Net assets consist of
Paid-in capital	$496,947,392
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(10,733,389)
Accumulated distributions in excess of net realized gain on investments and foreign currency	(7,958,769)
Undistributed net investment income	676,011
Net assets		$478,931,245
Shares of beneficial interest outstanding		47,909,656

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$230,804,584	22,995,102	$10.04
Service Class	248,126,661	24,914,554	9.96

See Notes to Financial Statements

9

MFS Inflation-Adjusted Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Interest	$3,942,907
Dividends from underlying affiliated funds	29,843
Total investment income		$3,972,750
Expenses
Management fee	$2,509,730
Distribution and service fees	690,676
Shareholder servicing costs	10,278
Administrative services fee	72,429
Independent Trustees’ compensation	15,459
Custodian fee	80,737
Shareholder communications	42,945
Audit and tax fees	38,552
Legal fees	5,664
Miscellaneous	25,244
Total expenses		$3,491,714
Fees paid indirectly	(31)
Reduction of expenses by investment adviser	(5,838)
Net expenses		$3,485,845
Net investment income		$486,905
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(7,484,000)
Foreign currency	(145,854)
Net realized gain (loss) on investments and foreign currency		$(7,629,854)
Change in unrealized appreciation (depreciation)
Investments	$(23,092,179)
Translation of assets and liabilities in foreign currencies	2,941,590
Net unrealized gain (loss) on investments and foreign currency translation		$(20,150,589)
Net realized and unrealized gain (loss) on investments and foreign currency		$(27,780,443)
Change in net assets from operations		$(27,293,538)

See Notes to Financial Statements

10

MFS Inflation-Adjusted Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For Years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$486,905	$3,770,829
Net realized gain (loss) on investments and foreign currency	(7,629,854)	30,719,676
Net unrealized gain (loss) on investments and foreign currency translation	(20,150,589)	4,213,437
Change in net assets from operations	$(27,293,538)	$38,703,942
Distributions declared to shareholders
From net investment income	$—	$(4,210,824)
From net realized gain on investments	(30,280,009)	(35,206,831)
Total distributions declared to shareholders	$(30,280,009)	$(39,417,655)
Change in net assets from fund share transactions	$5,105,894	$(13,149,789)
Total change in net assets	$(52,467,653)	$(13,863,502)
Net assets
At beginning of period	531,398,898	545,262,400
At end of period (including undistributed net investment income of $676,011 and $286,296, respectively)	$478,931,245	$531,398,898

See Notes to Financial Statements

11

MFS Inflation-Adjusted Bond Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.29	$11.34	$10.64	$10.34	$9.87
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.10	$0.25	$0.14	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(0.61)	0.76	1.00	0.40	0.61
Total from investment operations	$(0.59)	$0.86	$1.25	$0.54	$0.85
Less distributions declared to shareholders
From net investment income	$—	$(0.10)	$(0.26)	$(0.14)	$(0.22)
From net realized gain on investments	(0.66)	(0.81)	(0.29)	(0.10)	(0.16)
Total distributions declared to shareholders	$(0.66)	$(0.91)	$(0.55)	$(0.24)	$(0.38)
Net asset value, end of period (x)	$10.04	$11.29	$11.34	$10.64	$10.34
Total return (%) (k)(r)(s)(x)	(5.07)	7.74	11.90	5.24	8.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	0.65	0.66	0.66	0.66
Expenses after expense reductions (f)	0.56	N/A	0.65	0.65	0.65
Net investment income	0.22	0.87	2.23	1.34	2.33
Portfolio turnover	51	520	430	388	278
Net assets at end of period (000 omitted)	$230,805	$227,553	$264,474	$217,591	$106,264

See Notes to Financial Statements

12

MFS Inflation-Adjusted Bond Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2013		2012	2011	2010	2009
Net asset value, beginning of period	$11.23		$11.31	$10.61	$10.32	$9.87
Income (loss) from investment operations
Net investment income (d)	$(0.00	)(w)	$0.07	$0.20	$0.12	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(0.61)		0.75	1.03	0.38	0.60
Total from investment operations	$(0.61)		$0.82	$1.23	$0.50	$0.81
Less distributions declared to shareholders
From net investment income	$—		$(0.09)	$(0.24)	$(0.11)	$(0.20)
From net realized gain on investments	(0.66)		(0.81)	(0.29)	(0.10)	(0.16)
Total distributions declared to shareholders	$(0.66)		$(0.90)	$(0.53)	$(0.21)	$(0.36)
Net asset value, end of period (x)	$9.96		$11.23	$11.31	$10.61	$10.32
Total return (%) (k)(r)(s)(x)	(5.28)		7.42	11.70	4.91	8.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81		0.90	0.91	0.91	0.91
Expenses after expense reductions (f)	0.81		N/A	0.90	0.90	0.90
Net investment income	(0.00	)(w)	0.61	1.78	1.09	2.07
Portfolio turnover	51		520	430	388	278
Net assets at end of period (000 omitted)	$248,127		$303,846	$280,788	$161,359	$78,839

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Inflation-Adjusted Bond Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Inflation-Adjusted Bond Portfolio (the fund) is a series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of

14

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$186,842,789	$—	$186,842,789
Non-U.S. Sovereign Debt	—	241,447,307	—	241,447,307
Mutual Funds	49,905,363	—	—	49,905,363
Total Investments	$49,905,363	$428,290,096	$—	$478,195,459

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$2,658,883	$—	$2,658,883

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund also invests in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

15

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$3,317,661	$(658,778)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Foreign Currency
Foreign Exchange	$(136,466)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$2,942,094

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This

16

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$24,069,446	$35,230,340
Long-term capital gains	6,210,563	4,187,315
Total distributions	$30,280,009	$39,417,655

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$493,340,703
Gross appreciation	5,429,994
Gross depreciation	(20,575,238)
Net unrealized appreciation (depreciation)	$(15,145,244)
Undistributed ordinary income	3,430,048
Capital loss carryforwards	(6,110,778)
Other temporary differences	(190,173)

17

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such post-enactment losses are characterized as follows:

Short-Term	$(4,398,961)
Long-Term	(1,711,817)
Total	$(6,110,778)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$—	$1,852,033	$14,003,841	$14,823,337
Service Class	—	2,358,791	16,276,168	20,383,494
Total	$—	$4,210,824	$30,280,009	$35,206,831

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $4,510, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.50% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $10,263, which equated to 0.0020% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $15.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0144% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

18

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,960 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,328, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$98,337,985	$123,253,222
Investments (non-U.S. Government securities)	$144,276,083	$149,423,587

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,338,408	$24,593,406	1,528,770	$17,236,555
Service Class	2,829,388	29,787,750	3,898,455	44,271,954
	5,167,796	$54,381,156	5,427,225	$61,508,509
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,431,886	$14,003,841	1,488,753	$16,675,370
Service Class	1,674,503	16,276,168	2,040,020	22,742,285
	3,106,389	$30,280,009	3,528,773	$39,417,655
Shares reacquired
Initial Class	(932,212)	$(9,958,556)	(6,177,895)	$(71,338,823)
Service Class	(6,636,783)	(69,596,715)	(3,712,366)	(42,737,130)
	(7,568,995)	$(79,555,271)	(9,890,261)	$(114,075,953)
Net change
Initial Class	2,838,082	$28,638,691	(3,160,372)	$(37,426,898)
Service Class	(2,132,892)	(23,532,797)	2,226,109	24,277,109
	705,190	$5,105,894	(934,263)	$(13,149,789)

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the, the MFS Moderate Allocation Portfolio, MFS Conservative Allocation Portfolio and the MFS Growth Allocation Portfolio were the owners of record of approximately 23%, 19%, and 6%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $1,794 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

19

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	40,201,168	228,431,747	(218,727,552)	49,905,363

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$29,843	$49,905,363

20

MFS Inflation-Adjusted Bond Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS Inflation-Adjusted Bond Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Inflation-Adjusted Bond Portfolio (one of the series comprising MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Inflation-Adjusted Bond Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

21

MFS Inflation-Adjusted Bond Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

22

MFS Inflation-Adjusted Bond Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Erik Weisman

23

MFS Inflation-Adjusted Bond Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital (“Sun Capital”), an affiliate of MFS, and subadvised by BlackRock Financial Management, Inc. In light of changes affecting the source of cash flows into Sun Capital Advisers Trust, management of Sun Capital proposed to the board of Sun Capital Advisers Trust a transition and integration plan whereby management of the Fund would be transferred to MFS and Sun Capital Advisers Trust would be integrated into the MFS family of funds. Pursuant to that plan, shareholders of the Fund were asked to approve an investment advisory agreement between MFS and the Fund. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period ended December 31, 2012

24

MFS Inflation-Adjusted Bond Portfolio

Board Review of Investment Advisory Agreement – continued

relative to the Lipper performance universe. The Fund commenced operations in October 2008; therefore no performance data for the five-year period was available. In light of the Fund’s lower total expense ratio under MFS’ management, the Trustees also considered pro forma performance information from Lipper Inc. for the one- and three-year periods ended December 31, 2012, which was adjusted to reflect the effect of the Fund’s lower total expense ratio. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance and noted that MFS became the Fund’s investment adviser in December 2012. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the Fund’s lower total expense ratio under MFS’ management, effective as of the close of business on December 7, 2012, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

25

MFS Inflation-Adjusted Bond Portfolio

Board Review of Investment Advisory Agreement – continued

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of the MFS Web site (mfs.com).

26

MFS Inflation-Adjusted Bond Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $6,832,000 as capital gain dividends paid during the fiscal year.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2013

MFS® LIMITED MATURITY PORTFOLIO

MFS® Variable Insurance Trust III

VLT-ANN

MFS® LIMITED MATURITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Limited Maturity Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

MFS Limited Maturity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	68.2%
Asset-Backed Securities	11.6%
Non-U.S. Government Bonds	5.8%
Mortgage-Backed Securities	3.7%
Municipal Bonds	2.9%
U.S. Government Agencies	1.5%
Emerging Markets Bonds	1.3%
Residential Mortgage-Backed Securities	0.9%
Commercial Mortgage-Backed Securities	0.9%
Collateralized Debt Obligations	0.8%
U.S. Treasury Securities	(5.1)%

Composition including fixed income credit quality (a)(i)
AAA	20.8%
AA	11.7%
A	31.8%
BBB	28.0%
Federal Agencies	5.2%
Not Rated	(5.0)%
Cash & Other	7.5%

Portfolio facts (i)
Average Duration (d)	1.5
Average Effective Maturity (m)	2.2 yrs.

Issuer country weightings (i)(x)
United States	64.4%
United Kingdom	5.2%
France	3.6%
Australia	3.6%
Norway	3.5%
Netherlands	3.5%
Canada	3.4%
Sweden	2.6%
Germany	2.2%
Other Countries	8.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

MFS Limited Maturity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Limited Maturity Portfolio (“fund”) provided a total return of 0.71%, while Service Class shares of the fund provided a total return of 0.48%. These compare with a return of 0.64% over the same period for the fund’s benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for the term beginning in early 2014.

Factors Affecting Performance

The fund’s yield curve(y) positioning, particularly a greater exposure to shifts centered around maturities of 3 years or greater, was a negative factor for performance relative to the Barclays 1-3 US Government/Credit Bond Index as interest rates on these maturities increased more than on shorter term maturity bonds.

The portion of the fund’s return derived from yield, which was greater than that of the benchmark, was a contributor to relative results. Additionally, a greater exposure to corporate bonds in the financial (excluding banks), industrial and banking sectors benefited relative performance as these three sectors generated positive relative performance during the period.

Respectfully,

James Calmas

Portfolio Manager

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Limited Maturity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	3/07/08	0.71%	1.93%	2.21%
Service Class	3/07/08	0.48%	1.66%	1.94%

Comparative benchmark
Barclays 1-3 Year U.S. Government/Credit Bond Index (f)		0.64%	2.02%	2.12%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Barclays 1-3 Year U.S. Government/Credit Bond Index – a market capitalization-weighted index that measures the performance of the short-term (1 to 3 years) investment-grade corporate and U.S. government bond markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to the close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Limited Maturity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.45%	$1,000.00	$1,009.08	$2.28
	Hypothetical (h)	0.45%	$1,000.00	$1,022.94	$2.29
Service Class	Actual	0.70%	$1,000.00	$1,007.76	$3.54
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

MFS Limited Maturity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 97.0%
Asset-Backed & Securitized – 12.4%
Ally Master Owner Trust, “A”, FRN, 0.666%, 2016	$7,600,000	$7,602,402
AmeriCredit Automobile Receivables Trust, “A2”, 0.74%, 2016	3,810,000	3,813,682
Babson Ltd., CLO, “A1”, FRN, 0.492%, 2019 (n)	765,737	760,583
Bank of America Auto Trust, “A-3”, 0.78%, 2016	5,239,320	5,251,323
Brazos Higher Education Authority, Inc., Student Loan Rev., “1A-2”, FRN, 0.325%, 2018	299,750	299,642
Brazos Higher Education Authority, Inc., Student Loan Rev., “A-2”, FRN, 0.405%, 2022	1,172,490	1,170,134
Capital Auto Receivables Asset Trust, 2013-4, “A1”, FRN, 0.546%, 2016	3,160,000	3,160,430
Cent CDO XI Ltd., “A1”, FRN, 0.498%, 2019 (n)	2,453,442	2,418,184
Chesapeake Funding LLC, “A”, FRN, 0.614%, 2025 (n)	3,420,000	3,411,758
Chrysler Capital Auto Receivables Trust, 2013-AA, “A2”, 0.61%, 2016 (z)	3,890,000	3,891,105
CNH Equipment Trust, “A2”, 0.63%, 2017	2,630,000	2,632,756
CNH Wholesale Master Note Trust, “A”, FRN, 0.766%, 2019 (n)	4,280,000	4,285,637
Education Loan Asset-Backed Trust, “A-1”, FRN, 0.614%, 2022 (z)	2,767,985	2,767,204
Ford Credit Auto Owner Trust, “A-2”, 0.47%, 2015	498,172	498,173
Ford Credit Floorplan Master Owner Trust, “A”, 1.92%, 2019	2,310,000	2,352,342
Ford Credit Floorplan Master Owner Trust, “A”, FRN, 0.516%, 2016	6,800,000	6,803,407
Ford Credit Floorplan Master Owner Trust, “A-1”, 0.74%, 2016	7,200,000	7,208,928
GE Equipment Small Ticket LLC, “A2”, 0.73%, 2016 (n)	1,220,000	1,221,285
GE Equipment Transportation LLC, 2013-2, “A2”, 0.61%, 2016	4,588,000	4,588,060
Hertz Fleet Lease Funding LP, 2013-3, “A”, FRN, 0.711%, 2027 (n)	4,460,000	4,460,803
HLSS Servicer Advance Receivables Trust, 2013-T1, “A1”, 0.898%, 2044 (n)	5,030,000	5,030,000
Honda Auto Receivables Owner Trust, “A-2”, 0.46%, 2014	1,137,931	1,138,045
Honda Auto Receivables Owner Trust, “A2”, 0.54%, 2016	4,160,000	4,164,189
Hyundai Auto Lease Securitization Trust, “A2”, 0.75%, 2016 (n)	4,140,000	4,144,550
Hyundai Auto Receivables Trust, “A-3”, 0.62%, 2016	3,566,879	3,571,741

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
John Deere Owner Trust, “A2”, 0.55%, 2016	$1,370,000	$1,370,538
Kingsland III Ltd., “A1”, CDO, FRN, 0.452%, 2021 (n)	1,912,769	1,893,428
Mercedes-Benz Auto Lease Trust, 2013-B, “A2”, 0.53%, 2015	3,440,000	3,438,851
Race Point CLO Ltd., “A1A”, FRN, 0.441%, 2021 (n)	2,692,902	2,659,219
Santander Drive Auto Receivable Trust, “A2”, 0.91%, 2015	4,419	4,420
SLM Student Loan Trust, “A-1”, FRN, 0.324%, 2017	1,469,822	1,469,315
SLM Student Loan Trust, “A-2”, FRN, 0.438%, 2016	717,994	717,808
SLM Student Loan Trust, “A-4”, FRN, 0.368%, 2019	620,211	620,026
SLM Student Loan Trust, “A-4”, FRN, 0.432%, 2020	400,923	400,881
SLM Student Loan Trust, “A-4”, FRN, 0.318%, 2021	3,442,463	3,428,611
Smart Trust, “A2B”, FRN, 0.414%, 2015	4,500,000	4,499,436
Student Loan Consolidation Center, “A”, FRN, 1.384%, 2027 (n)	1,417,115	1,439,267
Toyota Auto Receivables Owner Trust, “A-3”, 0.68%, 2015	3,181,587	3,185,071
Volvo Financial Equipment LLC, “A2”, 0.53%, 2015 (n)	1,100,000	1,099,555
World Omni Auto Receivables Trust, “A-3”, 0.64%, 2017	3,800,000	3,807,467

		$116,680,256

Automotive – 3.3%
American Honda Finance Corp., 1.6%, 2018 (n)	$4,500,000	$4,429,535
American Honda Finance Corp., FRN, 0.611%, 2016 (n)	1,530,000	1,533,519
American Honda Finance Corp., FRN, 0.739%, 2016	2,000,000	2,010,402
Daimler Finance North America LLC, 2.4%, 2017 (n)	1,800,000	1,827,364
Daimler Finance North America LLC, FRN, 0.842%, 2015 (n)	4,780,000	4,796,003
Daimler Finance North America LLC, FRN, 0.921%, 2016 (n)	3,820,000	3,827,854
Ford Motor Credit Co. LLC, 8%, 2016	3,500,000	4,138,750
Harley-Davidson Financial Services, 3.875%, 2016 (n)	2,841,000	2,996,116
Nissan Motor Acceptance Corp., FRN, 0.945%, 2016 (n)	3,480,000	3,498,514
Volkswagen International Finance N.V., 1.125%, 2016 (n)	1,620,000	1,615,790

		$30,673,847

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Banks & Diversified Financials (Covered Bonds) – 3.4%
Australia & New Zealand Banking Group, 1%, 2015 (n)	$3,800,000	$3,824,647
Bank of Nova Scotia, 2.15%, 2016 (n)	2,200,000	2,265,655
Bank of Nova Scotia, 1.75%, 2017 (n)	1,200,000	1,222,410
Bank of Scotland PLC, 5.25%, 2017 (n)	3,900,000	4,349,779
DnB Nor Boligkreditt A.S., 2.1%, 2015 (n)	5,000,000	5,127,500
Northern Rock Asset Management, 5.625%, 2017 (n)	2,400,000	2,704,776
Royal Bank of Canada, 1.125%, 2016	1,450,000	1,449,677
SpareBank 1 Boligkreditt A.S., 2.625%, 2016 (n)	2,900,000	3,016,870
SpareBank 1 Boligkreditt A.S., 2.3%, 2017 (n)	6,100,000	6,310,706
Swedbank Hypotek AB, FRN, 0.696%, 2014 (n)	1,600,000	1,601,771

		$31,873,791

Biotechnology – 0.4%
Life Technologies Corp., 4.4%, 2015	$2,275,000	$2,368,530
Life Technologies Corp., 3.5%, 2016	1,425,000	1,484,276

		$3,852,806

Broadcasting – 0.4%
News America, Inc., 5.3%, 2014	$2,400,000	$2,506,128
WPP Finance, 8%, 2014	970,000	1,018,261

		$3,524,389

Cable TV – 1.0%
DIRECTV Holdings LLC, 3.5%, 2016	$4,875,000	$5,116,946
NBCUniversal Enterprise Co., FRN, 0.78%, 2016 (n)	1,000,000	1,005,459
NBCUniversal Media LLC, 2.1%, 2014	2,975,000	2,987,694

		$9,110,099

Computer Software – Systems – 0.7%
Apple, Inc., FRN, 0.492%, 2018	$3,030,000	$3,024,873
Xerox Corp., FRN, 1.058%, 2014	4,025,000	4,028,329

		$7,053,202

Conglomerates – 1.4%
ABB Finance (USA), Inc., 1.625%, 2017	$930,000	$927,802
ABB Treasury Center USA, Inc., 2.5%, 2016 (n)	3,860,000	3,969,528
General Electric Co., 0.85%, 2015	5,775,000	5,801,969
Pentair Finance S.A., 1.35%, 2015	2,860,000	2,877,603

		$13,576,902

Consumer Products – 0.5%
Mattel, Inc., 1.7%, 2018	$1,232,000	$1,203,149
Procter & Gamble Co., 0.75%, 2016	2,130,000	2,120,643
Reckitt Benckiser PLC, 2.125%, 2018 (n)	1,150,000	1,143,704

		$4,467,496

Consumer Services – 0.7%
eBay, Inc., 1.35%, 2017	$1,425,000	$1,416,320
Experian Finance PLC, 2.375%, 2017 (n)	1,788,000	1,760,304
Western Union Co., FRN, 1.239%, 2015	3,620,000	3,632,362

		$6,808,986

Issuer	Shares/Par	Value ($)

BONDS – continued
Electrical Equipment – 0.1%
Arrow Electronics, Inc., 3%, 2018	$919,000	$919,061

Electronics – 0.4%
Intel Corp., 1.95%, 2016	$3,175,000	$3,263,656
Tyco Electronics Group S.A., 2.375%, 2018	971,000	956,978

		$4,220,634

Emerging Market Quasi-Sovereign – 1.0%
CNOOC Finance (2013) Ltd., 1.125%, 2016	$2,410,000	$2,400,972
Korea Development Bank, 1%, 2016	2,770,000	2,746,884
Rosneft, 3.149%, 2017 (n)	2,000,000	2,025,000
State Grid International Development Co. Ltd., 1.75%, 2018 (n)	1,862,000	1,805,241

		$8,978,097

Energy – Independent – 0.5%
Devon Energy Corp., 1.2%, 2016	$1,490,000	$1,489,259
Encana Corp., 5.9%, 2017	2,500,000	2,835,970
Petrohawk Energy Corp., 7.25%, 2018	247,000	266,266

		$4,591,495

Energy – Integrated – 2.0%
BG Energy Capital PLC, 2.875%, 2016 (n)	$2,900,000	$3,027,090
BP Capital Markets PLC, 3.125%, 2015	5,350,000	5,589,407
Chevron Corp., 0.889%, 2016	1,170,000	1,172,778
Petro-Canada Financial Partnership, 5%, 2014	2,650,000	2,746,285
Shell International Finance B.V., FRN, 0.45%, 2016	3,280,000	3,282,778
Total Capital International S.A., 1.5%, 2017	2,900,000	2,905,061

		$18,723,399

Financial Institutions – 1.2%
General Electric Capital Corp., 2.15%, 2015	$6,275,000	$6,389,927
General Electric Capital Corp., 2.375%, 2015	2,100,000	2,155,150
LeasePlan Corp. N.V., 2.5%, 2018 (n)	2,949,000	2,865,661

		$11,410,738

Food & Beverages – 5.0%
Anheuser-Busch InBev S.A., 5.375%, 2014	$1,325,000	$1,380,026
Anheuser-Busch InBev S.A., 0.8%, 2015	2,600,000	2,612,940
Anheuser-Busch InBev S.A., 0.8%, 2016	2,300,000	2,298,277
Coca-Cola Co., 1.15%, 2018	1,690,000	1,641,042
Coca-Cola Co., FRN, 0.341%, 2016	1,940,000	1,941,628
Coca-Cola Icecek Uretim, 4.75%, 2018 (n)	937,000	953,510
Conagra Foods, Inc., 1.3%, 2016	2,080,000	2,083,492
Diageo Capital PLC, 1.5%, 2017	2,000,000	1,994,930
General Mills, Inc., FRN , 0.536%, 2016	1,650,000	1,651,429
Heineken N.V., 1.4%, 2017 (n)	4,300,000	4,216,847
Ingredion, Inc., 1.8%, 2017	1,950,000	1,899,793
Kellogg Co., 4.45%, 2016	690,000	744,317
Kraft Foods Group, Inc. , 1.625%, 2015	2,750,000	2,784,928
Molson Coors Brewing Co., 2%, 2017	3,525,000	3,536,541
PepsiCo, Inc., 2.5%, 2016	2,600,000	2,697,409
Pernod-Ricard S.A., 2.95%, 2017 (n)	3,000,000	3,097,104
SABMiller Holdings, Inc., 1.85%, 2015 (n)	6,850,000	6,932,111

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Food & Beverages – continued
Want Want China Finance Co., 1.875%, 2018 (n)	$1,970,000	$1,875,464
Wm. Wrigley Jr. Co., 1.4%, 2016 (n)	2,289,000	2,292,298
Wm. Wrigley Jr. Co., 2.4%, 2018 (n)	334,000	331,779

		$46,965,865

Food & Drug Stores – 0.7%
CVS Caremark Corp., 1.2%, 2016	$830,000	$830,779
CVS Caremark Corp., 5.75%, 2017	2,155,000	2,443,124
Walgreen Co., 1%, 2015	3,000,000	3,012,330

		$6,286,233

Gaming & Lodging – 0.3%
Wyndham Worldwide Corp., 2.95%, 2017	$2,526,000	$2,561,127

Insurance – 2.2%
American International Group, Inc., 4.875%, 2016	$3,550,000	$3,898,791
American International Group, Inc., 5.85%, 2018	1,226,000	1,405,691
ING U.S., Inc., 2.9%, 2018	1,645,000	1,681,730
MetLife, Inc., 1.756%, 2017	1,875,000	1,854,296
Metropolitan Life Global Funding I, 5.125%, 2014 (n)	2,750,000	2,806,980
New York Life Global Funding, 3%, 2015 (n)	4,725,000	4,876,058
PRICOA Global Funding I, FRN, 0.508%, 2015 (n)	1,610,000	1,612,119
Prudential Financial, Inc., 5.1%, 2014	774,000	798,722
Prudential Financial, Inc., FRN, 1.02%, 2018	1,500,000	1,504,760

		$20,439,147

Insurance – Health – 0.1%
Coventry Health Care, Inc., 6.3%, 2014	$829,000	$858,120

Insurance – Property & Casualty – 0.2%
QBE Insurance Group Ltd., 2.4%, 2018 (n)	$1,987,000	$1,908,015

International Market Quasi-Sovereign – 4.7%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$298,000	$304,972
Bank Nederlandse Gemeenten N.V., 1.375%, 2018 (n)	4,000,000	3,926,952
Dexia Credit Local S.A., 1.25%, 2016 (n)	3,220,000	3,220,077
FMS Wertmanagement, 0.625%, 2016	2,310,000	2,285,916
KfW Bankengruppe, 0.5%, 2015	2,210,000	2,214,221
Kommunalbanken A.S., 0.375%, 2015 (n)	4,190,000	4,191,232
Kommunalbanken A.S., 1%, 2018 (n)	5,000,000	4,851,805
Kreditanstalt für Wiederaufbau, FRN, 0.214%, 2015	4,500,000	4,499,627
Municipality Finance PLC, 2.375%, 2016	2,350,000	2,436,621
Nederlandse Waterschapsbank N.V., 0.75%, 2016 (n)	3,570,000	3,567,844
Statoil A.S.A., 7.375%, 2016 (n)	3,870,000	4,395,318
Statoil A.S.A., FRN, 0.53%, 2018	911,000	911,036
Statoil A.S.A., FRN, 0.698%, 2018	1,600,000	1,607,627
Swedish Export Credit Corp., FRN, 0.538%, 2017	6,320,000	6,337,437

		$44,750,685

Issuer	Shares/Par	Value ($)

BONDS – continued
International Market Sovereign – 0.6%
Kingdom of Sweden, 1%, 2018 (n)	$3,040,000	$2,981,085
Republic of Iceland, 4.875%, 2016 (n)	2,520,000	2,614,500

		$5,595,585

Local Authorities – 0.5%
Kommuninvest i Sverige AB, 0.5%, 2016 (n)	$2,400,000	$2,386,560
State of Illinois, 4.961%, 2016	2,215,000	2,357,845

		$4,744,405

Machinery & Tools – 0.4%
Caterpillar Financial Services Corp., 0.7%, 2015	$4,025,000	$4,029,866

Major Banks – 12.8%
ABN AMRO Bank N.V., 1.375%, 2016 (n)	$4,230,000	$4,261,154
Bank of America Corp., 3.625%, 2016	1,925,000	2,025,110
Bank of America Corp., 5.625%, 2016	1,150,000	1,281,450
Bank of America Corp., 6%, 2017	5,050,000	5,763,828
Bank of America Corp., FRN, 0.522%, 2016	1,330,000	1,318,083
Bank of Montreal, FRN, 0.842%, 2018	1,380,000	1,386,958
Bank of Nova Scotia, FRN, 0.763%, 2016	1,300,000	1,305,238
BNP Paribas, 2.7%, 2018	2,720,000	2,769,613
BNP Paribas, FRN, 1.143%, 2014	2,440,000	2,440,405
BNP Paribas, FRN, 0.831%, 2016	790,000	791,153
Canadian Imperial Bank of Commerce, FRN, 0.766%, 2016	1,490,000	1,496,023
Commonwealth Bank of Australia, 1.95%, 2015	6,150,000	6,252,773
Commonwealth Bank of Australia, FRN, 0.745%, 2016 (n)	1,750,000	1,754,247
Credit Suisse New York, FRN, 1.203%, 2014	8,100,000	8,102,276
DNB Bank A.S.A., 3.2%, 2017 (n)	2,815,000	2,941,892
Goldman Sachs Group, Inc., 1.6%, 2015	3,400,000	3,436,543
Goldman Sachs Group, Inc., FRN, 1.239%, 2014	4,000,000	4,020,768
Goldman Sachs Group, Inc., FRN, 1.435%, 2018	1,580,000	1,598,666
HSBC Bank PLC, FRN, 0.88%, 2018 (n)	1,813,000	1,816,932
HSBC USA, Inc., 1.625%, 2018	3,720,000	3,666,488
ING Bank N.V., 2%, 2015 (n)	550,000	559,112
ING Bank N.V., FRN, 1.191%, 2016 (n)	1,400,000	1,412,769
ING Bank N.V., FRN, 1.641%, 2014 (n)	3,525,000	3,544,120
JPMorgan Chase & Co., 1.875%, 2015	4,000,000	4,054,072
JPMorgan Chase & Co., 3.45%, 2016	6,550,000	6,869,548
Morgan Stanley, 4.1%, 2015	3,250,000	3,361,482
Morgan Stanley, 5.75%, 2016	1,850,000	2,064,820
Morgan Stanley, 5.45%, 2017	2,475,000	2,743,886
Morgan Stanley, 4.75%, 2017	1,675,000	1,827,321
Nordea Bank AB, FRN, 0.699%, 2016 (n)	1,887,000	1,892,380
PNC Bank N.A., 1.3%, 2016	1,290,000	1,296,850
PNC Bank N.A., 1.15%, 2016	2,610,000	2,613,007
PNC Bank N.A., FRN, 0.548%, 2016	2,190,000	2,192,786
Royal Bank of Canada, 1.5%, 2018	2,365,000	2,317,766
Royal Bank of Canada, FRN, 0.701%, 2016	1,820,000	1,827,799
Royal Bank of Scotland PLC, 2.55%, 2015	3,025,000	3,093,840

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
Santander U.S. Debt S.A.U., 3.724%, 2015 (n)	$1,200,000	$1,223,875
Standard Chartered PLC, 3.85%, 2015 (n)	3,150,000	3,270,944
State Street Bank & Trust Co., FRN, 0.441%, 2015	2,857,000	2,851,252
Sumitomo Mitsui Banking Corp., 1.35%, 2015	3,475,000	3,502,949
Wells Fargo & Co., 1.5%, 2015	1,925,000	1,952,069
Wells Fargo & Co., FRN, 0.772%, 2016	2,340,000	2,348,312
Westpac Banking Corp., 1.125%, 2015	5,800,000	5,862,895

		$121,113,454

Medical & Health Technology & Services – 1.8%
Becton, Dickinson & Co., 1.75%, 2016	$2,900,000	$2,953,731
Covidien International Finance S.A., 6%, 2017	1,485,000	1,700,484
Express Scripts Holding Co., 3.125%, 2016	1,175,000	1,226,288
McKesson Corp., 3.25%, 2016	3,075,000	3,204,541
Medco Health Solutions, Inc., 2.75%, 2015	2,700,000	2,787,134
Thermo Fisher Scientific, Inc., 2.05%, 2014	4,875,000	4,882,985

		$16,755,163

Metals & Mining – 1.4%
Barrick Gold Corp., 2.5%, 2018	$1,200,000	$1,180,696
Barrick International (Barbados) Corp., 5.75%, 2016 (n)	842,000	933,879
Freeport-McMoRan Copper & Gold, Inc., 1.4%, 2015	2,825,000	2,840,766
Freeport-McMoRan Copper & Gold, Inc., 2.15%, 2017	330,000	332,033
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 2018	800,000	797,678
Glencore Funding LLC, FRN, 1.395%, 2016 (n)	2,720,000	2,707,273
Rio Tinto Financial USA PLC, 1.125%, 2015	4,750,000	4,776,429

		$13,568,754

Mortgage-Backed – 5.5%
CWCapital Cobalt Ltd., “A4”, FRN, 5.77%, 2046	$1,935,290	$2,140,781
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	1,005,000	1,100,506
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.759%, 2039	1,783,942	1,957,275
FDIC Stuctured Sale Guaranteed Notes, “1-A”, FRN, 0.718%, 2048 (n)	791,506	793,355
Fannie Mae, 2.8%, 2018	3,216,712	3,355,405
Fannie Mae, 3.743%, 2018	13,559,100	14,685,373
Fannie Mae, 3.75%, 2018	4,001,224	4,297,120
Fannie Mae, 5.5%, 2025	4,513,530	4,824,923
Fannie Mae, 5%, 2030 - 2041	4,191,215	4,572,649
Fannie Mae, 5%, 2039 (f)	2,467,056	2,679,220
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	2,611,000	2,863,928
Lanark Master Issuer PLC, “1-A”, FRN, 1.638%, 2054	4,282,163	4,347,372

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
National Credit Union Administration, “1-A”, FRN, 0.548%, 2020	$2,420,982	$2,429,455
National Credit Union Administration, “1-A”, FRN, 0.612%, 2020	1,807,118	1,812,359

		$51,859,721

Municipals – 2.9%
Florida Hurricane Catastrophe Fund Finance Corp. Rev., “A”, 1.298%, 2016	$4,860,000	$4,865,589
New York Dormitory Authority, Personal Income Tax Rev., “G”, 1.998%, 2014	719,000	721,157
New York, NY, “D-2”, 5.07%, 2014	5,300,000	5,514,438
Pennsylvania Higher Education Assistance Agency, “A-1”, FRN, 0.838%, 2019	728,708	729,225
South Carolina Student Loan Corp., Education Loan Rev., “A-1”, 0.339%, 2018	733,658	732,485
St. Paul, MN, Northstar Education Finance, Inc., FRN, 0.396%, 2016	540,888	536,041
State of California, 3.95%, 2015	1,950,000	2,061,209
State of Illinois, 4.421%, 2015	6,500,000	6,695,195
State of New Jersey, “R”, 2.02%, 2014	5,300,000	5,346,163

		$27,201,502

Natural Gas – Distribution – 0.3%
GDF Suez, 1.625%, 2017 (n)	$2,500,000	$2,473,685

Natural Gas – Pipeline – 1.2%
Energy Transfer Partners LP, 5.95%, 2015	$1,010,000	$1,064,082
Enterprise Products Operating LP, 6.5%, 2019	630,000	738,647
Enterprise Products Partners LP, 1.25%, 2015	3,775,000	3,800,081
ONEOK Partners LP, 6.15%, 2016	1,200,000	1,347,473
ONEOK Partners LP, 2%, 2017	775,000	770,893
TransCanada PipeLines Ltd., FRN, 0.926%, 2016	3,750,000	3,785,243

		$11,506,419

Network & Telecom – 2.8%
AT&T, Inc., 2.95%, 2016	$2,800,000	$2,919,512
AT&T, Inc., 2.4%, 2016	7,950,000	8,174,794
France Telecom, 4.375%, 2014	6,000,000	6,113,346
Telefonica Emisiones SAU, 6.421%, 2016	1,325,000	1,476,422
Verizon Communications, Inc., 0.7%, 2015	6,325,000	6,307,353
Verizon Communications, Inc., FRN, 1.772%, 2016	1,650,000	1,699,878

		$26,691,305

Oil Services – 0.8%
Transocean, Inc., 4.95%, 2015	$2,225,000	$2,383,509
Transocean, Inc., 5.05%, 2016	3,125,000	3,451,838
Transocean, Inc., 2.5%, 2017	1,875,000	1,894,076

		$7,729,423

Oils – 0.6%
Phillips 66, 2.95%, 2017	$5,596,000	$5,819,890

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Other Banks & Diversified Financials – 7.6%
Abbey National Treasury Services PLC, 3.05%, 2018	$1,521,000	$1,562,094
American Express Credit Co., 2.75%, 2015	5,200,000	5,381,256
Bank of Tokyo-Mitsubishi UFJ Ltd., FRN, 0.686%, 2016 (n)	1,450,000	1,451,308
Bank of Tokyo-Mitsubishi UFJ Ltd., FRN, 0.851%, 2016 (n)	3,880,000	3,897,549
Banque Federative du Credit Mutuel, FRN, 1.089%, 2016 (n)	4,070,000	4,082,414
Capital One Financial Corp., 7.375%, 2014	3,522,000	3,612,699
Capital One Financial Corp., 2.125%, 2014	2,800,000	2,822,193
Capital One Financial Corp., 1%, 2015	1,275,000	1,274,444
Citigroup, Inc., 6.375%, 2014	1,875,000	1,938,041
Citigroup, Inc., 5.85%, 2016	4,825,000	5,368,927
Danske Bank A.S., 3.75%, 2015 (n)	240,000	248,062
Groupe BPCE S.A., 2.5%, 2018	1,480,000	1,471,292
Groupe BPCE S.A., FRN, 1.488%, 2016	4,340,000	4,396,476
Intesa Sanpaolo S.p.A., 3.125%, 2016	2,550,000	2,598,470
Intesa Sanpaolo S.p.A., FRN, 2.637%, 2014 (n)	2,000,000	2,005,846
Macquarie Bank Ltd., 5%, 2017 (n)	3,000,000	3,252,222
Rabobank Nederland N.V., 3.375%, 2017	3,000,000	3,157,611
Rabobank Nederland N.V., FRN, 0.722%, 2016	1,380,000	1,385,163
Santander Holdings USA, Inc., 3%, 2015	1,725,000	1,781,320
Santander Holdings USA, Inc., 3.45%, 2018	1,420,000	1,455,722
Skandinaviska Enskilda, 1.75%, 2018 (n)	1,721,000	1,685,152
SunTrust Banks, Inc., 3.5%, 2017	3,000,000	3,153,495
Svenska Handelsbanken AB, 2.875%, 2017	2,500,000	2,603,218
Svenska Handelsbanken AB, FRN, 0.695%, 2016	3,150,000	3,157,163
Swedbank AB, 2.125%, 2017 (n)	1,628,000	1,627,821
UBS AG, 3.875%, 2015	3,269,000	3,379,672
Union Bank N.A., 2.125%, 2017	2,825,000	2,836,930

		$71,586,560

Personal Computers & Peripherals – 0.3%
Hewlett Packard Co., 6.125%, 2014	$3,250,000	$3,277,524

Pharmaceuticals – 2.5%
AbbVie, Inc., 1.75%, 2017	$5,300,000	$5,288,658
Bristol-Myers Squibb Co., 0.875%, 2017	3,896,000	3,795,799
Celgene Corp., 2.45%, 2015	3,000,000	3,081,855
Mylan, Inc., 1.8%, 2016 (n)	1,470,000	1,498,602
Mylan, Inc., 1.35%, 2016	1,355,000	1,352,413
Sanofi, 1.25%, 2018	3,500,000	3,406,022
Watson Pharmaceuticals, Inc., 1.875%, 2017	5,250,000	5,193,090

		$23,616,439

Pollution Control – 0.2%
Waste Management, Inc. Co., 5%, 2014	$1,825,000	$1,840,733

Printing & Publishing – 0.2%
Thomson Reuters Corp., 0.875%, 2016	$2,380,000	$2,363,102

Issuer	Shares/Par	Value ($)

BONDS – continued
Real Estate – 1.1%
HCP, Inc., REIT, 2.7%, 2014	$1,525,000	$1,527,381
Health Care, Inc., REIT, 4.7%, 2017	1,845,000	2,004,718
Prologis LP, REIT, 5.625%, 2016	355,000	395,008
Simon Property Group, Inc., REIT, 4.2%, 2015	3,675,000	3,783,045
Simon Property Group, Inc., REIT, 1.5%, 2018 (n)	1,208,000	1,172,987
Ventas Realty LP, 1.55%, 2016	1,390,000	1,399,762

		$10,282,901

Retailers – 0.2%
Wesfarmers Ltd., 1.874%, 2018 (n)	$1,593,000	$1,561,615

Specialty Chemicals – 0.6%
Air Products & Chemicals, Inc., 2%, 2016	$736,000	$752,480
Ecolab, Inc., 1%, 2015	3,025,000	3,034,411
Ecolab, Inc., 3%, 2016	1,850,000	1,938,108

		$5,724,999

Supranational – 0.5%
International Bank for Reconstruction and Development, 0.5%, 2016	$4,850,000	$4,842,322

Telecommunications – Wireless – 1.6%
American Tower Trust I, REIT, 1.551%, 2018 (n)	$1,900,000	$1,854,362
Crown Castle Towers LLC, 4.523%, 2015 (n)	545,000	562,259
Crown Castle Towers LLC, 3.214%, 2015 (n)	3,000,000	3,058,668
Rogers Cable, Inc., 5.5%, 2014	625,000	631,484
Rogers Wireless, Inc., 6.375%, 2014	4,250,000	4,290,537
Vodafone Group PLC, 2.875%, 2016	4,225,000	4,381,422

		$14,778,732

Tobacco – 0.1%
Imperial Tobacco Finance PLC, 2.05%, 2018 (n)	$1,441,000	$1,424,245

Transportation – Services – 0.7%
ERAC USA Finance Co., 2.75%, 2017 (n)	$3,000,000	$3,084,636
United Parcel Service, Inc., 1.125%, 2017	3,175,000	3,126,343

		$6,210,979

U.S. Government Agencies and Equivalents – 1.4%
National Credit Union Administration, 1.84%, 2020	$259,793	$261,926
National Credit Union Administration, FRN, 0.532%, 2017	1,692,543	1,694,658
National Credit Union Administration, FRN, 0.57%, 2020	2,940,064	2,940,064
National Credit Union Administration, FRN, 0.542%, 2020	1,990,398	1,994,286
National Credit Union Administration, FRN, 0.548%, 2020	1,163,864	1,164,910
National Credit Union Administration, FRN, 0.612%, 2020	884,275	889,033
National Credit Union Administration, FRN, 0.52%, 2020	1,302,235	1,303,616
Private Export Funding Corp., 1.875%, 2018	3,440,000	3,440,406

		$13,688,899

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – 5.8%
Commonwealth Edison, 1.625%, 2014	$4,800,000	$4,802,098
Dominion Resources, Inc., 1.8%, 2014	3,100,000	3,108,779
DTE Energy Co., 7.625%, 2014	3,400,000	3,486,227
Duke Energy Corp., 6.3%, 2014	4,650,000	4,670,432
Duke Energy Indiana, Inc., FRN, 0.591%, 2016	1,150,000	1,151,446
Enel Finance International S.A., 3.875%, 2014 (n)	2,000,000	2,043,322
Enel Finance International S.A., 6.25%, 2017 (n)	680,000	759,147
Iberdrola Finance Ireland Ltd., 3.8%, 2014 (n)	3,000,000	3,060,195
ITC Holdings Corp., 5.875%, 2016 (n)	1,450,000	1,604,566
MidAmerican Energy Holdings Co., 5%, 2014	3,600,000	3,618,666
NextEra Energy Capital Co., 1.2%, 2015	3,000,000	3,015,372
NextEra Energy Capital Holdings, Inc., 1.339%, 2015	1,450,000	1,459,657
PPL WEM Holdings PLC, 3.9%, 2016 (n)	3,475,000	3,631,187
Progress Energy, Inc., 6.05%, 2014	3,350,000	3,387,275

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
Sierra Pacific Power Co., 6%, 2016	$3,450,000	$3,850,931
Southern Co., 4.15%, 2014	1,400,000	1,418,668
Southern Co., 2.45%, 2018	3,000,000	3,043,983
Virginia Electric and Power Co., 1.2%, 2018	2,790,000	2,707,338
Wisconsin Electric Power, 6%, 2014	3,875,000	3,926,824

		$54,746,113

Total Bonds (Identified Cost, $910,337,979)		$915,268,725

MONEY MARKET FUNDS – 2.6%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	24,316,082	$24,316,082

Total Investments (Identified Cost, $934,654,061)		$939,584,807

OTHER ASSETS, LESS LIABILITIES – 0.4%		3,814,509

Net Assets – 100.0%		$943,399,316

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $241,869,477, representing 25.6% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Chrysler Capital Auto Receivables Trust, 2013-AA, “A2”, 0.61%, 2016	10/16/13	$3,889,911	$3,891,105
Education Loan Asset-Backed Trust, “A-1”, FRN, 0.614%, 2022	9/19/12	2,767,985	2,767,204
Total Restricted Securities			$6,658,309
% of Net assets			0.7%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Derivative Contracts at 12/31/13

Futures Contracts Outstanding at 12/31/13

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr (Short)	USD	400	$47,725,000	March - 2014	$613,146

At December 31, 2013, the fund had liquid securities with an aggregate value of $422,305 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

MFS Limited Maturity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $910,337,979)	$915,268,725
Underlying affiliated funds, at cost and value	24,316,082
Total investments, at value (identified cost, $934,654,061)	$939,584,807
Cash	61,446
Receivables for
Daily variation margin on open futures contracts	37,500
Fund shares sold	669,947
Interest	4,891,565
Other assets	7,864
Total assets		$945,253,129
Liabilities
Payable for fund shares reacquired	$1,667,387
Payable to affiliates
Investment adviser	18,997
Shareholder servicing costs	67
Distribution and/or service fees	3,141
Payable for independent Trustees’ compensation	23
Accrued expenses and other liabilities	164,198
Total liabilities		$1,853,813
Net assets		$943,399,316
Net assets consist of
Paid-in capital	$924,369,992
Unrealized appreciation (depreciation) on investments	5,543,892
Accumulated net realized gain (loss) on investments	2,495,962
Undistributed net investment income	10,989,470
Net assets		$943,399,316
Shares of beneficial interest outstanding		91,446,984

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$713,534,023	69,130,111	$10.32
Service Class	229,865,293	22,316,873	10.30

See Notes to Financial Statements

MFS Limited Maturity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Interest	$15,001,112
Dividends from underlying affiliated funds	13,880
Foreign taxes withheld	(2,846)
Total investment income		$15,012,146
Expenses
Management fee	$3,659,574
Distribution and service fees	492,651
Shareholder servicing costs	22,789
Administrative services fee	122,431
Independent Trustees’ compensation	16,974
Custodian fee	90,788
Shareholder communications	100,067
Audit and tax fees	58,155
Legal fees	7,236
Miscellaneous	39,315
Total expenses		$4,609,980
Fees paid indirectly	(804)
Reduction of expenses by investment adviser	(10,915)
Net expenses		$4,598,261
Net investment income		$10,413,885
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$2,221,907
Futures contracts	1,113,319
Net realized gain (loss) on investments		$3,335,226
Change in unrealized appreciation (depreciation)
Investments	$(7,410,232)
Futures contracts	351,884
Net unrealized gain (loss) on investments		$(7,058,348)
Net realized and unrealized gain (loss) on investments		$(3,723,122)
Change in net assets from operations		$6,690,763

See Notes to Financial Statements

MFS Limited Maturity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$10,413,885	$13,614,162
Net realized gain (loss) on investments	3,335,226	7,227,743
Net unrealized gain (loss) on investments	(7,058,348)	6,424,584
Change in net assets from operations	$6,690,763	$27,266,489
Distributions declared to shareholders
From net investment income	$(943,171)	$(14,287,822)
From net realized gain on investments	(2,605,347)	—
Total distributions declared to shareholders	$(3,548,518)	$(14,287,822)
Change in net assets from fund share transactions	$35,917,152	$(293,656,476)
Total change in net assets	$39,059,397	$(280,677,809)
Net assets
At beginning of period	904,339,919	1,185,017,728
At end of period (including undistributed net investment income of $10,989,470 and $940,848, respectively)	$943,399,316	$904,339,919

See Notes to Financial Statements

MFS Limited Maturity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$10.29	$10.18	$10.31		$10.23	$10.13
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.11	$0.12		$0.14	$0.19
Net realized and unrealized gain (loss) on investments	(0.05)	0.12	(0.07)		0.11	0.19
Total from investment operations	$0.07	$0.23	$0.05		$0.25	$0.38
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.12)	$(0.12)		$(0.16)	$(0.21)
From net realized gain on investments	(0.03)	—	(0.06)		(0.01)	(0.07)
From tax return of capital	—	—	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.04)	$(0.12)	$(0.18)		$(0.17)	$(0.28)
Net asset value, end of period (x)	$10.32	$10.29	$10.18		$10.31	$10.23
Total return (%) (k)(r)(s)(x)	0.71	2.24	0.53		2.41	3.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.45	0.64	0.65		0.65	0.65
Expenses after expense reductions (f)	0.45	N/A	N/A		N/A	0.65
Net investment income	1.19	1.12	1.14		1.32	1.82
Portfolio turnover	34	213	154		122	231
Net assets at end of period (000 omitted)	$713,534	$723,068	$993,705		$1,004,464	$869,648

See Notes to Financial Statements

MFS Limited Maturity Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$10.28	$10.17	$10.31		$10.23	$10.13
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.09	$0.09		$0.11	$0.17
Net realized and unrealized gain (loss) on investments	(0.05)	0.11	(0.07)		0.11	0.18
Total from investment operations	$0.05	$0.20	$0.02		$0.22	$0.35
Less distributions declared to shareholders
From net investment income	$—	$(0.09)	$(0.10)		$(0.13)	$(0.18)
From net realized gain on investments	(0.03)	—	(0.06)		(0.01)	(0.07)
From tax return of capital	—	—	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.03)	$(0.09)	$(0.16)		$(0.14)	$(0.25)
Net asset value, end of period (x)	$10.30	$10.28	$10.17		$10.31	$10.23
Total return (%) (k)(r)(s)(x)	0.48	2.01	0.17		2.16	3.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.88	0.90		0.90	0.90
Expenses after expense reductions (f)	0.70	N/A	N/A		N/A	0.90
Net investment income	0.94	0.87	0.89		1.05	1.66
Portfolio turnover	34	213	154		122	231
Net assets at end of period (000 omitted)	$229,865	$181,272	$191,313		$149,752	$107,329

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

MFS Limited Maturity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Limited Maturity Portfolio (the fund) is a series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$13,688,899	$—	$13,688,899
Non-U.S. Sovereign Debt	—	64,166,689	—	64,166,689
Municipal Bonds	—	27,201,502	—	27,201,502
U.S. Corporate Bonds	—	380,373,059	—	380,373,059
Residential Mortgage-Backed Securities	—	43,797,231	—	43,797,231
Commercial Mortgage-Backed Securities	—	8,062,490	—	8,062,490
Asset-Backed Securities (including CDOs)	—	116,680,256	—	116,680,256
Foreign Bonds	—	261,298,599	—	261,298,599
Mutual Funds	24,316,082	—	—	24,316,082
Total Investments	$24,316,082	$915,268,725	$—	$939,584,807

Other Financial Instruments
Futures Contracts	$613,146	$—	$—	$613,146

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

The derivative instruments used by the fund were futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Interest Rate	Interest Rate Futures	$613,146

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$1,113,319

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$351,884

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$3,548,518	$14,287,822

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$935,095,183
Gross appreciation	6,942,870
Gross depreciation	(2,453,246)
Net unrealized appreciation (depreciation)	$4,489,624
Undistributed ordinary income	11,836,819
Undistributed long-term capital gain	2,702,881

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$943,171	$12,547,945	$2,029,100	$—
Service Class	—	1,739,877	576,247	—
Total	$943,171	$14,287,822	$2,605,347	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $8,584 which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.40% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $22,768, which equated to 0.0025% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $21.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0134% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,407 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,331, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$23,530,863
Investments (non-U.S. Government securities)	$351,953,686	$277,609,266

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	9,203,447	$94,755,012	23,449,085	$240,422,143
Service Class	6,369,137	65,433,366	2,563,905	26,294,615
	15,572,584	$160,188,378	26,012,990	$266,716,758
Shares issued to shareholders in reinvestment of distributions
Initial Class	290,261	$2,972,271	1,222,425	$12,547,945
Service Class	56,384	576,247	169,634	1,739,877
	346,645	$3,548,518	1,392,059	$14,287,822
Shares reacquired
Initial Class	(10,659,855)	$(109,834,785)	(51,983,750)	$(534,704,953)
Service Class	(1,747,855)	(17,984,959)	(3,896,658)	(39,956,103)
	(12,407,710)	$(127,819,744)	(55,880,408)	$(574,661,056)
Net change
Initial Class	(1,166,147)	$(12,107,502)	(27,312,240)	$(281,734,865)
Service Class	4,677,666	48,024,654	(1,163,119)	(11,921,611)
	3,511,519	$35,917,152	(28,475,359)	$(293,656,476)

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Portfolio, the MFS Moderate Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 11%, 9%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $3,286 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	18,243,250	274,789,688	(268,716,856)	24,316,082

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$13,880	$24,316,082

MFS Limited Maturity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS Limited Maturity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Portfolio (one of the series comprising MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Limited Maturity Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

MFS Limited Maturity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

MFS Limited Maturity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager James Calmas

MFS Limited Maturity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital (“Sun Capital”), an affiliate of MFS, and subadvised by Goldman Sachs Asset Management, L.P. In light of changes affecting the source of cash flows into Sun Capital Advisers Trust, management of Sun Capital proposed to the board of Sun Capital Advisers Trust a transition and integration plan whereby management of the Fund would be transferred to MFS and Sun Capital Advisers Trust would be integrated into the MFS family of funds. Pursuant to that plan, shareholders of the Fund were asked to approve an investment advisory agreement between MFS and the Fund. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period ended December 31, 2012

MFS Limited Maturity Portfolio

Board Review of Investment Advisory Agreement – continued

relative to the Lipper performance universe. The Fund commenced operations in March 2008; therefore no performance data for the five-year period was available. In light of the Fund’s lower total expense ratio under MFS’ management, the Trustees also considered pro forma performance information from Lipper Inc. for the one- and three-year periods ended December 31, 2012, which was adjusted to reflect the effect of the Fund’s lower total expense ratio. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that MFS became the Fund’s investment adviser in December 2012 and that MFS implemented certain changes in the Fund’s investment strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the Fund’s lower total expense ratio under MFS’ management, effective as of the close of business on December 7, 2012, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

MFS Limited Maturity Portfolio

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of the MFS Web site (mfs.com).

MFS Limited Maturity Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

ANNUAL REPORT

December 31, 2013

MFS® NEW DISCOVERY VALUE PORTFOLIO

MFS® Variable Insurance Trust III

VDV-ANN

MFS® NEW DISCOVERY VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Value Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS New Discovery Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
CAI International, Inc.	1.8%
Foster Wheeler AG	1.5%
Diana Shipping, Inc.	1.4%
Cross Country Healthcare, Inc.	1.4%
Global Payments, Inc.	1.4%
TCF Financial Corp.	1.3%
Everest Re Group Ltd.	1.3%
Carmike Cinemas, Inc.	1.3%
Ingram Micro, Inc., “A”	1.3%
Resources Connection, Inc.	1.2%

Equity sectors
Financial Services	28.1%
Technology	11.8%
Industrial Goods & Services	10.2%
Special Products & Services	7.2%
Energy	7.2%
Retailing	6.2%
Basic Materials	6.0%
Leisure	5.8%
Health Care	5.2%
Transportation	4.1%
Utilities & Communications	3.8%
Consumer Staples	1.7%
Autos & Housing	1.1%

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS New Discovery Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS New Discovery Value Portfolio (“fund”) provided a total return of 39.94%, while Service Class shares of the fund provided a total return of 39.68%. These compare with a return of 34.52% over the same period for the fund’s benchmark, the Russell 2000 Value Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Contributors to Performance

Strong stock selection in both the financial services and special products & services sectors contributed to performance relative to the Russell 2000 Value Index during the reporting period. Within the financial services sector, overweight positions in currency trader FXCM, bank holding company Privatebancorp and specialty consumer finance company Regional Management aided relative returns. There were no individual securities within the special products & services sector that were among the fund’s top relative contributors.

Stock selection in both the energy and health care sectors also boosted relative results. Within energy, an overweight position in drilling equipment provider Tesco helped relative performance as the stock outperformed the benchmark. Within health care, an overweight position in medical staffing agency Cross Country Healthcare was a positive factor for relative performance.

Elsewhere, holdings of strong-performing apparel manufacturer Hanesbrands (b) and shipping transportation services firm Diana Shipping (b) (Greece) contributed to relative results as both stocks outperformed the benchmark. The timing of the fund’s holdings of casino game machine manufacturer WMS Industries (h), in addition to overweight positions in radio and mixed-signal semiconductor company Maxlinear and movie theatre operator Carmike Cinema also strengthened relative performance. Shares of WMS Industries jumped after lottery machine company Scientific Gaming announced an offer to buy the company at a 50% premium in late January.

Detractors from Performance

Weak stock selection in both the technology and industrial goods & services sectors was a primary detractor from relative performance during the period. There were no individual stocks within the technology sector that were among the fund’s top relative detractors. Within industrial goods & services, holdings of filtration company Polypore International (b) hurt relative returns. A major source of the shortfall in the performance of Polypore International was surprisingly weak lithium ion separator sales, particularly for EDV applications, and the associated detrimental margins stemming from underutilization of separator production capacity.

Elsewhere, other top relative detractors for the period included the fund’s holdings of zircon, iron ore and titanium products manufacturer Iluka Resources (b) (Australia), residential real estate income trust Hatteras Financial (b) and life science real estate investment trust Biomed Realty Trust (b). Overweight positions in potash producer Intrepid Potash (h), container leasing and management company CAI International, clothing retailer Tilly’s, aviation operations outsourcer Atlas Air and department store operator Gordmans Stores also held back relative returns. Intrepid Potash missed investor expectations for financial results and suffered after Russia’s Uralkali Group vowed to increase production, thereby driving potash prices down significantly.

3

MFS New Discovery Value Portfolio

Management Review – continued

The fund’s cash and/or cash equivalents position during the period was also another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Kevin Schmitz

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS New Discovery Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	10/01/08	39.94%	17.99%	12.15%
Service Class	10/01/08	39.68%	17.70%	11.87%

Comparative benchmark
Russell 2000 Value Index (f)		34.52%	17.64%	10.53%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Russell 2000 Value Index – a market-capitalization-weighted, value-oriented index that measures the performance of small-capitalization stocks that have relatively low price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to the close of business on December 7, 2012 reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS New Discovery Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	1.05%	$1,000.00	$1,193.12	$5.80
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
Service Class	Actual	1.30%	$1,000.00	$1,191.03	$7.18
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

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MFS New Discovery Value Portfolio

PORTFOLIO OF INVESTMENTS 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.4%
Apparel Manufacturers – 1.6%
Guess?, Inc.	18,590	$577,590
Hanesbrands, Inc.	7,860	552,322

		$1,129,912

Broadcasting – 0.9%
Stroer Out-of-Home Media AG (a)	36,000	$638,875

Brokerage & Asset Managers – 1.9%
FXCM, Inc., “A”	26,090	$465,446
NASDAQ OMX Group, Inc.	20,879	830,984

		$1,296,430

Business Services – 5.5%
Forrester Research, Inc.	15,190	$581,169
Global Payments, Inc.	14,800	961,852
RE/MAX Holdings, Inc., “A” (a)	20,070	643,645
Resources Connection, Inc.	59,860	857,794
Serco Group PLC	90,181	745,481

		$3,789,941

Computer Software – 1.7%
OBIC Co. Ltd.	15,500	$457,008
Rovi Corp. (a)	35,620	701,358

		$1,158,366

Computer Software – Systems – 3.0%
Ingram Micro, Inc., “A” (a)	36,840	$864,266
Model N, Inc. (a)	34,520	406,991
NICE Systems Ltd., ADR	19,990	818,790

		$2,090,047

Construction – 1.1%
Beacon Roofing Supply, Inc. (a)	9,630	$387,896
Lennox International, Inc.	4,190	356,401

		$744,297

Consumer Products – 0.9%
Sensient Technologies Corp.	13,350	$647,742

Consumer Services – 1.7%
Grand Canyon Education, Inc. (a)	7,040	$306,944
Houghton Mifflin Harcourt Co. (a)	18,740	317,830
ITT Educational Services, Inc. (a)	16,950	569,181

		$1,193,955

Containers – 1.1%
Greif, Inc., “A”	14,390	$754,036

Electronics – 6.5%
Entegris, Inc. (a)	38,990	$452,284
Entropic Communications, Inc. (a)	75,670	356,406
Lattice Semiconductor Corp. (a)	76,170	419,697
M/A-COM Technology Solutions Holdings, Inc. (a)	46,196	784,870
MaxLinear, Inc., “A” (a)	64,905	676,959
Micrel, Inc.	57,790	570,387

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – continued
MKS Instruments, Inc.	12,790	$382,933
Ultratech, Inc. (a)	29,520	856,080

		$4,499,616

Energy – Independent – 3.2%
Alpha Natural Resources, Inc. (a)	47,850	$341,649
Energen Corp.	6,520	461,290
Rosetta Resources, Inc. (a)	6,930	332,917
SM Energy Co.	7,950	660,725
Walter Energy, Inc.	22,760	378,499

		$2,175,080

Engineering – Construction – 1.5%
Foster Wheeler AG (a)	32,270	$1,065,555

Entertainment – 3.1%
AMC Entertainment Holdings, Inc., “A” (a)	27,020	$555,261
Carmike Cinemas, Inc. (a)	31,590	879,466
Cinemark Holdings, Inc.	20,130	670,933

		$2,105,660

Food & Beverages – 0.8%
Pinnacle Foods, Inc.	19,140	$525,584

Health Maintenance Organizations – 1.2%
BioScrip, Inc. (a)	57,560	$425,944
Molina Healthcare, Inc. (a)	12,350	429,163

		$855,107

Insurance – 6.5%
Allied World Assurance Co.	7,100	$800,951
Aspen Insurance Holdings Ltd.	16,180	668,396
Everest Re Group Ltd.	5,761	897,967
Hanover Insurance Group, Inc.	10,530	628,746
Symetra Financial Corp.	40,970	776,791
Third Point Reinsurance Ltd. (a)	38,030	704,696

		$4,477,547

Leisure & Toys – 1.8%
Brunswick Corp.	13,010	$599,241
Callaway Golf Co.	79,940	673,894

		$1,273,135

Machinery & Tools – 7.6%
Columbus McKinnon Corp. (a)	25,200	$683,928
Douglas Dynamics, Inc.	43,620	733,688
EnPro Industries, Inc. (a)	9,610	554,017
Herman Miller, Inc.	18,280	539,626
Joy Global, Inc.	12,510	731,710
Kennametal, Inc.	13,250	689,928
Polypore International, Inc. (a)	16,130	627,457
Regal Beloit Corp.	9,650	711,398

		$5,271,752

7

MFS New Discovery Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 2.2%
Comerica, Inc.	14,400	$684,576
Huntington Bancshares, Inc.	83,720	807,898

		$1,492,474

Medical & Health Technology & Services – 3.0%
Almost Family, Inc. (a)	7,639	$246,969
Cross Country Healthcare, Inc. (a)	98,633	984,357
MEDNAX, Inc. (a)	15,200	811,376

		$2,042,702

Medical Equipment – 1.0%
Teleflex, Inc.	7,190	$674,853

Metals & Mining – 3.2%
GrafTech International Ltd. (a)	72,890	$818,555
Horsehead Holding Corp. (a)	39,370	638,188
Iluka Resources Ltd.	99,794	768,985

		$2,225,728

Natural Gas – Distribution – 1.7%
AGL Resources, Inc.	12,460	$588,486
UGI Corp.	14,040	582,098

		$1,170,584

Natural Gas – Pipeline – 0.4%
StealthGas, Inc. (a)	28,170	$287,052

Network & Telecom – 0.6%
Polycom, Inc. (a)	36,010	$404,392

Oil Services – 4.1%
C&J Energy Services, Inc. (a)	30,670	$708,477
Superior Energy Services, Inc. (a)	24,730	658,065
Tesco Corp. (a)	38,700	765,486
Tidewater, Inc.	11,250	666,788

		$2,798,816

Other Banks & Diversified Financials – 12.6%
Aaron’s, Inc.	25,640	$753,816
Berkshire Hills Bancorp, Inc.	17,720	483,224
Brookline Bancorp, Inc.	75,430	721,865
CAI International, Inc. (a)	51,500	1,213,855
Cathay General Bancorp, Inc.	25,160	672,527
EZCORP, Inc., “A” (a)	62,500	730,625
First Interstate BancSystem, Inc.	23,181	657,645
PrivateBancorp, Inc.	27,860	805,990
Regional Management Corp. (a)	10,820	367,123
Sandy Spring Bancorp, Inc.	20,661	582,434
TCF Financial Corp.	56,330	915,363
Textainer Group Holdings Ltd.	19,880	799,574

		$8,704,041

Pollution Control – 1.1%
Progressive Waste Solutions Ltd.	30,250	$748,688

Railroad & Shipping – 1.4%
Diana Shipping, Inc. (a)	74,270	$987,048

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Real Estate – 5.0%
BioMed Realty Trust, Inc., REIT	34,820	$630,938
Corporate Office Properties Trust, REIT	33,040	782,718
EPR Properties, REIT	14,600	717,736
Hatteras Financial Corp., REIT	38,860	634,972
Select Income, REIT	26,850	717,969

		$3,484,333

Specialty Chemicals – 1.7%
Taminco Corp. (a)	24,630	$497,772
Tronox Ltd., “A”	30,570	705,250

		$1,203,022

Specialty Stores – 4.5%
American Eagle Outfitters, Inc.	45,670	$657,648
ANN, Inc. (a)	18,180	664,661
Children’s Place Retail Stores, Inc. (a)	11,540	657,434
Gordmans Stores, Inc.	46,470	356,425
Kirkland’s, Inc. (a)	16,200	383,454
Tilly’s, Inc. (a)	36,180	414,261

		$3,133,883

Trucking – 2.6%
Atlas Air Worldwide Holdings, Inc. (a)	14,890	$612,724
Celadon Group, Inc.	19,370	377,328
Marten Transport Ltd.	40,900	825,771

		$1,815,823

Utilities – Electric Power – 1.7%
El Paso Electric Co.	16,090	$564,920
Great Plains Energy, Inc.	24,780	600,667

		$1,165,587

Total Common Stocks (Identified Cost, $53,304,728)		$68,031,663

MONEY MARKET FUNDS – 0.2%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	98,206	$98,206

Total Investments (Identified Cost, $53,402,934)		$68,129,869

OTHER ASSETS, LESS LIABILITIES – 1.4%		990,216

Net Assets – 100.0%		$69,120,085

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS New Discovery Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $53,304,728)	$68,031,663
Underlying affiliated funds, at cost and value	98,206
Total investments, at value (identified cost, $53,402,934)	$68,129,869
Receivables for
Investments sold	1,407,164
Dividends	81,791
Other assets	940
Total assets		$69,619,764
Liabilities
Payables for
Investments purchased	$343,123
Fund shares reacquired	118,617
Payable to affiliates
Investment adviser	1,785
Shareholder servicing costs	12
Distribution and/or service fees	156
Payable for independent Trustees’ compensation	1
Accrued expenses and other liabilities	35,985
Total liabilities		$499,679
Net assets		$69,120,085
Net assets consist of
Paid-in capital	$44,974,667
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	14,726,957
Accumulated net realized gain (loss) on investments and foreign currency	9,086,549
Undistributed net investment income	331,912
Net assets		$69,120,085
Shares of beneficial interest outstanding		5,706,963

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$57,685,816	4,758,685	$12.12
Service Class	11,434,269	948,278	12.06

See Notes to Financial Statements

9

MFS New Discovery Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$1,063,573
Interest	57
Dividends from underlying affiliated funds	2,303
Foreign taxes withheld	(5,740)
Total investment income		$1,060,193
Expenses
Management fee	$597,364
Distribution and service fees	27,404
Shareholder servicing costs	2,275
Administrative services fee	19,473
Independent Trustees’ compensation	2,688
Custodian fee	17,224
Shareholder communications	4,822
Audit and tax fees	46,586
Legal fees	620
Miscellaneous	11,496
Total expenses		$729,952
Fees paid indirectly	(3)
Reduction of expenses by investment adviser	(5,321)
Net expenses		$724,628
Net investment income		$335,565
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$9,267,909
Foreign currency	(825)
Net realized gain (loss) on investments and foreign currency		$9,267,084
Change in unrealized appreciation (depreciation)
Investments	$12,775,158
Translation of assets and liabilities in foreign currencies	26
Net unrealized gain (loss) on investments and foreign currency translation		$12,775,184
Net realized and unrealized gain (loss) on investments and foreign currency		$22,042,268
Change in net assets from operations		$22,377,833

See Notes to Financial Statements

10

MFS New Discovery Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$335,565	$668,038
Net realized gain (loss) on investments and foreign currency	9,267,084	1,941,866
Net unrealized gain (loss) on investments and foreign currency translation	12,775,184	3,127,892
Change in net assets from operations	$22,377,833	$5,737,796
Distributions declared to shareholders
From net investment income	$(710,005)	$(38,909)
From net realized gain on investments	(679,626)	(1,966,555)
Total distributions declared to shareholders	$(1,389,631)	$(2,005,464)
Change in net assets from fund share transactions	$(16,059,096)	$4,653,155
Total change in net assets	$4,929,106	$8,385,487
Net assets
At beginning of period	64,190,979	55,805,492
At end of period (including undistributed net investment income of $331,912 and $707,177, respectively)	$69,120,085	$64,190,979

See Notes to Financial Statements

11

MFS New Discovery Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.85	$8.33	$11.18	$10.08	$7.97
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.11	$0.04	$0.07	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	3.44	0.72	(0.88)	1.93	2.38
Total from investment operations	$3.50	$0.83	$(0.84)	$2.00	$2.44
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.01)	$(0.07)	$—	$(0.05)
From net realized gain on investments	(0.11)	(0.30)	(1.94)	(0.90)	(0.28)
Total distributions declared to shareholders	$(0.23)	$(0.31)	$(2.01)	$(0.90)	$(0.33)
Net asset value, end of period (x)	$12.12	$8.85	$8.33	$11.18	$10.08
Total return (%) (k)(r)(s)(x)	39.94	9.90	(6.32)	21.62	30.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.13	1.24	1.41	1.54
Expenses after expense reductions (f)	1.05	N/A	1.15	1.15	1.15
Net investment income	0.55	1.23	0.36	0.68	0.65
Portfolio turnover	55	146	50	139	110
Net assets at end of period (000 omitted)	$57,686	$52,375	$43,958	$48,782	$33,674

See Notes to Financial Statements

12

MFS New Discovery Value Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.80	$8.30	$11.14	$10.07	$7.97
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.08	$0.01	$0.05	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	3.43	0.72	(0.86)	1.92	2.36
Total from investment operations	$3.46	$0.80	$(0.85)	$1.97	$2.40
Less distributions declared to shareholders
From net investment income	$(0.09)	$—	$(0.05)	$—	$(0.02)
From net realized gain on investments	(0.11)	(0.30)	(1.94)	(0.90)	(0.28)
Total distributions declared to shareholders	$(0.20)	$(0.30)	$(1.99)	$(0.90)	$(0.30)
Net asset value, end of period (x)	$12.06	$8.80	$8.30	$11.14	$10.07
Total return (%) (k)(r)(s)(x)	39.68	9.60	(6.50)	21.33	30.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.31	1.38	1.48	1.67	1.87
Expenses after expense reductions (f)	1.30	N/A	1.40	1.40	1.40
Net investment income	0.29	0.91	0.12	0.47	0.44
Portfolio turnover	55	146	50	139	110
Net assets at end of period (000 omitted)	$11,434	$11,816	$11,847	$12,293	$6,809

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS New Discovery Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Value Portfolio (the fund) is a series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is

14

MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$68,031,663	$—	$—	$68,031,663
Mutual Funds	98,206	—	—	98,206
Total Investments	$68,129,869	$—	$—	$68,129,869

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $638,875 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

15

MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$1,221,873	$1,057,193
Long-term capital gains	167,758	948,271
Total distributions	$1,389,631	$2,005,464

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$53,695,552
Gross appreciation	15,216,465
Gross depreciation	(782,148)
Net unrealized appreciation (depreciation)	$14,434,317
Undistributed ordinary income	8,607,630
Undistributed long-term capital gain	1,103,476
Other temporary differences	(5)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

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MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$614,461	$38,909	$564,255	$1,545,969
Service Class	95,544	—	115,371	420,586
Total	$710,005	$38,909	$679,626	$1,966,555

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $250 million of average daily net assets	0.90%
Average daily net assets in excess of $250 million	0.85%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $625, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.05% of average daily net assets for the Initial Class shares and 1.30% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, this reduction amounted to $4,528 and is reflected as a reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $2,260, which equated to 0.0034% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $15.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0293% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the

17

MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $393 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $168, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $34,999,808 and $50,931,061, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	167,676	$1,737,222	947,650	$8,071,572
Service Class	189,581	1,984,498	144,147	1,228,138
	357,257	$3,721,720	1,091,797	$9,299,710
Shares issued to shareholders in reinvestment of distributions
Initial Class	110,470	$1,178,716	176,490	$1,584,878
Service Class	19,860	210,915	47,045	420,586
	130,330	$1,389,631	223,535	$2,005,464
Shares reacquired
Initial Class	(1,439,898)	$(15,099,414)	(478,575)	$(4,263,981)
Service Class	(604,080)	(6,071,033)	(275,048)	(2,388,038)
	(2,043,978)	$(21,170,447)	(753,623)	$(6,652,019)
Net change
Initial Class	(1,161,752)	$(12,183,476)	645,565	$5,392,469
Service Class	(394,639)	(3,875,620)	(83,856)	(739,314)
	(1,556,391)	$(16,059,096)	561,709	$4,653,155

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 48%, 18%, and 13%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $239 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

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Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,390,442	25,525,867	(27,818,103)	98,206

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,303	$98,206

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MFS New Discovery Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS New Discovery Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Value Portfolio (one of the series comprising MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Value Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

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MFS New Discovery Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

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MFS New Discovery Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Kevin Schmitz

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MFS New Discovery Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital (“Sun Capital”), an affiliate of MFS, and subadvised by Columbia Management Investment Advisers, LLC. In light of changes affecting the source of cash flows into Sun Capital Advisers Trust, management of Sun Capital proposed to the board of Sun Capital Advisers Trust a transition and integration plan whereby management of the Fund would be transferred to MFS and Sun Capital Advisers Trust would be integrated into the MFS family of funds. Pursuant to that plan, shareholders of the Fund were asked to approve an investment advisory agreement between MFS and the Fund. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period ended December 31, 2012

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MFS New Discovery Value Portfolio

Board Review of Investment Advisory Agreement – continued

relative to the Lipper performance universe. The Fund commenced operations in October 2008; therefore no performance data for the five-year period was available. In light of the Fund’s lower total expense ratio under MFS’ management, the Trustees also considered pro forma performance information from Lipper Inc. for the one- and three-year periods ended December 31, 2012, which was adjusted to reflect the effect of the Fund’s lower total expense ratio. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that MFS became the Fund’s investment adviser in December 2012 and that MFS implemented certain changes in the Fund’s investment strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $250 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

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MFS New Discovery Value Portfolio

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of the MFS Web site (mfs.com).

25

MFS New Discovery Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $185,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2013

MFS® GLOBAL REAL ESTATE PORTFOLIO

MFS® Variable Insurance Trust III

VRE-ANN

MFS® GLOBAL REAL ESTATE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Real Estate Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Global Real Estate Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Simon Property Group, Inc., REIT	4.8%
Mitsui Fudosan Co. Ltd.	4.8%
Mitsubishi Estate Co. Ltd.	4.2%
Unibail-Rodamco, REIT	3.5%
Corio N.V., REIT	3.2%
Vornado Realty Trust, REIT	3.0%
Hang Lung Properties Ltd.	3.0%
Public Storage, Inc., REIT	2.9%
Link REIT	2.9%
Host Hotels & Resorts, Inc., REIT	2.6%

Equity industries
Real Estate	97.3%
Telecommunications-Wireless	1.0%
Medical & Health Technology & Services	0.5%

Issuer country weightings (x)
United States	46.5%
Japan	13.7%
Hong Kong	10.0%
United Kingdom	7.4%
Singapore	4.2%
Australia	4.0%
France	3.5%
Netherlands	3.2%
Germany	2.4%
Other Countries	5.1%

Currency exposure weightings (y)
United States Dollar	46.5%
Japanese Yen	13.7%
Euro	10.9%
Hong Kong Dollar	10.0%
British Pound Sterling	7.4%
Singapore Dollar	4.2%
Australian Dollar	4.0%
Brazilian Real	1.9%
Mexican Peso	1.4%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Real Estate Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Global Real Estate Portfolio (“fund”) provided a total return of 4.99%, while Service Class shares of the fund provided a total return of 4.76%. These compare with a return of 4.39% over the same period for the fund’s benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Contributors to Performance

Security selection of U.S. real estate investments contributed to performance relative to the FTSE EPRA/NAREIT Developed Real Estate Index. The fund’s avoidance of real estate companies HCP and Health Care REIT aided relative results as both securities underperformed the benchmark over the period. In addition, the fund’s holding of strong-performing Timber REIT Weyerhaeuser (b) and an overweight position in health care facilities real estate investment trust Medical Properties Trust boosted relative results.

The combination of positive security selection and an overweight position in United Kingdom real estate investments was another positive factor for relative returns. Here, overweight positions in industrial REIT SEGRO and self-storage space provider Big Yellow Group aided relative results.

An underweight allocation to Canadian real estate investments also contributed to relative performance. There were no individual securities within this segment that were among the fund’s top relative contributors.

Elsewhere, overweight positions in strong-performing Japanese real estate developers Mitsui Fudosan, Kenedix Realty Investment and NTT Urban Development, strengthened relative results. Additionally, an underweight position in poor-performing real estate developer Sun Hung Kai Properties (Hong Kong) contributed to relative performance.

Detractors from Performance

The fund’s out-of-benchmark holdings in Brazilian real estate investments were a primary detractor from relative results. Within this sector, holdings of weak-performing shopping center developers, BR Malls Particpacoes (b) and Multiplan Empreendimentos Imobiliarios (b), hindered relative results.

Elsewhere, not holding shares of real estate companies Sumitomo Realty & Development (Japan), Tokyo Tatemono (Japan) and farmland lessor Gladstone Land (United Kingdom) detracted from relative performance as all three securities outperformed the benchmark during the period. The fund’s overweight positions in poor-performing real estate firms Hang Lung Properties (Hong Kong), Home Properties (United States), Stockland (Australia) and GSW Immobilien (h) (Germany) also weighed on relative performance. Additionally, the fund’s holdings of real estate investment trust Ascendas India Trust (b) (Singapore) weakened relative returns.

Respectfully,

Richard Gable

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

3

MFS Global Real Estate Portfolio

Management Review – continued

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Real Estate Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	12/07/98	4.99%	13.60%	6.32%	N/A
Service Class	2/01/04	4.76%	13.32%	N/A	5.67%

Comparative benchmark
FTSE EPRA/NAREIT Developed Real Estate Index (f)		4.39%	16.06%	8.78%	N/A

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Real Estate Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.95%	$1,000.00	$1,028.55	$4.86
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84
Service Class	Actual	1.20%	$1,000.00	$1,027.03	$6.13
	Hypothetical (h)	1.20%	$1,000.00	$1,019.16	$6.11

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Global Real Estate Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.8%
Medical & Health Technology & Services – 0.5%
Capital Senior Living Corp. (a)	54,650	$1,311,054

Real Estate – 97.3%
Advance Residence Investment Corp., REIT	1,270	$2,737,537
Alexandria Real Estate Equities, Inc., REIT	73,525	4,677,661
alstria office REIT, AG	181,380	2,283,647
Ascendas India Trust, IEU	8,253,000	4,447,118
Asesor de Activos Prisma S.A.P.I. de C.V., REIT	966,900	1,275,228
Atrium European Real Estate Ltd.	854,694	4,914,852
AvalonBay Communities, Inc., REIT	46,441	5,490,719
Big Yellow Group PLC, REIT	625,948	4,954,654
Boston Properties, Inc., REIT	45,124	4,529,096
BR Malls Participacoes S.A.	285,923	2,066,329
British Land Co. PLC, REIT	455,904	4,748,662
CapitaCommercial Trust, REIT	5,807,000	6,672,333
Concentradora Fibra Danhos S.A. de C.V., REIT (a)	673,000	1,293,785
Corio N.V., REIT	191,721	8,591,671
Corporate Office Properties Trust, REIT	147,871	3,503,064
DDR Corp., REIT	193,753	2,977,984
Digital Realty Trust, Inc., REIT	77,284	3,796,190
EastGroup Properties, Inc., REIT	43,598	2,525,632
Equity Lifestyle Properties, Inc., REIT	162,444	5,885,346
Equity Residential, REIT	54,900	2,847,663
Federal Realty Investment Trust, REIT	35,383	3,588,190
Hang Lung Properties Ltd.	2,482,944	7,888,054
Henderson Land Development Co. Ltd.	953,229	5,450,023
Home Properties, Inc., REIT	74,918	4,017,103
Host Hotels & Resorts, Inc., REIT	356,407	6,928,552
Intu Properties PLC, REIT	258,410	1,326,106
Kenedix Realty Investment Corp., REIT	922	4,373,174
LEG Immobilien AG	32,910	1,944,530
Link REIT	1,575,764	7,666,759
LondonMetric Property PLC, REIT	677,570	1,551,756
Macquarie Mexico Real Estate S.A. de C.V., REIT	622,800	1,230,193
Medical Properties Trust, Inc., REIT	162,909	1,990,748
Mid-America Apartment Communities, Inc., REIT	87,640	5,323,254
Mitsubishi Estate Co. Ltd.	372,069	11,111,547
Mitsui Fudosan Co. Ltd.	353,075	12,690,047
Multiplan Empreendimentos Imobiliarios S.A.	134,600	2,846,896
National Health Investors, Inc., REIT	62,660	3,515,226

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Real Estate – continued
NTT Urban Development Corp.	466,400	$5,354,454
Plum Creek Timber Co. Inc., REIT	133,430	6,205,829
Public Storage, Inc., REIT	51,663	7,776,315
Quintain Estates & Development PLC (a)	830,647	1,299,857
Retail Opportunity Investment Corp., REIT	189,580	2,790,618
Rexford Industrial Realty, Inc., REIT	102,180	1,348,776
SEGRO PLC, REIT	1,033,962	5,718,712
Simon Property Group, Inc., REIT	83,459	12,699,121
Stockland, IEU	1,841,164	5,952,622
Sun Hung Kai Properties Ltd.	444,433	5,662,558
TAG Immobilien AG	166,980	2,016,891
Tanger Factory Outlet Centers, Inc., REIT	134,402	4,303,552
Unibail-Rodamco, REIT	36,249	9,287,864
Ventas, Inc., REIT	94,625	5,420,120
Vornado Realty Trust, REIT	90,395	8,026,172
Westfield Group, REIT	514,272	4,633,263
Weyerhaeuser Co., REIT	190,915	6,027,187

		$258,185,240

Telecommunications – Wireless – 1.0%
American Tower Corp., REIT	32,150	$2,566,213

Total Common Stocks (Identified Cost, $225,648,645)		$262,062,507

MONEY MARKET FUNDS – 1.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	2,742,543	$2,742,543

Total Investments (Identified Cost, $228,391,188)		$264,805,050

OTHER ASSETS, LESS LIABILITIES – 0.2%		481,945

Net Assets – 100.0%		$265,286,995

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

IEU	International Equity Unit

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

7

MFS Global Real Estate Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $225,648,645)	$262,062,507
Underlying affiliated funds, at cost and value	2,742,543
Total investments, at value (identified cost, $228,391,188)	$264,805,050
Receivables for
Interest and dividends	939,134
Receivable from investment adviser	5,857
Other assets	2,764
Total assets		$265,752,805
Liabilities
Payable for fund shares reacquired	$336,378
Payable to affiliates
Shareholder servicing costs	22
Distribution and/or service fees	1,563
Payable for independent Trustees’ compensation	10
Accrued expenses and other liabilities	127,837
Total liabilities		$465,810
Net assets		$265,286,995
Net assets consist of
Paid-in capital	$271,903,404
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	36,415,494
Accumulated net realized gain (loss) on investments and foreign currency	(48,262,742)
Undistributed net investment income	5,230,839
Net assets		$265,286,995
Shares of beneficial interest outstanding		20,368,753

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$151,175,550	12,163,784	$12.43
Service Class	114,111,445	8,204,969	13.91

See Notes to Financial Statements

8

MFS Global Real Estate Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$8,061,678
Dividends from underlying affiliated funds	2,729
Foreign taxes withheld	(184,546)
Total investment income		$7,879,861
Expenses
Management fee	$2,381,102
Distribution and service fees	285,111
Shareholder servicing costs	5,975
Administrative services fee	43,554
Independent Trustees’ compensation	9,078
Custodian fee	83,293
Shareholder communications	77,634
Audit and tax fees	47,100
Legal fees	2,538
Miscellaneous	17,081
Total expenses		$2,952,466
Fees paid indirectly	(4)
Reduction of expenses by investment adviser	(151,758)
Net expenses		$2,800,704
Net investment income		$5,079,157
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$20,568,567
Foreign currency	(54,531)
Net realized gain (loss) on investments and foreign currency		$20,514,036
Change in unrealized appreciation (depreciation)
Investments (net of $85,502 decrease in deferred country tax)	$(11,722,407)
Translation of assets and liabilities in foreign currencies	8,709
Net unrealized gain (loss) on investments and foreign currency translation		$(11,713,698)
Net realized and unrealized gain (loss) on investments and foreign currency		$8,800,338
Change in net assets from operations		$13,879,495

See Notes to Financial Statements

9

MFS Global Real Estate Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$5,079,157	$4,393,197
Net realized gain (loss) on investments and foreign currency	20,514,036	19,945,025
Net unrealized gain (loss) on investments and foreign currency translation	(11,713,698)	33,234,884
Change in net assets from operations	$13,879,495	$57,573,106
Distributions declared to shareholders
From net investment income	$(13,254,054)	$(1,809,358)
Change in net assets from fund share transactions	$3,287,424	$(159,734)
Total change in net assets	$3,912,865	$55,604,014
Net assets
At beginning of period	261,374,130	205,770,116
At end of period (including undistributed net investment income of $5,230,839 and $13,505,753, respectively)	$265,286,995	$261,374,130

See Notes to Financial Statements

10

MFS Global Real Estate Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.54	$9.75	$11.44	$11.23	$8.99
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.25	$0.21	$0.34	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	0.34	2.66	(1.08)	1.28	2.35
Total from investment operations	$0.60	$2.91	$(0.87)	$1.62	$2.67
Less distributions declared to shareholders
From net investment income	$(0.71)	$(0.12)	$(0.82)	$(1.41)	$(0.36)
From net realized gain on investments	—	—	—	—	(0.07)
Total distributions declared to shareholders	$(0.71)	$(0.12)	$(0.82)	$(1.41)	$(0.43)
Net asset value, end of period (x)	$12.43	$12.54	$9.75	$11.44	$11.23
Total return (%) (k)(r)(s)(x)	5.07	29.93	(7.59)	15.28	30.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.09	1.15	1.11	1.17
Expenses after expense reductions (f)	0.95	1.05	1.10	1.10	1.10
Net investment income	2.02	2.21	1.89	3.07	3.52
Portfolio turnover	34	54	27	40	110
Net assets at end of period (000 omitted)	$151,176	$147,846	$87,924	$111,981	$84,988

See Notes to Financial Statements

11

MFS Global Real Estate Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.94	$10.84	$12.61	$12.25	$9.77
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.23	$0.20	$0.34	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	0.38	2.96	(1.17)	1.40	2.56
Total from investment operations	$0.64	$3.19	$(0.97)	$1.74	$2.88
Less distributions declared to shareholders
From net investment income	$(0.67)	$(0.09)	$(0.80)	$(1.38)	$(0.33)
From net realized gain on investments	—	—	—	—	(0.07)
Total distributions declared to shareholders	$(0.67)	$(0.09)	$(0.80)	$(1.38)	$(0.40)
Net asset value, end of period (x)	$13.91	$13.94	$10.84	$12.61	$12.25
Total return (%) (k)(r)(s)(x)	4.84	29.47	(7.74)	14.94	29.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.34	1.41	1.37	1.43
Expenses after expense reductions (f)	1.20	1.30	1.35	1.35	1.35
Net investment income	1.78	1.88	1.60	2.80	3.33
Portfolio turnover	34	54	27	40	110
Net assets at end of period (000 omitted)	$114,111	$113,528	$117,846	$142,500	$138,929

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

12

MFS Global Real Estate Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Real Estate Portfolio (the fund) is a series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant amount of its net assets in U.S. and foreign real estate related investments and as a result is subject to certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from

13

MFS Global Real Estate Portfolio

Notes to Financial Statements – continued

third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$120,071,385	$—	$—	$120,071,385
Japan	36,266,759	—	—	36,266,759
Hong Kong	—	26,667,394	—	26,667,394
United Kingdom	19,599,747	—	—	19,599,747
Singapore	11,119,451	—	—	11,119,451
Australia	4,633,263	5,952,622	—	10,585,885
France	9,287,864	—	—	9,287,864
Netherlands	8,591,671	—	—	8,591,671
Germany	6,245,068	—	—	6,245,068
Other Countries	13,627,283	—	—	13,627,283
Mutual Funds	2,742,543	—	—	2,742,543
Total Investments	$232,185,034	$32,620,016	$—	$264,805,050

Of the level 1 investments presented above, equity investments amounting to $61,886,232 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

14

MFS Global Real Estate Portfolio

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$13,254,054	$1,809,358

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$234,418,779
Gross appreciation	36,973,652
Gross depreciation	(6,587,381)
Net unrealized appreciation (depreciation)	$30,386,271
Undistributed ordinary income	5,107,022
Capital loss carryforwards	(42,235,152)
Other temporary differences	125,450

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/17	$(42,235,152)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

15

MFS Global Real Estate Portfolio

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$8,107,917	$983,392
Service Class	5,146,137	825,966
Total	$13,254,054	$1,809,358

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $2,435, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses , such that total annual operating expenses do not exceed 0.95% of average daily net assets for the Initial Class shares and 1.20% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, this reduction amounted to $148,642 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $5,951, which equated to 0.0022% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $24.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0165% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are

16

MFS Global Real Estate Portfolio

Notes to Financial Statements – continued

officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,552 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $681, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $87,339,543 and $92,763,550, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,350,559	$17,005,810	4,370,768	$52,172,519
Service Class	1,026,889	14,243,203	41,116	507,048
	2,377,448	$31,249,013	4,411,884	$52,679,567
Shares issued to shareholders in reinvestment of distributions
Initial Class	689,449	$8,107,917	81,745	$983,392
Service Class	390,747	5,146,137	61,685	825,966
	1,080,196	$13,254,054	143,430	$1,809,358
Shares reacquired
Initial Class	(1,664,486)	$(21,762,360)	(1,678,083)	$(19,076,779)
Service Class	(1,355,722)	(19,453,283)	(2,834,492)	(35,571,880)
	(3,020,208)	$(41,215,643)	(4,512,575)	$(54,648,659)
Net change
Initial Class	375,522	$3,351,367	2,774,430	$34,079,132
Service Class	61,914	(63,943)	(2,731,691)	(34,238,866)
	437,436	$3,287,424	42,739	$(159,734)

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 25%, 11%, and 7%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $951 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

17

MFS Global Real Estate Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	49	64,913,800	(62,171,306)	2,742,543

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,729	$2,742,543

18

MFS Global Real Estate Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS Global Real Estate Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Real Estate Portfolio (one of the series comprising MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Real Estate Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

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MFS Global Real Estate Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

20

MFS Global Real Estate Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Richard Gable

21

MFS Global Real Estate Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital (“Sun Capital”), an affiliate of MFS, and subadvised by MFS. In light of changes affecting the source of cash flows into Sun Capital Advisers Trust, management of Sun Capital proposed to the board of Sun Capital Advisers Trust a transition and integration plan whereby management of the Fund would be transferred to MFS and Sun Capital Advisers Trust would be integrated into the MFS family of funds. Pursuant to that plan, shareholders of the Fund were asked to approve an investment advisory agreement between MFS and the Fund. Following shareholder approval, MFS became the investment adviser of the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. In light of the Fund’s lower total expense

22

MFS Global Real Estate Portfolio

Board Review of Investment Advisory Agreement – continued

ratio under MFS’ management, the Trustees also considered pro forma performance information from Lipper Inc. for the one-, three- and five-year periods ended December 31, 2012, which was adjusted to reflect the effect of the Fund’s lower total expense ratio. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

23

MFS Global Real Estate Portfolio

Board Review of Investment Advisory Agreement – continued

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of the MFS Web site (mfs.com).

24

MFS Global Real Estate Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $4,876,948. The fund intends to pass through foreign tax credits of $196,660 for the fiscal year.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment advisers and to various entities either controlling, controlled by, or under common control with the Funds’ investment advisers that provided ongoing services to the Funds. Prior to the close of business on December 7, 2012, Sun Capital Advisers LLC (“Sun Capital”) served as the investment adviser for each series of the Registrant. Effective the close of business on December 7, 2012, Massachusetts Financial Services Company (“MFS”) provides investment advisory services to the series of the Registrant that were not liquidated or reorganized as described in the introductory note to this Form N-CSR. For purposes of this Item 4, (i) entities either controlling, controlled by, or under common control with Sun Capital that provided ongoing services to the Funds during the reporting period (other than MFS or any entity controlled by MFS) are hereinafter referred to as “Sun Capital Related Entities”, and (ii) entities either controlling, controlled by, or under common control with MFS that provided ongoing services to the Funds (other than Sun Capital or the Sun Capital Related Entities) during the reporting period are hereinafter referred to as “MFS Related Entities”.

SC AllianceBernstein International Value Fund, SC BlackRock International Index Fund, SC BlackRock Large Cap Index Fund, SC Davis Venture Value Fund, SC Ibbotson Tactical Opportunities Fund, SC Invesco Small Cap Growth Fund, SC Lord Abbett Growth & Income Fund, SC PIMCO High Yield Fund, SC PIMCO Total Return Fund, SC WMC Blue Chip Mid Cap Fund, SC WMC Large Cap Growth Fund, Sun Capital Investment Grade Bond Fund, and Sun Capital Money Market Fund (the “Terminated Funds”) were terminated as series of the Registrant on December 7, 2012, as described in the introductory note to this Form N-CSR.

Fees Billed for Audit Services Provided to the Funds

For the fiscal years ended December 31, 2013 and 2012, audit fees billed to the Funds by Deloitte are set forth in the below chart.

There are no fees to report with respect to the Terminated Funds for the 2013 fiscal year.

	Audit Fees
	2013	2012
Fees billed by Deloitte:
MFS Blended Research Small Cap Equity Portfolio	41,473	34,011
MFS Conservative Allocation Portfolio	28,199	30,340
MFS Global Real Estate Portfolio	42,360	35,944
MFS Growth Allocation Portfolio	28,199	30,340
MFS Inflation-Adjusted Bond Portfolio	32,468	61,259
MFS Limited Maturity Portfolio	51,854	57,201
MFS Mid Cap Value Portfolio	42,747	37,876
MFS Moderate Allocation Portfolio	28,199	30,340
MFS New Discovery Value Portfolio	41,473	34,205
SC AllianceBernstein International Value Fund	N/A	1,103
SC BlackRock International Index Fund	N/A	1,103
SC BlackRock Large Cap Index Fund	N/A	1,103
SC Davis Venture Value Fund	N/A	1,103
SC Ibbotson Tactical Opportunities Fund	N/A	1,103
SC Invesco Small Cap Growth Fund	N/A	1,103
SC Lord Abbett Growth & Income Fund	N/A	1,103
SC PIMCO High Yield Fund	N/A	1,100

SC PIMCO Total Return Fund	N/A	3,710
SC WMC Blue Chip Mid Cap Fund	N/A	1,103
SC WMC Large Cap Growth Fund	N/A	1,103
Sun Capital Investment Grade Bond Fund	N/A	1,103
Sun Capital Money Market Fund	N/A	1,100

Total	336,972	368,456

Fees Billed for Audit-Related, Tax and Other Services Provided to the Funds

For the fiscal years ended December 31, 2013 and 2012, fees billed by Deloitte for audit-related, tax and other services provided to the Funds are set forth in the below chart. There are no fees to report with respect to the Terminated Funds for the 2013 fiscal year.

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by Deloitte:
MFS Blended Research Small Cap Equity Portfolio	2,400	400	4,670	2,980	1,204	822	[4]
MFS Conservative Allocation Portfolio	2,400	400	4,670	2,980	1,326	822	[4]
MFS Global Real Estate Portfolio	2,400	400	4,977	3,340	1,216	822	[4]
MFS Growth Allocation Portfolio	2,400	400	4,670	2,980	1,269	822	[4]
MFS Inflation-Adjusted Bond Portfolio	2,400	400	3,890	2,980	1,258	822	[4]
MFS Limited Maturity Portfolio	2,400	400	4,670	3,780	1,342	822	[4]
MFS Mid Cap Value Portfolio	2,400	400	4,670	2,980	1,229	822	[4]
MFS Moderate Allocation Portfolio	2,400	400	4,670	2,980	1,495	822	[4]
MFS New Discovery Value Portfolio	2,400	400	4,670	2,980	1,188	822	[4]
SC AllianceBernstein International Value Fund	N/A	0	N/A	5,780	N/A	0
SC BlackRock International Index Fund	N/A	0	N/A	5,780	N/A	0
SC BlackRock Large Cap Index Fund	N/A	0	N/A	4,980	N/A	0
SC Davis Venture Value Fund	N/A	0	N/A	4,980	N/A	0
SC Ibbotson Tactical Opportunities Fund	N/A	0	N/A	4,980	N/A	0
SC Invesco Small Cap Growth Fund	N/A	0	N/A	4,980	N/A	0
SC Lord Abbett Growth & Income Fund	N/A	0	N/A	4,980	N/A	0
SC PIMCO High Yield Fund	N/A	0	N/A	5,780	N/A	0
SC PIMCO Total Return Fund	N/A	0	N/A	5,780	N/A	0
SC WMC Blue Chip Mid Cap Fund	N/A	0	N/A	4,980	N/A	0
SC WMC Large Cap Growth Fund	N/A	0	N/A	4,980	N/A	0
Sun Capital Investment Grade Bond Fund	N/A	0	N/A	4,980	N/A	0
Sun Capital Money Market Fund	N/A	0	N/A	4,980	N/A	0
Total	21,600	3,600	41,557	95,920	11,527	7,398

Fees Billed for Audit-Related, Tax and Other Services Relating Directly to the Operations and Financial Reporting of the Funds Provided to MFS and MFS Related Entities, excluding Sun Capital and Sun Capital Related Entities

For the fiscal years ended December 31, 2013 and 2012, fees billed by Deloitte for audit-related, tax and other services provided to MFS and MFS Related Entities relating directly to the operations and financial reporting of the Funds are set forth in the below chart.

For the 2012 fiscal year, fees billed by Deloitte to MFS and MFS Related Entities include fees billed to MFS and MFS Related Entities for the entire fiscal year. Because MFS did not provide ongoing services to the Terminated Funds for either the 2012 or the 2013 fiscal years, the Terminated Funds are not included in the below chart.

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012[4]	2013	2012	2013	2012
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Small Cap Equity Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Conservative Allocation Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Global Real Estate Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Growth Allocation Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Inflation-Adjusted Bond Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Limited Maturity Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Mid Cap Value Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Moderate Allocation Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS New Discovery Value Portfolio*	1,589,808	1,073,574	0	0	0	0

Fees Billed for Audit-Related, Tax and Other Services Relating Directly to the Operations and Financial Reporting of the Funds Provided to Sun Capital and Sun Capital Related Entities, excluding MFS and MFS Related Entities

For the fiscal year ended December 31, 2013, Sun Capital and Sun Capital Related Entities did not provide ongoing services to the Registrant and for the fiscal year ended December 31, 2012, there were no fees billed by Deloitte for audit-related, tax and other services relating directly to the operations and financial reporting of the Funds provided to Sun Capital and Sun Capital Related Entities. Therefore, a chart is not included with respect to fees billed to Sun Capital and Sun Capital Related Entities.

Fees Billed for Audit-Related, Tax and Other Services Fees Relating Directly to the Operations and Financial Reporting of the Funds Provided to MFS and MFS Related Entities and Sun Capital and Sun Capital Related Entities

For the fiscal years ended December 31, 2013 and 2012, fees billed by Deloitte for audit-related, tax and other services provided to MFS and MFS Related Entities and Sun Capital and Sun Capital Related Entities related directly to the operations and financial reporting of the Funds are set forth in the below chart.

For the 2013 and 2012 fiscal years, there were no fees billed by Deloitte for audit-related, tax and other services provided to Sun Capital and Sun Capital Related Entities as described above under “Audit-Related, Tax and Other Services Fees Billed to Sun Capital and Sun Capital Related Entities, excluding MFS and MFS Related Entities, Relating Directly to the Operations and Financial Reporting of the Funds.”

The Terminated Funds have not been included in the chart below because (i) MFS and MFS Related Entities did not provide ongoing services to the Terminated Funds during either the 2012 or the 2013 fiscal year; (ii) Sun Capital and Sun Capital Related Entities did not provide ongoing services to any series of the Registrant during the 2013 fiscal year; and (iii) no fees relating directly to the operations and financial reporting of any series of the Registrant (including the Terminated Funds) were billed by Deloitte to Sun Capital and Sun Capital Related Entities during the 2012 fiscal year. For the 2012 fiscal year, fees billed by Deloitte to MFS and MFS Related Entities include fees billed to MFS and MFS Related Entities for the entire fiscal year.

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012[4]	2013	2012	2013	2012
Fees billed by Deloitte:
To MFS and MFS Related Entities and Sun Capital and Sun Capital Related Entities of MFS Blended Research Small Cap Equity Portfolio**	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities and Sun Capital and Sun Capital Related Entities of MFS Conservative Allocation Portfolio**	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities and Sun Capital and Sun Capital Related Entities of MFS Global Real Estate Portfolio**	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities and Sun Capital and Sun Capital Related Entities of MFS Growth Allocation Portfolio**	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities and Sun Capital and Sun Capital Related Entities of MFS Inflation-Adjusted Bond Portfolio**	1,589,808	1,073,574	0	0	0	0

To MFS and MFS Related Entities and Sun Capital and Sun Capital Related Entities of MFS Limited Maturity Portfolio**	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities and Sun Capital and Sun Capital Related Entities of MFS Mid Cap Value Portfolio**	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities and Sun Capital and Sun Capital Related Entities of MFS Moderate Allocation Portfolio**	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities and Sun Capital and Sun Capital Related Entities of MFS New Discovery Value Portfolio**	1,589,808	1,073,574	0	0	0	0

Aggregate Fees Billed for Non-Audit Services Provided to the Funds and MFS and MFS Related Entities, excluding Sun Capital and Sun Capital Related Entities

For the fiscal years ended December 31, 2012 and December 31, 2013, fees billed by Deloitte for non-audit services provided to the Funds, MFS and MFS Related Entities are set forth in the below chart. Because MFS did not provide ongoing services to the Terminated Funds for either the 2012 or the 2013 fiscal years, the Terminated Funds are not included in the below chart. For the 2012 fiscal year, fees for non-audit services billed by Deloitte to MFS and MFS Related Entities include fees billed to MFS and MFS Related Entities for the entire fiscal year.

	Aggregate Fees for Non-audit Services:
	2013	2012[4]
Fees billed by Deloitte:
To MFS Blended Research Small Cap Equity Portfolio, MFS and MFS Related Entities##	1,612,902	1,300,846
To MFS Conservative Allocation Portfolio, MFS and MFS Related Entities##	1,613,024	1,300,846
To MFS Global Real Estate Portfolio, MFS and MFS Related Entities##	1,613,221	1,301,206
To MFS Growth Allocation Portfolio, MFS and MFS Related Entities##	1,612,967	1,300,846
To MFS Inflation-Adjusted Bond Portfolio, MFS and MFS Related Entities##	1,612,176	1,300,846
To MFS Limited Maturity Portfolio, MFS and MFS Related Entities##	1,613,040	1,301,646
To MFS Mid Cap Value Portfolio, MFS and MFS Related Entities##	1,612,927	1,300,846
To MFS Moderate Allocation Portfolio, MFS and MFS Related Entities##	1,613,193	1,300,846
To MFS New Discovery Value Portfolio, MFS and MFS Related Entities##	1,612,886	1,300,846

Aggregate Fees Billed for Non-Audit Services Provided to the Funds and Sun Capital and Sun Capital Related Entities, excluding MFS and MFS Related Entities

For the fiscal year ended December 31, 2012, fees billed by Deloitte for non-audit services provided to the Funds and Sun Capital and Sun Capital Related Entities are set forth in the below chart.

For the 2012 fiscal year, there were no fees billed by Deloitte for non-audit services provided to Sun Capital and Sun Capital Related Entities. Therefore, the fees in the below chart represent fees billed to the Funds.

For the 2013 fiscal year, Sun Capital and Sun Capital Related Entities did not provide ongoing services to the Registrant. Therefore, no fees for the 2013 fiscal year end are included in the below chart.

Aggregate Fees for Non-audit Services:
2012
Fees billed by Deloitte:
To MFS Blended Research Small Cap Equity Portfolio, Sun Capital and Sun Capital Related Entities#	3,380
To MFS Conservative Allocation Portfolio, Sun Capital and Sun Capital Related Entities#	3,380
To MFS Global Real Estate Portfolio, Sun Capital and Sun Capital Related Entities#	3,740
To MFS Growth Allocation Portfolio, Sun Capital and Sun Capital Related Entities#	3,380
To MFS Inflation-Adjusted Bond Portfolio, Sun Capital and Sun Capital Related Entities#	3,380
To MFS Limited Maturity Portfolio, Sun Capital and Sun Capital Related Entities#	4,180
To MFS Mid Cap Value Portfolio, Sun Capital and Sun Capital Related Entities#	3,380
To MFS Moderate Allocation Portfolio, Sun Capital and Sun Capital Related Entities#	3,380
To MFS New Discovery Value Portfolio, Sun Capital and Sun Capital Related Entities#	3,380
To SC AllianceBernstein International Value Fund , Sun Capital and Sun Capital Related Entities#	5,780
To SC BlackRock International Index Fund, Sun Capital and Sun Capital Related Entities#	5,780
To SC BlackRock Large Cap Index Fund, Sun Capital and Sun Capital Related Entities#	4,980
To SC Davis Venture Value Fund, Sun Capital and Sun Capital Related Entities#	4,980
To SC Ibbotson Tactical Opportunities Fund, Sun Capital and Sun Capital Related Entities#	4,980
To SC Invesco Small Cap Growth Fund, Sun Capital and Sun Capital Related Entities#	4,980
To SC Lord Abbett Growth & Income Fund, Sun Capital and Sun Capital Related Entities#	4,980

To SC PIMCO High Yield Fund, Sun Capital and Sun Capital Related Entities#	5,780
To SC PIMCO Total Return Fund, Sun Capital and Sun Capital Related Entities#	5,780
To SC WMC Blue Chip Mid Cap Fund, Sun Capital and Sun Capital Related Entities#	4,980
To SC WMC Large Cap Growth Fund, Sun Capital and Sun Capital Related Entities#	4,980
To Sun Capital Investment Grade Bond Fund, Sun Capital and Sun Capital Related Entities#	4,980
To Sun Capital Money Market Fund, Sun Capital and Sun Capital Related Entities#	4,980

Aggregate Fees Billed for Non-Audit Services Provided to the Funds, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities

For the fiscal years ended December 31, 2012 and December 31, 2013, fees billed by Deloitte for non-audit services provided to the Funds, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities are set forth in the below chart.

For the 2013 fiscal year, Sun Capital and Sun Capital Related Entities did not provide ongoing services to the Registrant. Therefore, fees for the 2013 fiscal year end do not include fees billed to Sun Capital and Sun Capital Related Entities.

For the 2012 fiscal year, there were no fees billed by Deloitte for non-audit services provided to Sun Capital and Sun Capital Related Entities.

For the 2012 fiscal year, the fees billed by Deloitte to MFS and MFS Related Entities include fees billed to MFS and MFS Related Entities for the entire fiscal year.

Because (i) MFS did not provide ongoing services to the Terminated Funds for the fiscal years ended 2013 and 2012; (ii) Sun Capital and Sun Capital Related Entities did not provide ongoing services to the Terminated Funds for the fiscal year 2013; and (iii) no fees were billed to Sun Capital and Sun Capital Related Entities for fiscal year 2012 with respect to the Terminated Funds, only fees for the 2012 fiscal year are reported for the Terminated Funds and those fees are solely fees billed to the Terminated Funds.

	Aggregate Fees for Non-audit Services:
	2013	2012
Fees billed by Deloitte:
To MFS Blended Research Small Cap Equity Portfolio, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities###	1,612,902	1,300,846	[4]
To MFS Conservative Allocation Portfolio, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities###	1,613,024	1,300,846	[4]
To MFS Global Real Estate Portfolio, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities###	1,613,221	1,301,206	[4]
To MFS Growth Allocation Portfolio, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities###	1,612,967	1,300,846	[4]
To MFS Inflation-Adjusted Bond Portfolio, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities###	1,612,176	1,300,846	[4]
To MFS Limited Maturity Portfolio, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities###	1,613,040	1,301,646	[4]
To MFS Mid Cap Value Portfolio, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities###	1,612,927	1,300,846	[4]
To MFS Moderate Allocation Portfolio, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities###	1,613,193	1,300,846	[4]
To MFS New Discovery Value Portfolio, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities###	1,612,886	1,300,846	[4]
To SC AllianceBernstein International Value Fund, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities###	N/A	5,780
To SC BlackRock International Index Fund, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities###	N/A	5,780
To SC BlackRock Large Cap Index Fund, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities###	N/A	4,980
To SC Davis Venture Value Fund, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities###	N/A	4,980
To SC Ibbotson Tactical Opportunities Fund, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities###	N/A	4,980
To SC Invesco Small Cap Growth Fund, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities###	N/A	4,980
To SC Lord Abbett Growth & Income Fund, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities###	N/A	4,980
To SC PIMCO High Yield Fund, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities###	N/A	5,780
To SC PIMCO Total Return Fund, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities###	N/A	5,780
To SC WMC Blue Chip Mid Cap Fund, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities###	N/A	4,980
To SC WMC Large Cap Growth Fund, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities###	N/A	4,980
To Sun Capital Investment Grade Bond Fund, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities###	N/A	4,980
To Sun Capital Money Market Fund, MFS and MFS Related Entities, and Sun Capital and Sun Capital Related Entities###	N/A	4,980

*

This amount reflects the fees billed to MFS and MFS Related Entities, excluding Sun Capital and Sun Capital Related Entities other than MFS and subsidiaries of MFS, for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

**

This amount reflects the fees billed to Sun Capital and Sun Capital Related Entities and MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to Sun Capital and the Sun Capital Related Entities.
##	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
###	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to Sun Capital and Sun Capital Related Entities and MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	Deloitte fees reported in 2012 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended December 31, 2012.

Item 4(e)(1):

For the period from January 1, 2012 to the close of business on December 7, 2012, the registrant’s Audit Committee adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant require pre-approval. In addition, non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant also require pre-approval if the services provided to those entities are related directly to the operations and financial reporting of the registrant. The policy includes a list of specified services that are deemed to be pre-approved, subject to stated dollar limits, by the Audit Committee. The Audit Committee must provide specific advance approval for any service that is not included in the list of pre-approved services, or for any pre-approved service that exceeds the dollar limit set forth in the policy. In determining whether to approve services, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees effective close of business December 7, 2012, relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund, Sun Capital and Sun Capital Related Entities, and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

Notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST III

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: February 14, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: February 14, 2014

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 14, 2014

*	Print name and title of each signing officer under his or her signature.